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[LOGO]                                           EQUITY FUND
ARISTATA                                         PROSPECTUS
MUTUAL FUNDS                                   FEBRUARY 22, 1998
A CLASS ABOVE

[GRAPHIC]


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ARISTATA EQUITY FUND
370 17th Street
Suite 3100
Denver, CO 80202
General & Account Information: (800) 644-8595


                TEMPEST, ISENHART, CHAFEE, LANSDOWNE & ASSOC., INC.
             Investment Adviser ("Tempest, Isenhart" or the "Adviser")
                          ALPS MUTUAL FUNDS SERVICES, INC.
        Administrator, Distributor and Sponsor ("ALPS" or the "Distributor")


This prospectus describes the Aristata Equity Fund (the "Fund"), managed by Tempest, Isenhart, Chafee, Lansdowne & Assoc., Inc., a Colorado corporation. The Fund is a diversified series of Financial Investors Trust (the "Trust"), a Delaware business trust and registered open-end management investment company. The Fund's investment objective is to seek to provide investors with long-term growth of capital and dividend income by investing primarily in common stocks and securities convertible into or with rights to purchase common stocks ("equity securities"). Shares of the Fund are sold to the public by the Distributor as an investment vehicle for individuals, institutions, corporations and fiduciaries. Investments in shares of the Fund involve risk, including possible loss of principal. There are risks in any investment program, including the risk of changing economic and market conditions, and there is no assurance that the Fund will achieve its investment objective. The net asset value of a share of the Fund will fluctuate as market conditions change.

This Prospectus sets forth concisely the information a prospective investor should know before investing in the Fund and should be read and retained for information about the Fund.

A Statement of Additional Information (the "SAI"), dated February 22, 1998, containing additional and more detailed information about the Fund, has been filed with the Securities and Exchange Commission (the "SEC") and is hereby incorporated by reference into this Prospectus. It is available without charge and can be obtained by writing or calling the Fund at the address and information number printed above.

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

February 22, 1998

                                  TABLE OF CONTENTS

                                                                           Page

HIGHLIGHTS . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .3

FUND EXPENSES. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .4

THE FUND . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .5

MANAGEMENT OF THE FUND . . . . . . . . . . . . . . . . . . . . . . . . . . .5

THE INVESTMENT POLICIES AND PRACTICES OF THE FUND. . . . . . . . . . . . . .8

INVESTMENT RESTRICTIONS. . . . . . . . . . . . . . . . . . . . . . . . . . .8

PORTFOLIO TRANSACTIONS . . . . . . . . . . . . . . . . . . . . . . . . . . .9

FUND SHARE VALUATION . . . . . . . . . . . . . . . . . . . . . . . . . . . 10

MINIMUM PURCHASE REQUIREMENTS. . . . . . . . . . . . . . . . . . . . . . . 10

PURCHASE OF FUND SHARES. . . . . . . . . . . . . . . . . . . . . . . . . . 10

REDEMPTION OF FUND SHARES. . . . . . . . . . . . . . . . . . . . . . . . . 12

EXCHANGE OF FUND SHARES. . . . . . . . . . . . . . . . . . . . . . . . . . 13

INDIVIDUAL RETIREMENT ACCOUNTS . . . . . . . . . . . . . . . . . . . . . . 14

DIVIDEND AND TAX INFORMATION . . . . . . . . . . . . . . . . . . . . . . . 14

DESCRIPTION OF SECURITIES AND INVESTMENT PRACTICES . . . . . . . . . . . . 15

RISKS OF INVESTING IN THE FUND . . . . . . . . . . . . . . . . . . . . . . 18

OTHER INFORMATION. . . . . . . . . . . . . . . . . . . . . . . . . . . . . 19

APPENDIX . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 21

HIGHLIGHTS

INVESTMENT OBJECTIVE AND POLICIES OF THE FUND

The investment objective of the Aristata Equity Fund is to seek to provide investors with long-term growth of capital and dividend income by investing primarily in common stocks and securities convertible into or with rights to purchase common stocks ("equity securities"). There is no assurance the Fund will achieve its investment objective.

The Fund seeks to achieve its objective by investing, under normal conditions, at least 80% of the value of its net assets in equity securities consisting of common stocks, and preferred stocks or other securities which are convertible into common stocks. The balance of the Fund's assets may be held in fixed-income securities, cash and cash equivalents rated at the time of purchase at least within the "A" rating category by Standard & Poor's Corporation ("S&P") or within the "Prime" category by Moody's Investor's Service, Inc. ("Moody's") (or, if not rated, issued by companies having an outstanding long-term unsecured debt issue rated at least within the "A" rating category by S&P or within the "Prime" category by Moody's) or, if unrated, determined by the Adviser to be of comparable quality.

The Fund will seek to achieve long-term growth of capital and income by investing in a diversified portfolio of equity securities considered by the Adviser to be undervalued. In general the Adviser favors securities that, due to industry, economic, or market conditions, are out of favor and, as a result, are unduly depressed. The Adviser believes that the cyclical nature of investor attitudes, the normal business cycle and changing industry conditions can create undervalued securities. This approach results in the selection of equity securities with average portfolio characteristics that generally include lower price/earnings and price/book ratios than the overall market, and a dividend yield as high or higher than market averages.

The Fund may also invest up to 10% of its total assets in securities of foreign issuers, including sponsored and unsponsored American Depository Receipts ("ADRs").

The Fund may invest up to 10% of its total assets in securities issued by other investment companies. Such securities will be acquired by the Fund within the limits prescribed by the Investment Company Act of 1940, as amended (the "Act"), which include a prohibition against a Fund investing more than 10% of the value of its total assets in such securities. Investors should recognize that the purchase of securities of other investment companies results in duplication of expenses such that investors indirectly bear a proportionate share of the expenses of such companies, including operating costs, and investment advisory and administrative fees.

The Fund may hold up to 100% of its assets in cash or short-term fixed-income securities for temporary defensive purposes. The Fund will adopt a temporary defensive position when, in the opinion of the Investment Manager, such a position is more likely to provide protection against adverse market conditions than adherence to the Fund's other investment policies. The types of short-term instruments in which the Fund may invest for such purposes include short-term money market securities such as repurchase agreements and securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities, certificates of deposit, time deposits and bankers' acceptances of certain qualified financial institutions and corporate commercial paper rated at the time of purchase at least within the "A" rating category by S&P or within the "Prime" category by Moody's (or, if not rated, issued by companies having an outstanding long-term unsecured debt issue rated at least within the "A" rating category by S&P or within the "Prime" category by Moody's). See the Statement of Additional Information.

For additional information concerning the investment policies, practices and risk considerations of the Fund, see "THE INVESTMENT POLICIES AND PRACTICES OF THE FUND" and "RISKS OF INVESTING IN THE FUND" in this Prospectus.

In addition to the equity securities described above, the Fund may invest in U.S. Treasury obligations, certificates of deposit, time deposits, U.S. government agency securities, repurchase agreements, reverse repurchase agreements, securities of other investment companies, when-issued securities and forward commitments. The Fund may also invest in variable and floating rate notes, bankers' acceptances and commercial paper rated in one of the two highest categories by a nationally recognized statistical rating organization ("NRSRO") or, if unrated, determined by the Adviser to be of comparable quality.

INVESTMENT RISKS

The price per share of the Fund will fluctuate with changes in value of the investments held by the Fund. Additionally, there can be no assurance that the Fund will achieve its investment objectives or be successful in preventing or minimizing the risk of loss that is inherent in investing in particular types of investment products. An investment in the Fund may involve greater risk than is inherent in other types of investments since it seeks capital appreciation, and the value of its investments will generally fluctuate in response to stock market conditions. Further, investment in the securities of issuers in any foreign country involves special risks and considerations not typically associated with investing in U.S. issuers.

The foregoing is a summary of risks; see "RISKS OF INVESTING IN THE FUND" in this Prospectus.


FUND EXPENSES

The purpose of the following table is to assist the shareholder in understanding the various costs and expenses that an investor in the Fund will bear, either directly or indirectly. The Fund's costs and expenses are based upon estimates of the operating expenses for its initial fiscal year.


FEE TABLE
SHAREHOLDER TRANSACTION EXPENSES

Maximum Sales Load Imposed on Purchases                     None
  (as a percentage of offering price)

Maximum Sales Load Imposed on Reinvested Dividends          None
  (as a percentage of offering price)

Deferred Sales Load                                         None
  (as a percentage of redemption proceeds)

Redemption Fees                                             None

Exchange Fees                                               None

ANNUAL FUND OPERATING EXPENSES
  (as a percentage of average net assets)

Management Fees (after waivers)*                            0.68%
12b-1 Fees                                                  None
Other Expenses                                              0.27%

Total Portfolio Operating Expenses (after waivers and
  reimbursements)*                                          0.95%

------------------
* Management Fees consisting of investment advisory fees (before waivers and reimbursements) would be 0.85%. The fee waivers and reimbursements reflected in the table are voluntary and may be modified or terminated at any time without the Fund's consent. Total Portfolio Operating Expenses (before waivers and reimbursements) would have been 1.12%.

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Example:

You would pay the following expenses on a $1,000 investment, assuming (1) 5% gross annual return, (2) redemption at the end of each time period, (3) that operating expenses are the same as described above, and (4) reinvestment of all dividends and distributions:

     1 Year    $10
     3 Years   $30

THIS ASSUMED 5% ANNUAL RETURN AND THE EXPENSES SHOWN SHOULD NOT BE CONSIDERED INDICATIONS OF ACTUAL OR EXPECTED PERFORMANCE OR OPERATING EXPENSES OF ANY FUND, BOTH OF WHICH MAY VARY SIGNIFICANTLY.


THE FUND

The Fund is a separate investment series or portfolio, commonly known as a mutual fund. The Fund is a portfolio of a Delaware business trust organized under the laws of the State of Delaware as an open-end management investment company on November 30, 1993. The Trust's Board of Trustees oversees the overall management of the Fund and elects the officers of the Trust.


MANAGEMENT OF THE FUND

THE ADVISER: TEMPEST, ISENHART, CHAFEE, LANSDOWNE & ASSOC., INC.

Tempest, Isenhart, Chafee, Lansdowne & Assoc., Inc., acts as the investment adviser to the Fund under the supervision of the Trust's Board of Trustees. The Adviser's address is 1380 Lawrence Street, Suite 1050, Denver, Colorado 80204. The Adviser manages the investment and reinvestment of the assets of the Fund and continuously reviews, supervises and administers the Fund's investments. The Adviser is responsible for placing orders for the purchase and sale of the Fund's investments directly with brokers and dealers selected by it in its discretion.

The Adviser utilizes a team management system for the Fund. The Adviser's investment professional team has an average of more than 25 years of investment research and portfolio management experience. These individuals bring a broad base of experience, ideas, knowledge, and expertise to the Fund's management.

The team of analysts and portfolio managers provides management of the Fund. The Adviser's investment team is led by H. David Lansdowne, CFA, President and Chief Executive Officer of Tempest, Isenhart, and its Chief Investment Officer since 1988. The Fund's other key investment management team include: Robert J. Alder, CFA, J. Jeffrey Dohse, Barbara Grummel and Greg H. Thompson, CFA.

Mr. Lansdowne earned both his B.S. (1969) and his M.B.A. from the University of Denver in 1972. He was awarded the Chartered Financial Analyst (CFA) designation in 1977. Mr. Lansdowne joined Tempest, Isenhart in 1983 as Director of Research. He began his career as an Investment Officer with Colorado National Bank in Denver. He joined United Capital Management, a subsidiary of United Bank of Denver, where he was Vice President and Portfolio Manager, overseeing pension plans of Fortune 500 Companies. Immediately prior to joining the Adviser, he was Senior Vice President and Director of Research for Financial Programs Mutual Funds and for their subsidiary for privately-managed accounts, Financial Trust Company.

Mr. Alder earned his B.S. from the University of Colorado in 1969. He was awarded the Chartered Financial Analyst (CFA) designation in 1977. His investment management career began in 1969 as a portfolio manager and analyst with the Trust Investment Division of the First National Bank of Denver. In 1977, he joined the Trust Investment Division of Colorado National Bank and became head of the department in 1982. In 1987, he was instrumental in creating Colorado National Bank's wholly-owned registered investment advisory subsidiary, Colorado Capital Advisors and was President of that subsidiary until 1993, when he joined the Adviser in his current capacity as Executive Vice President.

Mr. Dohse earned his B.S. from Culver-Stockton College in Canton, Missouri, in 1963 and his M.B.A. from Loyola University in Chicago in 1971. He worked in the investment industry for 15 years before joining Tempest Isenhart in 1983. He began his career with American National Bank & Trust Company in Chicago as a management trainee involved in all facets of bank and trust investments. He then joined the United Bank of Denver as Investment Officer, managing trust portfolios. Prior to joining the Adviser, Mr. Dohse was a Vice President and Portfolio Manager at IntraWest Bank of Denver, with responsibility for various investment management portfolios. Mr. Dohse is the lead portfolio manager for the Aristata Equity Fund.

Ms. Grummel earned her B.S. from the University of Colorado in 1979. She worked for the National Association of Securities Dealers, N. Donald and Company and the underwriting and asset management divisions of Merrill Lynch. Prior to joining the Adviser she was Executive Vice President with Lord Abbett and Company, the New York based mutual fund group, where her responsibilities included state-specific municipal bond fund management, individual fixed income portfolio management and new business development.

Mr. Thompson earned his B.S. from the University of Wyoming in 1967 and his M.B.A. from the University of Denver in 1972. He was awarded the Chartered Financial Analyst designation in 1988. He joined the Adviser in 1987. His previous positions include three years as a Financial Analyst with Standard & Poor's Compustat Services, Inc. in Englewood, Colorado and twelve years with Page T. Jenkins, a Denver proprietorship. He was an Investment Manager and Security Analyst with Jenkins, conducting research and managing securities and mineral portfolios for the firm.

For the advisory services it provides to the Funds, Tempest, Isenhart receives from the Fund a monthly fee, based on average daily net assets, at the annual rate of 0.85%.

ADVISER'S EQUITY PERFORMANCE

Although the Adviser has not previously managed a registered investment company, it has been providing investment advisory services to clients since 1976. Substantially all of the initial investors in the Fund were previously participants in unregistered commingled pools created and administered by the Colorado State Bank & Trust ("CSB&T"). Tempest Isenhart acted as the investment adviser to those commingled pools since their origination in late 1976. The Adviser was unaffiliated with CSB&T at the time it managed the commingled pools and remains unaffiliated with CSB&T.

Below are actual investment returns of the unregistered commingled equity pools managed by the Adviser which have been converted into the Fund. The unregistered commingled pools have been managed with investment objectives, policies and strategies substantially similar to those to be employed by the Adviser in managing the Fund. The Adviser's equity performance is a weighted average of the unregistered commingled pools managed by the Adviser and is calculated in accordance with SEC guidelines net of anticipated Fund fees and expenses.

The unregistered commingled equity pools were not subject to certain investment limitations, diversification requirements, and other restrictions imposed by the 1940 Act and the Internal Revenue Code which, if applicable, may have adversely affected performance. Portfolio management strategies used on the unregistered commingled pools and those for the Fund may vary. This performance does not represent historical performance of the Fund which is newly organized and has no performance of its own. This performance should not be interpreted as indicative of future performance of the Fund which may be higher or lower than that shown. Past performance is not a guarantee of future results. The commingled pool performance is not necessarily representative of the past performance of the portfolio managers acting individually or as a team.


                Assets Included in                                     S&P
                 Adviser's Equity          Adviser's Equity          500 Index
  Year(1)           Performance             Performance(2)           Return(3)
  -------           -----------             --------------           ---------
    1976(4)         $1,518,789             8.65%     8.71%             5.90%
    1977            $2,065,101            -1.06%    -0.89%            -7.40%
    1978            $2,761,815             8.03%     8.21%             6.50%
    1979            $4,296,091            32.09%    32.31%            18.50%
    1980            $8,555,330            53.71%    53.96%            32.40%
    1981            $8,576,467            -3.95%    -3.78%            -5.00%
    1982            $9,303,758            22.75%    22.96%            21.60%
    1983           $11,429,058            16.88%    17.08%            22.60%
    1984           $12,488,443             4.00%     4.18%             6.40%
    1985           $17,084,735            36.62%    36.85%            31.90%
    1986           $21,918,621            16.25%    16.45%            18.80%
    1987           $21,331,298            -0.02%     0.15%             5.20%

                                       6

                Assets Included in                                     S&P
                 Adviser's Equity          Adviser's Equity          500 Index
  Year(1)           Performance             Performance(2)           Return(3)
  -------           -----------             --------------           ---------
    1988           $23,289,415            20.05%    20.25%            16.50%
    1989           $29,968,045            23.06%    23.26%            31.70%
    1990           $29,015,064            -9.19%    -9.04%            -3.20%
    1991           $42,041,677            18.94%    19.14%            30.50%
    1992           $49,730,021            10.90%    11.09%             7.60%
    1993           $60,287,572            15.64%    15.84%            10.10%
    1994           $62,698,066            -4.58%    -4.42%             1.20%
    1995           $77,240,261            26.67%    26.89%            37.40%
    1996           $89,294,058            15.95%    16.14%            22.94%
    1997           $96,455,061            26.44%    26.65%            33.29%

For 5 Years Ended 1997                    15.43%    15.62%            20.20%
For 10 Years Ended l997                   13.75%    13.94%            18.00%
Since Inception (August 31, 1976)         14.93%    15.12%            15.42%

(1)  All periods are ended December 31.
(2) Annual total return is represented for each year and compounded annual return is presented for each period, net of expenses, in accordance with SEC guidelines. The performance information in the first column is a weighted average of the unregistered commingled equity pools managed by the Adviser and has been restated to reflect a total expense ratio of 1.12% which is the gross expense ratio that the Fund is expected to incur during the current fiscal year and which reflects a management fee of .85% of net assets. Performance information in the second column has been restated to reflect a total expense ration of 0.95% which reflects voluntary fee waivers and/or expense reimbursements. These waivers and/or reimbursements may be modified or terminated at any time.
(3) Annual total return is presented for each year and compounded annual return is presented for each period. The S&P 500 Index is an unmanaged index containing common stocks of 500 industrial, transportation, utility and financial companies, regarded as generally representative of the U.S. stock market. The index reflects the investment of income dividends and capital gain distributions, if any, but does not reflect fees, brokerage commissions, or other expenses of investing.
(4)  Data for the period August 31, 1976 to December 31, 1976.

THE ADMINISTRATOR AND DISTRIBUTOR

ALPS Mutual Funds Services, Inc. is the Administrator and Distributor for the Fund. ALPS is located at 370 17th Street, Suite 3100, Denver, Colorado 80202. As Distributor, ALPS sells shares of the Fund on behalf of the Trust. As Administrator, ALPS provides certain administrative services necessary for the Fund's operations including: (i) coordination of the services performed by the Fund's investment adviser, transfer agent, custodian, independent accountants and legal counsel; regulatory compliance, including the compilation of information for documents such as reports to, and filings with, the SEC and state securities commissions; and preparation of proxy statements and shareholder reports for the Fund; (ii) general supervision relative to the compilation of data required for the preparation of periodic reports distributed to the Fund's Officers and Board of Trustees; and (iii) furnishing office space and certain facilities required for conducting the business of the Fund. Other costs borne by the administrator include custodian and transfer agent fees and expenses; Trustees' fees and expenses; audit fees and expenses; and expenses of preparation and distribution to existing shareholders of reports and prospectuses. For these services, ALPS receives a fee from the Fund, computed daily and payable monthly, at the annual rate of the greater of $180,000 or 0.20% of the Fund's average daily net assets. ALPS also serves as administrator and distributor of other mutual funds.

SERVICE ORGANIZATIONS

Various banks, trust companies, broker-dealers or other financial organizations (collectively, "service organizations") also may provide administrative services for the Fund, such as maintaining shareholder accounts and records at a fee of up to an annual rate of 0.25% of Fund average daily net assets serviced. The Glass-Steagall Act and other applicable laws provide that, among other things, banks may not engage in the business of underwriting, selling or distributing securities. There is currently no precedent prohibiting banks from performing administrative and shareholder servicing functions as service organizations. However, judicial or administrative decisions or interpretations of such laws, as well as changes in either Federal or state regulations relating to the permissible activities of banks and their subsidiaries or affiliates, could prevent a bank service organization from continuing to perform all or part of its servicing activities. If a bank were prohibited from so acting, its shareholder clients would be permitted to remain shareholders of the Fund and alternative means for continuing the servicing of such shareholders would be sought. It is not expected that shareholders would suffer any adverse financial consequences as a result of any of these occurrences. The Adviser and the Administrator also may pay service organizations from time to time for rendering services to shareholders.

OTHER EXPENSES

The Fund bears all costs of its operations other than expenses specifically assumed by ALPS or the Adviser. The costs borne by the Fund include legal and certain accounting expenses; insurance premiums; expenses incurred in acquiring or disposing of the Fund's portfolio securities; expenses of registering and qualifying the Fund's shares for sale with the SEC and with various state securities commissions; expenses of maintaining the Fund's legal existence and of shareholders' meetings; and expenses of preparation and distribution of proxies to existing shareholders. The Fund bears its own expenses associated with its establishment as a series of the Trust; these expenses are amortized over a five-year period from the commencement of the Fund's operations. Expenses of the Trust directly attributable to the Fund are charged to that Fund; other expenses are allocated proportionately among all of the Funds in the Trust in relation to the net assets of each Fund.


THE INVESTMENT POLICIES AND PRACTICES OF THE FUND

The Fund follows its own investment policies and practices, including certain investment restrictions. The "Investment Restrictions" section of the statement of additional information ("SAI") contains specific investment restrictions which govern the Fund's investments. Except for the Fund's investment objective, which is a fundamental policy that may not be changed without a majority vote of shareholders of the Fund, and those restrictions specifically identified as fundamental, all other investment policies and practices described in this Prospectus and in the SAI are not fundamental, and may therefore be changed by the Board of Trustees without shareholder approval. The Adviser selects investments and makes investment decisions based on the investment objective and policies of the Fund.

The Fund will seek to achieve long-term growth of capital and income by investing in a diversified portfolio of equity securities considered by the Adviser to be undervalued in relation to their basic earnings, dividends, and/or assets; that is, equity securities undervalued in relation to traditional intrinsic valuation factors. The Adviser uses a variety of analytical approaches to determine the extent of such undervaluation. In general, the Adviser favors securities which because of company, industry, economic, market or other conditions are currently out of favor and as a result, in the Adviser's judgment, are unduly depressed in market valuation. The Adviser believes that the cyclical nature of investor attitudes, which swing from enthusiasm to pessimism and back to enthusiasm, the normal business cycle, and changing industry conditions can contribute to situations where market values are unduly depressed and thus represent opportunities in companies with a favorable combination of good underlying long-term prospects at a reasonable price. These analytical approaches generally result in the selection of equity securities with average portfolio characteristics which include price/earnings ratios which are lower than that of the general market, an average dividend yield which generally may be as high or higher than average, and price/book value ratios lower than average.

It is the intention of the Fund, unless otherwise indicated, that with respect to the Fund's policies that are the result of the application of law, the Fund will take advantage of the flexibility provided by rules or interpretations of the SEC currently in existence or promulgated in the future or changes to such laws.

The types of securities and investment practices used by the Fund are described in greater detail at "DESCRIPTION OF SECURITIES AND INVESTMENT PRACTICES."


INVESTMENT RESTRICTIONS

The Fund may not:

     1. With respect to 75% of its assets, invest in securities of any one issuer (other than the U.S. Government, its agencies and instrumentalities) if, immediately after and as a result of such investment, the current market value of the holdings of the Fund in the securities of such issuer exceeds 5% of the Fund's total assets;

     2. Invest in the securities of companies primarily engaged in any one industry (other than the U.S. Government, its agencies and instrumentalities) if, immediately after and as a result of such investment, the current market value of the aggregate holdings of the Fund in the securities of companies in such industry exceeds 25% of the Fund's total assets. However, an industry concentration in excess of such percentage limitation is permitted if it occurs incidentally as a result of changes in the market value of portfolio securities;

     3. Acquire the outstanding voting securities of any one issuer if, immediately after and as a result of such investment, the current market value of the holdings of the Fund in the securities of such issuer exceeds 10% of the market value of such issuers outstanding voting securities;

     4. Borrow money, which includes entering into reverse repurchase agreements, except that each Fund may enter into reverse repurchase agreements or borrow money from banks for temporary or emergency purposes in aggregate amounts up to one hundred percent of the value of the Fund's net assets; provided that while borrowings from banks exceed 5% of a Fund's net assets, any such borrowings and reverse repurchase agreements will be repaid before additional investments are made;

     5. Pledge more than 15% of its net assets to secure indebtedness provided; the purchase or sale of securities on a "when-issued" basis is not deemed to be a pledge of assets;

     6. Invest more than 15% of the value of the Fund's net assets in restricted or illiquid securities or instruments including, but not limited to, securities for which there are no readily available market quotations, dealer
(OTC) options, assets used to cover dealer options written by the Fund or repurchase agreements that mature in more than 7 days; and

     7. Lend more than 30% in value of the Fund's securities to brokers, dealers or other financial organizations. All such loans will be collateralized by cash, U.S. Government obligations or other high-grade debt obligations that are maintained at all times in an amount equal to at least 102% of the current value of the loaned securities.

The Fund does not currently intend to engage in securities lending, including investments in repurchase agreements, during the current fiscal year.

Investment Restrictions 2, 4 and 7 are fundamental policies and may be changed only when permitted by law and approved by the holders of a majority of the Fund's outstanding voting securities. If a percentage limitation on investments by the Fund stated above or in the Statement of Additional Information is adhered to at the time of an investment, a later increase or decrease in percentage resulting from changes in asset values will not be deemed to violate the limitation except in the case of the limitation on illiquid investments. The Fund is not required to sell a security if its rating is reduced or discontinued after purchase, but the Fund may consider doing so.


PORTFOLIO TRANSACTIONS

Pursuant to the Investment Advisory Contract, the Adviser places orders for the purchase and sale of portfolio investments for the Fund's accounts with brokers or dealers selected by it in its discretion. In effecting purchases and sales of equity and debt securities for the account of the Fund, the Adviser will seek the best execution of the Fund's orders. If the Advisor believes more than one broker or dealer can provide the best execution, it may consider research and related services when selecting a broker or dealer. The Adviser will choose brokers by judging professional ability, quality of service and reasonableness of commissions. Higher commissions may be paid to those firms that provide research, superior execution and other services. The Adviser may use any such research information in managing the assets of the Fund. Purchases and sales of portfolio debt securities for the Fund are generally placed by the Adviser with primary market makers for these securities on a net basis, without any brokerage commission being paid by the Fund. Trading of portfolio debt securities does, however, involve transaction costs.

Transactions with dealers serving as primary market makers reflect the spread between the bid and asked prices. The Adviser may allocate purchase and sales orders for portfolio securities to dealers that are affiliated with the Adviser or Distributor, if the Adviser believes the quality of the transaction and spreads are comparable to what they would be with other qualified firms. Subject to the policy of seeking best overall price and execution, sales of shares of the Fund may be considered by the Adviser in the selection of broker or dealer firms for a Fund's portfolio transactions.

PORTFOLIO TURNOVER

The Adviser has employed and will continue to use a stock selection style based on fundamental research analysis and techniques which focuses on the long-term business, industry and economic cycle. This long-term cyclical view typically results in lower turnover strategy. Because of this long-term investment perspective and the desire to minimize net short term capital gains, (see Managing Taxable Distributions), the Fund generally will not engage in the trading of securities for the purposes of realizing short-term profits. Short-term realized capital gains cannot be eliminated however, as certain market conditions may, in the Adviser's best judgment, warrant realizing such gains.

MANAGING TAXABLE DISTRIBUTIONS

While the Fund's overriding objective is long-term, capital growth and current income, the Adviser may use certain investment techniques designed to reduce the payment by the Fund of taxable capital gain distributions to shareholders and thereby reduce the impact of taxes on shareholders. Such techniques will be used only if, in the Adviser's judgment, the impact on the Fund's pre-tax returns will be no worse than neutral. Such techniques may include, among others: 1) using an investment philosophy and time horizon which is based on a market/business cycle which, due to its long term horizon minimizes portfolio turnover; 2) selling securities which have declined in value to offset gains realized on the sale of other securities; and 3) when selling a portion of a holding, selling those lots with the highest cost basis first. The use of such techniques will not eliminate taxable distributions but rather attempts to minimize taxable distributions.


FUND SHARE VALUATION

The net asset value per share of the Fund is calculated at 4:00 p.m. (Eastern time), Monday through Friday, on each day the New York Stock Exchange is open for trading, which excludes the following business holidays: New Year's Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. The net asset value per share of the Fund is computed by dividing the value of the Fund's net assets (i.e., the value of the assets less the liabilities) by the total number of the Fund's outstanding shares. All expenses, including fees paid to the Adviser and ALPS, are accrued daily and taken into account for the purpose of determining the net asset value.

Securities listed on an exchange or over-the-counter are valued on the basis of the last sale prior to the time the valuation is made. If there has been no sale since the immediately previous valuation, then the average of the last bid and asked prices is used. Quotations are taken from the exchange where the security is primarily traded. Portfolio securities which are primarily traded on foreign exchanges may be valued with the assistance of pricing services and are generally valued at the preceding closing values of such securities on their respective exchanges, except that when an occurrence subsequent to the time a foreign security is valued is likely to have changed such value, then the fair value of those securities will be determined by consideration of other factors by or under the direction of the Board of Trustees. Securities for which market quotations are not readily available are valued at fair value as determined in good faith by or at the direction of the Board of Trustees. Notwithstanding the above, bonds and other fixed-income securities are valued by using market quotations and may be valued on the basis of prices provided by a pricing service approved by the Board of Trustees. All assets and liabilities initially expressed in foreign currencies will be converted into U.S. dollars at the mean between the bid and asked prices of such currencies against U.S. dollars as last quoted by any major bank. Further information with respect to the valuation of the Fund's assets is included in the Statement of Additional Information.


MINIMUM PURCHASE REQUIREMENTS

The minimum initial investment in the Fund is $2,000; including an IRA investment. Any subsequent investments must be at least $50, including an IRA investment. All initial investments should be accompanied by a completed Purchase Application. A Purchase Application accompanies this Prospectus. A separate application is required for an IRA. The Fund reserves the right to reject any purchase order.


PURCHASE OF FUND SHARES

Shares of the Fund may be purchased through an authorized broker, service organization or investment adviser, or directly from the Fund, using any of the methods described below. Orders for the purchase of shares will be executed at the net asset value per share next determined after an order has been received in good form. All funds received are invested in full and fractional shares of the Fund. Certificates for shares are not issued. ALPS serves as Transfer Agent pursuant to a Transfer Agent Agreement dated March 15, 1994. ALPS maintains records of each shareholder's holdings of Fund shares, and each shareholder receives a statement of transactions, holdings and dividends. The Trust reserves the right to reject any purchase.

An initial investment in the Fund must be preceded or accompanied by a completed, signed application. Orders for the purchase of shares will be executed at the net asset value per share (the "public offering price") next determined after an order has been received. Orders transmitted to the Fund in proper form prior to 4:00 p.m., Eastern Time will become effective that day.

Investments may be made using any of the following methods.

THROUGH AN AUTHORIZED BROKER, INVESTMENT ADVISER, OR SERVICE ORGANIZATION

Shares are available to new and existing shareholders through authorized brokers, investment advisers and service organizations. To make an investment using this method, simply complete a Purchase Application and contact your broker, investment adviser or service organization with instructions as to the amount you wish to invest. Your broker will then contact the Fund to place the order on your behalf on that day. In addition, shares in the Fund may be purchased by forwarding an application directly to the Distributor. Authorized brokers, investment advisers and service organizations may impose additional requirements and charges for the services rendered.

Orders received by your broker or service organization for the Fund in proper order prior to the determination of net asset value and transmitted to the Fund prior to the close of its trading (which is currently 4:00 p.m., Eastern time), will become effective that day. Brokers who receive orders are obligated to transmit them promptly. You should receive written confirmation of your order within a few days of receipt of instructions from your broker.

DIRECTLY WITH THE FUND

BY MAIL. Make your check payable to the Aristata Equity Fund and mail it, along with the Purchase Application (if your purchase is an initial investment), to the address indicated on the Purchase Application. Purchases made by check are not permitted to be redeemed until payment of the purchase has been collected, which may take up to fifteen calendar days. Third party and foreign checks will not be accepted. Please include the Fund name and your account number on all checks.

BY BANK TRANSFER. Bank transfer allows you to transfer money from your bank account via the Automated Clearing House (ACH) network to your Fund account. First, an account must be established with the Fund. Your Purchase Application must indicate your desire to have this option. Next, a deposit account must be opened, or already be open, at a bank providing bank transfer services and you must arrange for this service to be provided. Once you have completed this process, you can initiate a bank transfer by contacting a representative from your bank, providing the required information for the bank, and authorizing the transfer to take place. Please allow two or three days after the authorization for the transfer to occur.

BY WIRE. Investments may be made directly through the use of wire transfers of Federal funds. In most cases, your bank will either be a member of the Federal Reserve Banking System or have a relationship with a bank that is. Your bank will normally charge you a fee for handling the transaction. To purchase shares by a Federal funds wire, please first contact ALPS at 1-800-644-8595. An account must be established with the Fund prior to any wire transfer. You can initiate a wire transfer by contacting a representative from your bank, providing the required information for the bank, and authorizing the transfer to take place. Federal Funds should be wired to:

     State Street Bank & Trust Co.
     ABA# 011000028
     Aristata Equity Fund
     Credit DDA# 22404081
     (Account Registration)
     (Account Number)

AUTOMATIC INVESTMENT PROGRAM. The Automatic Investment Program offers a simple way to maintain a regular investment program. You may arrange automatic transfers (minimum $50 per transaction) from your bank account to your Fund account on a periodic basis by simply completing the Automatic Investment Plan section of your Purchase

Application. When you participate in this program, the minimum initial investment in each Portfolio is $250. You may change the amount of your automatic investment, skip an investment, or stop the Automatic Investment Program by calling the Fund at (800) 644-8595 at least three Business Days prior to your next scheduled investment date.

The Fund may in its discretion discontinue, suspend or change the practice of accepting orders by any of the methods described above. Orders for the purchase of shares are subject to acceptance by the Fund. The Fund reserves the right to suspend the sale of shares, or to reject any purchase order, including orders in connection with exchanges, for any reason.


REDEMPTION OF FUND SHARES

Shareholders may redeem their shares, in whole or in part, on each day the Fund is valued (see "FUND SHARE VALUATION"). Shares will be redeemed at the net asset value next determined after a redemption request in good form has been received by the Fund.

A redemption may be a taxable transaction on which gain or loss may be recognized. See "DIVIDENDS, DISTRIBUTIONS AND FEDERAL INCOME TAX" for more information.

Where the shares to be redeemed have been purchased by check, the payment of redemption proceeds may be delayed until the purchasing check has cleared, which may take up to 15 calendar days. Shareholders may avoid this delay by investing through wire transfers of Federal funds. During the period prior to the time the shares are redeemed, dividends on the shares will continue to accrue and be payable and the shareholder will be entitled to exercise all other beneficial rights of ownership.

Once the shares are redeemed, the Fund will ordinarily send the proceeds by check to the shareholder at the address of record on the next business day. The Fund may, however, take up to seven days to make payment. This will not be the customary practice. Also, if the New York Stock Exchange is closed (or when trading is restricted) for any reason other than the customary weekend or holiday closing or if an emergency condition as determined by the SEC merits such action, the Fund may suspend redemptions or postpone payment dates.

To ensure acceptance of your redemption request, it is important to follow the procedures described below. Although the Fund has no present intention to do so, the Fund reserves the right to refuse or to limit the frequency of any telephone, wire or bank transfer redemptions. Of course, it may be difficult to place orders by telephone during periods of severe market or economic change, and a shareholder should consider alternative methods of communications.

The Fund may modify or terminate its services and provisions at any time. If the Fund terminates any particular service, it will do so only after giving written notice to shareholders. Redemption by mail will always be available to shareholders.

You may redeem your shares using any of the following methods:

THROUGH AN AUTHORIZED BROKER, SERVICE ORGANIZATION OR INVESTMENT ADVISER

You may redeem your shares by contacting your authorized broker, service organization or investment adviser and instructing him or her to redeem your shares. He or she will then contact ALPS and place a redemption trade on your behalf.

DIRECTLY WITH THE FUND

BY WIRE. You may redeem your shares by sending a letter directly to ALPS. To be accepted, a letter requesting redemption must include: (i) the Fund name and account registration from which you are redeeming shares; (ii) your account number; (iii) the amount to be redeemed; (iv) the signatures of all registered owners; and (v) for redemptions exceeding $1,000, a signature guarantee by any eligible guarantor institution, including a member of a national securities exchange, or a commercial bank or trust company, broker-dealer, credit union or savings association. Corporations, partnerships, trusts or other legal entities will be required to submit additional documentation.


BY TELEPHONE. If you have established the telephone redemption privilege on your Purchase Application, you may redeem your shares by calling the Fund at
(800) 644-8595. You should be prepared to give the telephone representative the following information: (i) your account number, social security number and account registration; (ii) the Fund name from which you are redeeming shares; and (iii) the amount to be redeemed. The conversation may be recorded to protect you and the Fund. The Fund employs reasonable procedures to confirm that instructions communicated by telephone are genuine. If the Fund fails to employ such reasonable procedures, it may be liable for any loss, damage or expense arising out of any telephone transactions purporting to be on a shareholder's behalf. In order to assure the accuracy of instructions received by telephone, the Fund requires some form of personal identification prior to acting upon instructions received by telephone, records telephone instructions and provides written confirmation to investors of such transactions. Telephone redemptions will be suspended for a period of 10 days following a telephone address change.

You may instruct the Fund to send your redemption proceeds via federal wire ($1,000 minimum per transaction) or bank transfer to your personal bank. Your instructions should include: (i) your account number, social security number and account registration; (ii) the Fund name from which you are redeeming shares; and (iii) the amount to be redeemed. Wire and bank transfer redemptions can be made only if the privilege has been established on your Purchase Application and you have attached a copy of a voided check or a letter summarizing the wiring instructions of the account where proceeds are to be wired. Your bank may charge you a fee for receiving a wire payment on your behalf.

The above-mentioned service "By Telephone" is not available for IRAs.

SYSTEMATIC WITHDRAWAL PLAN. An owner of $10,000 or more of the Fund may elect to have periodic redemptions from his or her account to be paid on a monthly, quarterly, semi-annual or annual basis by simply completing the Systematic Withdrawal Plan section of the Purchase Application. The minimum periodic withdrawal is $100. A sufficient number of shares to make the scheduled redemption will normally be redeemed on the fifth or twentieth day of the selected month(s). Depending on the size of the payment requested and fluctuation in the net asset value, if any, of the shares redeemed, redemptions for the purpose of making such payments may reduce or even exhaust the account. A shareholder may request that these payments be sent to a predesignated bank or other designated party. If a shareholder participates in the Systematic Withdrawal Plan, all dividends will automatically be reinvested.


EXCHANGE OF FUND SHARES

The Fund offers two convenient ways to exchange shares in one Fund for shares in another Fund in the Trust. Before engaging in an exchange transaction, a shareholder should read carefully the Prospectus describing the Fund into which the exchange will occur, which is available without charge and can be obtained by writing to ALPS at the address listed on the cover of this Prospectus. A shareholder may not exchange shares of one Fund for shares of another Fund if the new Fund is not qualified for sale in the state of the shareholder's residence. Please call the Fund at (800) 644-8595 for questions regarding state registration. The minimum amount for an initial and subsequent exchange is $50. The Trust may terminate or amend the terms of the exchange privilege at any time upon at least 60 days' prior written notice to shareholders of any modification or termination of the exchange privilege.

A new account opened by exchange must be established with the same name(s), address and social security number as the existing account. All exchanges will be made based on the net asset value next determined following receipt of the request by a Fund in good order.

An exchange is taxable as a sale of a security on which a gain or loss may be recognized. See "DIVIDENDS, DISTRIBUTIONS AND FEDERAL INCOME TAX" for more information. Shareholders will receive written confirmation of the exchange following completion of the transaction.

EXCHANGE BY MAIL. To exchange Fund shares by mail, simply send a letter of instruction to the Fund. The letter of instruction must include: (i) your account number; (ii) the Fund from and the Fund into which you wish to exchange your investment; (iii) the dollar or share amount you wish to exchange; and (iv) the signatures of all registered owners or authorized parties; (v) for exchanges exceeding $1,000, a signature guarantee by an eligible guarantor institution, including a member of a national securities exchange, or by a commercial bank or trust company, broker/dealer, credit union or savings association.

EXCHANGE BY TELEPHONE. If you have established the telephone exchange privilege on your Purchase Application, you may exchange Fund shares by telephone by simply calling the Fund at (800) 644-8595. You should be prepared to give the telephone representative the following information: (i) your account number, social security or tax identification number and account registration; (ii) the name of the Fund from and the Fund into which you wish to transfer your investment; and (iii) the dollar or share amount you wish to exchange. The conversation may be recorded to protect you and the Funds. Telephone exchanges will be suspended for a period of ten days following a telephone address change. See "REDEMPTION OF FUND SHARES - By Telephone" for a discussion of telephone transactions generally.


INDIVIDUAL RETIREMENT ACCOUNTS

The Fund may be used as a funding medium for IRAs. In addition, an IRA may be established through a custodial account with the Fund. Completion of a special application is required in order to create such an account, and the minimum initial investment for an IRA is $2,000. Contributions to IRAs are subject to prevailing amount limits set by the Internal Revenue Service. For more information and IRA information, call the Funds at 1-800 644-8595. Additional account level fees may be imposed for IRA accounts.


DIVIDEND AND TAX INFORMATION

The Fund intends to qualify as a regulated investment company for each taxable year pursuant to the provisions of Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"). By so qualifying and electing, the Fund generally will not be subject to Federal income tax to the extent that it distributes investment company taxable income and net realized capital gains in the manner required under the Code.

The Fund intends to distribute to its shareholders substantially all of its investment company taxable income (which includes, among other items, dividends and interest and the excess, if any, of net short-term capital gains (generally including any net option premium income) over net long-term capital losses). The Fund will declare and pay distributions of net investment income dividends monthly. The Fund intends to distribute, at least annually, substantially all net capital gains (the excess of net long-term capital gains over net short-term capital losses). In determining amounts of capital gains to be distributed, any capital loss carryovers from prior years will be applied against capital gains.

The amount declared monthly as a dividend may be based on projections of estimated monthly net investment income and may differ from the actual investment income determined in accordance with generally accepted accounting principles. An adjustment will be made to the dividend each month to account for any difference between the projected and actual monthly investment income.

On or before March 2, 1998, common trust and collective investment fund assets managed by the Adviser contributed assets to the Fund in exchange for shares of the Fund. This transfer may result in adverse tax consequences under certain circumstances to either the investors transferring shares from a common trust or collective investment fund for shares of the Fund ("reorganizing shareholders") or to investors who acquire shares of the Fund after a transfer ("new shareholders"). As a result the Fund may have acquired some securities that have appreciated in value or depreciated in value from the date they were acquired. If appreciated securities are sold after the transfer, the amount of the gain would be taxable to new shareholders as well as to reorganizing shareholders. New shareholders would therefore incur a tax liability on distributions capital gains realized by the Fund even though the value of their investment in the Fund may not have increased. The effect on shareholders who transferred into the Fund would be to reduce their potential liability for tax on capital gains by spreading it over a larger asset base. The opposite may occur if the Fund acquires securities having an unrealized capital loss. In that case, shareholders who transferred into the Fund will be unable to utilize the loss to offset gains, but, because the transfer will not result in any gains, the inability of shareholders who transferred into the Fund to utilize unrealized losses will have no immediate tax effect. For new shareholders, to the extent that unrealized losses are realized by the Fund, new shareholders may benefit by any reduction in net tax liability attributable to the losses.

For all distributions, the shareholder may elect in writing, not less than five full business days prior to the record date, to receive such distributions in cash. Dividends declared in, and attributable to, the preceding period will be paid within five business days after the end of the period. Unless the shareholder chooses to receive dividend and/or capital gain distributions in cash, distributions will be automatically reinvested in additional shares of the Fund at net asset value. If you elect to receive distributions in cash and checks (1) are returned and marked as "undeliverable" or (2) remain uncashed for six months, your cash election will be changed automatically and your future dividend and capital gains distributions will be reinvested in the Fund at the per share net asset value determined as of the date of payment of the distribution. In addition, any undeliverable checks or checks that remain uncashed for six months will be canceled and will be reinvested in the Fund at the per share net asset value determined as of the date of cancellation.

Investors who redeem all or a portion of Fund shares prior to a dividend payment date will be entitled on the next dividend payment date to all dividends declared but unpaid on those shares at the time of their redemption.

Distributions of net investment company taxable income (regardless of whether derived from dividends, interest or short-term capital gains) generally will be taxable to shareholders as ordinary income. Distributions of net long-term capital gains designated by the Fund as capital gain distributions will be taxable as long-term capital gains, regardless of how long a shareholder has held his Fund shares. Distributions are taxable in the same manner whether received in additional shares or in cash.

Earnings of the Funds not distributed on a timely basis in accordance with a calendar year distribution requirement are subject to a nondeductible 4% excise tax. To prevent imposition of this tax, the Fund intends to comply with this distribution requirement.

A distribution, including an "exempt-interest dividend," will be treated as paid on December 31 of the calendar year if it is declared by the Fund during October, November, or December of that year to shareholders of record in such a month and paid by the Fund during January of the following calendar year. Such distributions will be treated as received by shareholders (and therefore taxable) in the calendar year in which the distributions are declared, rather than the calendar year in which the distributions are received.

The Fund's distributions with respect to a given taxable year may exceed the current and accumulated earnings and profits of the Fund available for distribution. In that event, distributions in excess of such earnings and profits would be characterized as a return of capital to shareholders for Federal income tax purposes, thus reducing each shareholder's cost basis in his or her Fund shares. Distributions in excess of a shareholder's cost basis in his or her shares would be treated as a gain realized from a sale of such shares.

Any gain or loss realized by a shareholder upon the sale or other disposition of shares of the Fund, or upon receipt of a distribution in complete liquidation of the Fund, generally will be a capital gain or loss which will be long-term or short-term generally depending upon the shareholder's holding period of the shares. A loss realized by a shareholder on a redemption, sale, or exchange of shares of the Fund with respect to which capital gain dividends have been paid will be characterized as a long-term capital loss to the extent of such capital gain dividends.

The Fund may be required to withhold for Federal income tax ("backup withholding") 31% of the distributions and the proceeds of redemptions payable to shareholders who fail to provide a correct taxpayer identification number or to make required certifications, or where the Fund or shareholder has been notified by the Internal Revenue Service that the shareholder is subject to backup withholding. Most corporate shareholders and certain other shareholders specified in the Code are exempt from backup withholding. Backup withholding is not an additional tax. Any amounts withheld may be credited against the shareholder's U.S. Federal income tax liability.

Shareholders will be notified annually by the Fund as to the Federal tax status of distributions made by the Fund in which they invest. Depending on the residence of the shareholder for tax purposes, distributions also may be subject to state and local taxes, including withholding taxes. Foreign shareholders may, for example, be subject to special withholding requirements. Special tax treatment, including a penalty on certain pre-retirement distributions, is accorded to accounts maintained as IRAs. Shareholders should consult their own tax advisers as to the Federal, state and local tax consequences of ownership of shares of the Fund in their particular circumstances.


DESCRIPTION OF SECURITIES AND INVESTMENT PRACTICES

COMMON STOCKS. Common stock represents the residual ownership interest in the issuer after all of its obligations and preferred stocks are satisfied. Common stock fluctuates in price in response to many factors, including historical and prospective earnings of the issuer, the value of its assets, general economic conditions, interest rates, investor perceptions and market volatility. Furthermore, the Fund may invest in smaller companies. Small companies may have limited product lines, markets or financial resources; may lack depth of experience; and may be more vulnerable to adverse general market or economic developments than larger companies. The prices of small company securities are often more volatile than prices associated with large company issues, and can display abrupt or erratic movements at times, due to limited trading volumes and less publicly available information.

PREFERRED STOCKS. Preferred stock has a preference over common stock in liquidation and generally in dividends as well, but is subordinated to the liabilities of the issuer in all respects. Preferred stock may or may not be convertible into common stock. As a general rule, the market value of preferred stock with a fixed dividend rate and no conversion element varies inversely with interest rates and perceived credit risk. Because preferred stock is junior to debt securities and other obligations of the issuer, deterioration in the credit quality of the issuer will cause greater changes in the value of a preferred stock than in a more senior debt security with similar stated yield characteristics.

FOREIGN SECURITIES. The Fund may invest directly in both sponsored and unsponsored U.S. dollar or foreign currency-denominated corporate securities (including preferred or preference stock), certificates of deposit and bankers' acceptances issued by foreign banks, and obligations of foreign governments or their subdivisions, agencies and instrumentalities, international agencies and supranational entities. There may be less information available to the Fund concerning unsponsored securities, for which the paying agent is located outside the United States. See "RISKS OF INVESTING IN THE FUND."

The Fund will ordinarily purchase foreign securities traded in the United States. However, the Fund may purchase the securities of foreign issuers directly in foreign markets, although the Fund does not intend to invest more than 5% of its net assets directly in foreign markets, although it may invest up to 10% of its net assets in American Depository Receipts ("ADRs"), discussed below. Securities of foreign issuers that are not listed on a recognized domestic or foreign securities exchange are deemed to be illiquid investments subject to a limitation of no more than 15% of the Fund's net assets. See "Illiquid Investments" below.

The Fund may also invest directly in foreign equity securities and in securities represented by European Depositary Receipts ("EDRs") or ADRs. ADRs are dollar-denominated receipts generally issued by domestic banks, which represent the deposit with the bank of a security of a foreign issuer, and which are publicly traded on exchanges or over-the-counter in the United States. EDRs are receipts similar to ADRs and are issued and traded in Europe. There are certain risks associated with investments in unsponsored ADR programs. Because the non-U.S. company does not actively participate in the creation of the ADR program, the underlying agreement for service and payment will be between the depositary and the shareholder. The company issuing the stock underlying the ADRs pays nothing to establish the unsponsored facility, as fees for ADR issuance and cancellation are paid by brokers. Investors directly bear the expenses associated with certificate transfer, custody and dividend payment.

In addition, in an unsponsored ADR program, there may be several depositaries with no defined legal obligations to the non-U.S. company. The duplicate depositaries may lead to marketplace confusion because there would be no central source of information to buyers, sellers and intermediaries. The efficiency of centralization gained in a sponsored program can greatly reduce the delays in delivery of dividends and annual reports.

FOREIGN CURRENCY TRANSACTIONS. The Fund may enter into forward foreign currency exchange contracts for hedging purposes in anticipation of or in order to attempt to minimize the effect of fluctuations in the level of future foreign exchange rates. See the SAI for further information concerning foreign currency transactions. The Funds will set aside cash or other liquid assets in an amount at least equal to the market value of the instruments underlying the contract, less the amount of initial margin.

The foregoing investment restrictions and those described in the SAI as fundamental are policies of the Fund which may be changed only when permitted by law and approved by the holders of a majority of the Fund's outstanding voting securities as described under "OTHER INFORMATION - Voting."

U.S. GOVERNMENT SECURITIES. U.S. Government securities are obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities. U.S. Treasury bills, which have a maturity of up to one year, are direct obligations of the United States and are the most frequently issued marketable U.S. Government security. The U.S. Treasury also issues securities with longer maturities in the form of notes and bonds.

U.S. Government agency and instrumentality obligations are debt securities issued by U.S. Government-sponsored enterprises and Federal agencies. Some obligations of agencies are supported by the full faith and credit of the United States or by U.S. Treasury guarantees, such as mortgage-backed certificates, which may be guaranteed by the Government National Mortgage Association; others, such as obligations of the Federal Home Loan Banks, Federal Farm Credit Bank, Bank for Cooperatives, Federal Intermediate Credit Banks and the Federal Land Bank, are guaranteed by the right of the issuer to borrow from the U.S. Treasury; others, such as obligations of the Federal National Mortgage Association, are supported by discretionary authority of the U.S. Government to purchase certain obligations of the agency or instrumentality; and others, such as obligations of the Student Loan Marketing Association and the Tennessee Valley Authority, are backed only by the credit of the agency or instrumentality issuing the obligation. In the case of obligations not backed by the full faith and credit of the United States, the investor must look principally to the agency issuing or guaranteeing the obligation for ultimate repayment.

Although U.S. Government securities generally do not involve the credit risks associated with other types of fixed income securities, the market values of U.S. Government Securities do go up and down as interest rates change. Thus, for example, the value of an investment in a Fund that holds U.S. Government securities may fall during times of rising interest rates. Yields on U.S. Government Securities tend to be lower than those on corporate securities of comparable maturities.

BANK OBLIGATIONS. These obligations include negotiable certificates of deposit and bankers' acceptances. The Fund limits its bank investments to dollar-denominated obligations of U.S. or foreign banks which have more than $1 billion in total assets at the time of investment and, in the case of U.S. banks, are members of the Federal Reserve System or are examined by the Comptroller of the Currency, or whose deposits are insured by the Federal Deposit Insurance Corporation.

COMMERCIAL PAPER. Commercial paper includes short-term unsecured promissory notes, variable rate demand notes and variable rate master demand notes issued by domestic bank holding companies, corporations and financial institutions (and foreign counterparts of the above), as well as similar instruments issued by foreign and domestic government agencies and instrumentalities. The Fund may purchase commercial paper rated in one of the two highest categories by an NRSRO, or if unrated, of comparable quality in the Adviser's opinion.

CORPORATE DEBT SECURITIES. The Fund's investments in U.S. dollar-denominated corporate debt securities of domestic issuers are limited to corporate debt securities (corporate bonds, debentures, notes and other similar corporate debt instruments) which meet the previously disclosed minimum ratings and maturity criteria (see "HIGHLIGHTS") or, if unrated, are in the Adviser's opinion comparable in quality to rated investment grade corporate debt securities in which the Fund may invest. See "THE INVESTMENT POLICIES AND PRACTICES OF THE FUNDS."

REPURCHASE AGREEMENTS. The Fund may enter into repurchase agreements collateralized by securities issued by the U.S. Government and its agencies. A repurchase agreement is a transaction in which the seller of a security commits itself at the time of the sale to repurchase that security from the buyer at a mutually agreed-upon time and price. These agreements may be considered to be loans by the purchaser collateralized by the underlying securities. These agreements will be fully collateralized and the collateral will be marked-to-market daily. The Fund will enter into repurchase agreements only with dealers, domestic banks or financial institutions which, in the opinion of the Adviser, present minimal credit risks in accordance with guidelines adopted by the Board of Trustees. See "INVESTMENT RESTRICTIONS." In the event of default by the seller under the repurchase agreement, a Fund may have problems in exercising its rights to the underlying securities and may experience time delays in connection with the disposition of such securities.


REVERSE REPURCHASE AGREEMENTS. The Fund may borrow funds by selling portfolio securities to financial institutions such as banks and broker/dealers and agreeing to repurchase them at a mutually specified date and price ("reverse repurchase agreements"). Reverse repurchase agreements involve the risk that the market value of the securities sold by the Fund may decline below the repurchase price. The Fund will pay interest on amounts obtained pursuant to a reverse repurchase agreement. While reverse repurchase agreements are outstanding, the Fund will maintain in a segregated account cash or other liquid assets (as determined by the Board) of an amount at least equal to the market value of the securities, plus accrued interest, subject to the agreement.

VARIABLE AND FLOATING RATE DEMAND AND MASTER DEMAND NOTES. The Fund may, from time to time, buy variable or floating rate demand notes issued by corporations, bank holding companies and financial institutions and similar instruments issued by government agencies and instrumentalities. These securities will typically have a maturity over one year but carry with them the right of the holder to put the securities to a remarketing agent or other entity at designated time intervals and on specified notice. The obligation of the issuer of the put to repurchase the securities may be backed by a letter of credit or other obligation issued by a financial institution. The purchase price is ordinarily par plus accrued and unpaid interest. Generally, the remarketing agent will adjust the interest rate every seven days (or at other specified intervals) in order to maintain the interest rate at the prevailing rate for securities with a seven-day or other designated maturity. The Fund's investment in demand instruments which provide that the Fund will not receive the principal note amount within seven days' notice, in combination with the Fund's other investments in illiquid instruments, will be limited to an aggregate total of 15% of the Fund's net assets.

The Fund may also buy variable rate master demand notes. The terms of these obligations permit the Fund to invest fluctuating amounts at varying rates of interest pursuant to direct arrangements between the Fund, as lender, and the borrower. These instruments permit weekly and, in some instances, daily changes in the amounts borrowed. The Fund has the right to increase the amount under the note at any time up to the full amount provided by the note agreement, or to decrease the amount, and the borrower may repay up to the full amount of the note without penalty. The note may or may not be backed by bank letters of credit. Because the notes are direct lending arrangements between the Fund and borrower, it is not generally contemplated that they will be traded, and there is no secondary market for them, although they are redeemable (and, thus, immediately repayable by the borrower) at principal amount, plus accrued interest, at any time. In connection with any such purchase and on an ongoing basis, the Adviser will consider the earning power, cash flow and other liquidity ratios of the issuer, and its ability to pay principal and interest on demand, including a situation in which all holders of such notes make demand simultaneously. While master demand notes, as such, are not typically rated by credit rating agencies, a Fund may, under its minimum rating standards, invest in them only if, at the time of an investment, the issuer meets the criteria set forth in the immediately preceding pages of this Prospectus for commercial paper obligations. The Fund may continue to hold variable rate master demand notes if the creditworthiness of the issuers declines below the minimum standards established by the Fund for investing in such notes.

FORWARD COMMITMENTS AND WHEN-ISSUED SECURITIES. The Fund may purchase when-issued securities and make contracts to purchase securities for a fixed price at a future date beyond customary settlement time if the Fund holds, and maintains until the settlement date in a segregated account, cash or other liquid assets in an amount sufficient to meet the purchase price, or if the Fund enters into offsetting contracts for the forward sale of other securities it owns. Purchasing securities on a when-issued basis and forward commitments involve a risk of loss if the value of the security to be purchased declines prior to the settlement date, which risk is in addition to the risk of decline in value of the Fund's other assets. No income accrues on securities purchased on a when-issued basis prior to the time delivery of the securities is made, although the Fund may earn interest on securities it has deposited in the segregated account because it does not pay for the when-issued securities until they are delivered. Investing in when-issued securities has the effect of (but is not the same as) leveraging the Fund's assets. Although the Fund would generally purchase securities on a when-issued basis or enter into forward commitments with the intention of actually acquiring securities, the Fund may dispose of a when-issued security or forward commitment prior to settlement, if the Adviser deems it appropriate to do so. The Fund may realize short-term profits or losses upon such sales.

ILLIQUID INVESTMENTS. It is the policy of the Fund that illiquid securities whose transfer is restricted by law (including certain securities unregistered under federal securities law) and other illiquid securities (including repurchase agreements of more than seven days' duration, variable and floating rate demand and master demand notes not requiring receipt of the principal note amount within seven days' notice and securities of foreign issuers that are not listed on a recognized domestic or foreign securities exchange) may not constitute, at the time of purchase or at any time, more than 15% of the value of the total net assets of the Fund in which they are held. Securities with restrictions on resale but that have a readily available market are not deemed illiquid for purposes of this limitation.

The Fund may, subject to certain limitations, buy and sell options, futures contracts and options on futures contracts on securities and securities indices, enter into repurchase agreements and purchase securities on a "when issued" basis. The Fund may not establish a position in a commodity futures contract or purchase or sell a commodity option contract for other than bona fide hedging purposes if immediately thereafter the sum of the amount of initial margin deposits and premiums required to establish such positions for such nonhedging purposes would exceed 5% of the market value of its net assets; similar policies apply to options which are not commodities. The Fund may enter various forms of swap arrangements, which have simultaneously the characteristics of a security and a futures contract, although the Fund does not presently expect to invest more than 5% of its total assets in such items. These swap arrangements include credit protection swaps, interest rate swaps, currency swaps and index swaps. See the Statement of Additional Information.


RISKS OF INVESTING IN THE FUND

CERTAIN RISK CONSIDERATIONS

The price per share will fluctuate with changes in value of the investments held by the Fund. Shareholders of the Fund should expect the value of their shares to fluctuate with changes in the value of the securities owned by the Fund. There is, of course, no assurance that the Fund will achieve its investment objectives or be successful in preventing or minimizing the risk of loss that is inherent in investing in particular types of investment products. In order to attempt to minimize that risk, the Adviser monitors developments in the economy, the securities markets, and with each particular issuer. Also, as noted earlier, the Fund is managed within certain limitations that restrict the amount of the Fund's investment in any single issuer.

The Fund may invest in securities of small capitalization companies, defined as companies with stock market capitalization of $1 billion or less at the time of initial purchase. This investment may involve greater risks since these securities may have limited marketability and, thus, may be more volatile. Because small capitalization companies normally have fewer shares outstanding than larger companies, it may be more difficult for the Fund to buy or sell significant amounts of such shares without an unfavorable impact on prevailing prices. In addition, small capitalization companies are typically subject to a greater degree of changes in earnings and business prospects than are larger, more established companies. There is typically less publicly available information concerning small capitalization companies than for larger, more established ones. Therefore, an investment in these Funds may involve a greater degree of risk than an investment in other mutual funds that seek capital appreciation by investing in better-known, larger companies.

The Adviser and the Trust's service providers rely upon their existing information systems to provide investment management and administrative services, respectively, to the Trust. The costs of maintaining and upgrading such information systems to comply with the impact of the Year 2000 is an operational and financial responsibility of the Adviser and the other service providers, respectively. The Trust is in the process of assessing and formulating any responses to any material issues, if any, relating to Year 2000 with the Adviser and all other major service providers. However, no assurance can be given that these steps will be sufficient to avoid any material adverse impact to the Trust.


OTHER INFORMATION

CAPITALIZATION

Financial Investors Trust was organized as a Delaware business trust on November 30, 1993 and currently consists of five separately managed portfolios. The Board of Trustees may establish additional portfolios in the future. The capitalization of the Funds consists solely of an unlimited number of shares of beneficial interest with a par value of $0.001 each. When issued, shares of the Funds are fully paid, non-assessable and freely transferable.

VOTING

Shareholders have the right to vote in the election of Trustees and on any and all matters on which, by law or under the provisions of the Declaration of Trust, they may be entitled to vote. The Fund is not required to hold regular annual meetings of shareholders and does not intend to do so.

The Declaration of Trust provides that the holders of not less than two-thirds of the outstanding shares of the Fund may remove a person serving as Trustee either by declaration in writing or at a meeting called for such purpose. The Trustees are required to call a meeting for the purpose of considering the removal of a person serving as Trustee if requested in writing to do so by the holders of not less than 10% of the outstanding shares of the Fund and in connection with such meeting to comply with the shareholders' communications provisions of Section 16(c) of the Act. See "OTHER INFORMATION - Voting Rights" in the SAI.

Shares entitle their holders to one vote per share (with proportionate voting for fractional shares). As used in the Prospectus, the phrase "vote of a majority of the outstanding shares" of the Fund means the vote of the lesser of: (1) 67% of the shares of a Fund present at a meeting if the holders of more than 50% of the outstanding shares are present in person or by proxy; or (2) more than 50% of the outstanding shares of a Fund.

PERFORMANCE INFORMATION

The Fund may, from time to time, include its yield and total return in advertisements or reports to shareholders or prospective investors. The methods used to calculate the yield and total return of the Fund are mandated by the SEC.

Quotations of "yield" for the Fund will be based on the investment income per share during a particular 30-day (or one month) period (including dividends and interest), less expenses accrued during the period ("net investment income"), and will be computed by dividing net investment income by the maximum public offering price per share on the last day of the period.

Quotations of yield and effective yield reflect only the Fund's performance during the particular period on which the calculations are based. Yield and effective yield for the Fund will vary based on changes in market conditions, the level of interest rates and the level of the Fund's expenses, and no reported performance figure should be considered an indication of performance which may be expected in the future.

Quotations of average annual total return for the Fund will be expressed in terms of the average annual compounded rate of return of a hypothetical investment in the Fund over periods of 1, 5 and 10 years (up to the life of the Fund), reflect the deduction of a proportional share of Fund expenses (on an annual basis), and assume that all dividends and distributions are reinvested when paid.

Performance information for the Fund may be compared to various unmanaged indices, such as those indices prepared by Lipper Analytical Services, Morningstar, and other entities or organizations which track the performance of investment companies. Any performance information should be considered in light of the Fund's investment objectives and policies, characteristics and quality of the Fund and the market conditions during the time period indicated, and should not be considered to be representative of what may be achieved in the future. For a description of the methods used to determine yield and total return for Fund, see the SAI.

ACCOUNT SERVICES
All transactions in shares of the Fund will be reflected in a monthly statement for each shareholder. In those cases where another organization or its nominee is the shareholder of record of shares purchased for its customer, the Fund has been advised that the statement may be transmitted to the customer at the discretion of such organization.

ALPS acts as the Fund's transfer agent. The Fund compensates ALPS, pursuant to a Services Agreement, for providing personnel and facilities to perform dividend disbursing and transfer agency-related services for the Fund.

SHAREHOLDER INQUIRIES

All shareholder inquiries should be directed to the Fund at 370 17th Street, Suite 3100, Denver, CO 80202.

General and Account Information: (800) 644-8595.

APPENDIX

KEY TO MOODY'S BOND RATINGS

Aaa Bonds that are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge". Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most likely to impair the fundamentally strong position of such issues.

Aa Bonds that are rated Aa are judged to be of high quality by all standards. Together with the Aaa group, they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present that make the long-term risks appear somewhat larger than in Aaa securities.

A Bonds that are rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present that suggest a susceptibility to impairment some time in the future.

Baa Bonds that are rated Baa are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate, and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

Ba Bonds that are rated Ba are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

B Bonds that are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or maintenance of other terms of the contract over any long period of time may be small.

Caa Bonds that are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

Ca Bonds that are rated Ca represent obligations that are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

C Bonds that are rated C are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

KEY TO S & P'S BOND RATINGS

AAA Debt rated "AAA" has the highest rating assigned by Standard & Poor's Capacity to pay interest and repay principal is extremely strong.

AA Debt rated "AA" has a very strong capacity to pay interest and repay principal and differs from the highest rated issues only in small degree.

A Debt rated "A" has a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

BBB Debt rated "BBB" is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher rated categories.

BB Debt rated "BB" has less near-term vulnerability to default than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial or economic conditions which could lead to inadequate capacity to meet timely interest and principal payments. The "BB" rating category is also used for debt subordinated to senior debt that is assigned an actual or implied "BBB-" rating.

B Debt rated "B" has greater vulnerability to default but currently has the capacity to meet interest payments and principal repayments. Adverse business, financial or economic conditions will likely impair capacity or willingness to pay interest and repay principal. The "B" rating category is also used for debt subordinated to senior debt that is assigned an actual or implied "BB-" rating.

CCC Debt rated "CCC" has a currently identifiable vulnerability to default, and is dependent upon favorable business, financial and economic conditions to meet timely payment of interest and repayment of principal. In the event of adverse business, financial or economic conditions, it is not likely to have the capacity to pay interest and repay principal. The "CCC" rating category is also used for debt subordinated to senior debt that is assigned an actual or implied "B" or "B-" rating.

CC The rating "CC" typically is applied to debt subordinated to senior debt that is assigned an actual or implied "CCC" rating.

C The rating "C" typically is applied to debt subordinated to senior debt which is assigned an actual or implied "CCC-" debt rating. The "C" rating may be used to cover a situation where a bankruptcy petition has been filed, but debt service payments are continued.

CI The rating "CI" is reserved for income bonds on which no interest is being paid.

D Debt rated "D" is in payment default. The "D" rating category is used when interest payments or principal payments are not made on the date due even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period. The "D" rating also will be used upon the filing of a bankruptcy petition if debt service payments are jeopardized.

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                                   Intentionally
                                     Left Blank




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                                          24

                                  INVESTMENT ADVISER
                 Tempest, Isenhart, Chafee, Lansdowne & Assoc., Inc.
                           1380 Lawrence Street, Suite 1050
                                Denver, Colorado 80204

                    ADMINISTRATOR, DISTRIBUTOR AND TRANSFER AGENT
                           ALPS Mutual Funds Services, Inc.
                             370 17th Street, Suite 3100
                                  Denver, CO  80202

                                      CUSTODIAN
                                Fifth Third Bank, N.A.

                               INDEPENDENT ACCOUNTANTS
                                  Deloitte & Touche


                              FOR MORE INFORMATION CALL
                                    1-800-644-8595



THESE FUNDS ARE NOT INSURED BY TEMPEST, ISENHART, COLORADO STATE BANK & TRUST,
                            THE FDIC OR ANY OTHER INSURER.

[LOGO]                                        QUALITY BOND FUND
ARISTATA                                         PROSPECTUS
MUTUAL FUNDS                                  FEBRUARY 22, 1998
A CLASS ABOVE

[GRAPHIC]

ARISTATA QUALITY BOND FUND
370 17th Street
Suite 3100
Denver, CO 80202
General & Account Information: (800) 644-8595



                TEMPEST, ISENHART, CHAFEE, LANSDOWNE & ASSOC., Inc.
             Investment Adviser ("Tempest, Isenhart" or the "Adviser")
                          ALPS MUTUAL FUNDS SERVICES, INC.
        Administrator, Distributor and Sponsor ("ALPS" or the "Distributor")


This prospectus describes the Aristata Quality Bond Fund (the "Fund"), managed by Tempest, Isenhart, Chafee, Lansdowne & Assoc., Inc., a Colorado corporation. The Fund is a diversified series of Financial Investors Trust (the "Trust"), a Delaware business trust and registered open-end management investment company. The Fund's investment objective is to seek to provide as high a level of current income as is consistent with the preservation of capital. Shares of the Fund are sold to the public by the Distributor as an investment vehicle for individuals, institutions, corporations and fiduciaries. Investments in shares of the Fund involve risk, including possible loss of principal. The net asset value of a share of the Fund will fluctuate as market conditions change.

This Prospectus sets forth concisely the information a prospective investor should know before investing in the Fund and should be read and retained for information about the Fund.

A Statement of Additional Information (the "SAI"), dated February 22, 1998, containing additional and more detailed information about the Fund, has been filed with the Securities and Exchange Commission (the "SEC") and is hereby incorporated by reference into this Prospectus. It is available without charge and can be obtained by writing or calling the Fund at the address and information number printed above.

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

February 22, 1998

                                  TABLE OF CONTENTS

                                                                            Page

HIGHLIGHTS . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .3

FUND EXPENSES. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .4

THE FUND . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .5

MANAGEMENT OF THE FUND . . . . . . . . . . . . . . . . . . . . . . . . . . .5

THE INVESTMENT POLICIES AND PRACTICES OF THE FUND. . . . . . . . . . . . . .8

INVESTMENT RESTRICTIONS. . . . . . . . . . . . . . . . . . . . . . . . . . .8

PORTFOLIO TRANSACTIONS . . . . . . . . . . . . . . . . . . . . . . . . . . .9

FUND SHARE VALUATION . . . . . . . . . . . . . . . . . . . . . . . . . . . .9

MINIMUM PURCHASE REQUIREMENTS. . . . . . . . . . . . . . . . . . . . . . . 10

PURCHASE OF FUND SHARES. . . . . . . . . . . . . . . . . . . . . . . . . . 10

REDEMPTION OF FUND SHARES. . . . . . . . . . . . . . . . . . . . . . . . . 11

EXCHANGE OF FUND SHARES. . . . . . . . . . . . . . . . . . . . . . . . . . 13

INDIVIDUAL RETIREMENT ACCOUNTS . . . . . . . . . . . . . . . . . . . . . . 13

DIVIDEND AND TAX INFORMATION . . . . . . . . . . . . . . . . . . . . . . . 13

DESCRIPTION OF SECURITIES AND INVESTMENT PRACTICES . . . . . . . . . . . . 15

RISKS OF INVESTING IN THE FUND . . . . . . . . . . . . . . . . . . . . . . 18

OTHER INFORMATION. . . . . . . . . . . . . . . . . . . . . . . . . . . . . 19

APPENDIX . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 21

HIGHLIGHTS

INVESTMENT OBJECTIVE AND POLICIES OF THE FUND

The investment objective of the Aristata Quality Bond Fund is to seek to provide investors with as high a level of current income as is consistent with the preservation of capital. There are risks in any investment program, including the risk of changing economic and market conditions, and there is no assurance that the Fund will achieve its investment objective.

The Fund pursues its objective by investing, under normal conditions, in debt securities, at least 65% of which consist of U.S. Government obligations, corporate debt obligations and mortgage-backed and asset-backed securities that are rated A or better by a nationally recognized statistical rating organization ("NRSRO") or which are of comparable quality in the judgment of the Adviser. The balance of the Fund's assets will be invested in investment grade securities. "Quality" obligations are considered to be those obligations rated in one of the four highest categories by a NRSRO or, if unrated, deemed by the Adviser to be of comparable quality.

The time to maturity of individual investments and the average, dollar-weighted maturity of all fixed-income instruments held by the Fund reflect the Adviser's judgment as to the most attractive relative yields. Accordingly, the Fund has no restrictions on the maturity of the obligations in which it may invest. Fluctuations in the value of fixed-income portfolio securities do not affect interest income on such securities available for distribution to Fund shareholders, but are reflected in the Fund's net asset value.

The Fund's permitted investments include notes, bonds and bills of the U.S. Government and its agencies or instrumentalities; domestic issues of corporate debt obligations having floating or fixed rates of interest; mortgage-backed and asset-backed securities and commercial paper. The Fund may also invest in certificates of deposit, bankers' acceptances, and commercial paper rated in one of the two highest categories by a nationally recognized statistical rating organization. Unrated securities deemed to be of comparable quality to rated securities as set forth above will not exceed 10% of the value of the total assets of the Fund.

U.S. Government agencies and instrumentalities include, but are not limited to the Farm Credit System Financial Assistance Corporation, the Federal Home Loan Banks System, the Student Loan Marketing Association and the Tennessee Valley Authority. Obligations issued or guaranteed by some of these agencies or instrumentalities are not guaranteed by the Government, but instead rely solely on the assets and credit of the issuing agency or instrumentality. The United States Treasury agency and instrumentality securities in which the Fund may invest include adjustable rate securities and United States Treasury inflation protection securities. The principal amount of such inflation protection securities is adjusted for inflation, and periodic interest payments are an amount equal to a fixed percentage of the inflation adjusted principal amount.

Asset-backed and mortgage-backed securities include interests in pools of debt securities, or consumer loans or mortgages, or complex instruments such as collateralized mortgage obligations and stripped mortgage-backed securities. The value of these securities may be significantly affected by changes in interest rates, the market's perception of the issuers, and the creditworthiness of the parties involved. Some securities may have a structure that makes their reaction to interest rates and other factors difficult to predict, making their value highly volatile. These securities may also be subject to prepayment risk.

In addition, the Fund may (i) enter into repurchase agreements with respect to securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities, and (ii) attempt to purchase securities on a when-issued or delayed-delivery basis.

The Fund may hold up to 100% of its assets in cash or short-term debt securities for temporary defensive purposes. The Fund will adopt a temporary defensive position when, in the opinion of the Adviser, such a position is more likely to provide protection against adverse market conditions than adherence to the Fund's other investment policies. The types of short-term instruments in which the Fund may invest for such purposes include short-term money market securities such as repurchase agreements and securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities, certificates of deposit, time deposits and bakers' acceptances of certain qualified financial institutions and corporate commercial paper rated at the time of purchase at least within the "A" rating category by S&P or within the "Prime" category by Moody's (or, if not rated, issued by companies having an outstanding long-term unsecured debt issue rated at least within the "A" rating category by S&P or within the "Prime" category by Moody's). See the Statement of Additional Information.

For additional information concerning the investment policies, practices and risk considerations of the Fund, see "THE INVESTMENT POLICIES AND PRACTICES OF THE FUND" and "RISKS OF INVESTING IN THE FUND" in this Prospectus.

INVESTMENT RISKS

The price per share of the Fund will fluctuate with changes in value of the investments held by the Fund. Additionally, there can be no assurance that the Fund will achieve its investment objectives or be successful in preventing or minimizing the risk of loss that is inherent in investing in particular types of investment products. Because there are no restrictions on the maturity of any individual assets in which the Fund will invest, an investment in the Fund carries some risk of volatility in principal value. The value of the securities in which the Fund may invest will fluctuate inversely with movements in interest rates, therefore, the market values of fixed-income securities generally increase when rates decline and generally decrease when interest rates rise.

If a percentage limitation on investments by the Fund stated herein or in the SAI is adhered to at the time of an investment, a later increase or decrease in percentage resulting from changes in asset values will not be deemed to violate the limitation, except in the case of the limitation on illiquid investments. The Fund is limited to investing in securities with specified ratings but is not required to sell a security if its rating is reduced or discontinued after purchase, although the Adviser may consider doing so.

The foregoing is a summary of risks; see "RISKS OF INVESTING IN THE FUNDS" in this Prospectus for further explanation.


FUND EXPENSES

The purpose of the following table is to assist the shareholder in understanding the various costs and expenses that an investor in the Fund will bear, either directly or indirectly. The Fund's costs and expenses are based upon estimates of the Fund's operating expenses for the Fund's initial fiscal year.

FEE TABLE
SHAREHOLDER TRANSACTION EXPENSES

Maximum Sales Load Imposed on Purchases
  (as a percentage of offering price)                       None

Maximum Sales Load Imposed on Reinvested
  Dividends (as a percentage of offering price)             None

Deferred Sales Load
  (as a percentage of redemption proceeds)                  None

Redemption Fees                                             None

Exchange Fees                                               None

ANNUAL FUND OPERATING EXPENSES
  (as a percentage of average net assets)

Management Fees (after waivers)*                            0.35%
12b-1 Fees                                                  None
Other Expenses                                              0.30%

Total Portfolio Operating Expenses (after waivers and
  reimbursements)*                                          0.65%

-----------------
*Management Fees consisting of investment advisory fees (before waivers) would be .50%. The fee waivers and reimbursements reflected in the table are voluntary and may be modified or terminated at any time without the Fund's consent. Total Portfolio Operating Expenses (before waivers and reimbursements) would be 0.80%.

Example:

You would pay the following expenses on a $1,000 investment, assuming (1) 5% gross annual return, (2) redemption at the end of each time period, (3) that operating expenses are the same as described above, and (4) reinvestment of all dividends and distributions:

     1 Year    $ 7
     3 Years   $24

THIS ASSUMED 5% ANNUAL RETURN AND THE EXPENSES SHOWN SHOULD NOT BE CONSIDERED INDICATIONS OF ACTUAL OR EXPECTED PERFORMANCE OR OPERATING EXPENSES OF ANY FUND, BOTH OF WHICH MAY VARY SIGNIFICANTLY.


THE FUND

The Fund is a separate investment series or portfolio, commonly known as a mutual fund. The Fund is a portfolio of a Delaware business trust organized under the laws of the State of Delaware as an open-end management investment company on November 30, 1993. The Trust's Board of Trustees oversees the overall management of the Fund and elects the officers of the Trust.

The types of securities and investment practices used by the Fund are described in greater detail at "DESCRIPTION OF SECURITIES AND INVESTMENT PRACTICES."


MANAGEMENT OF THE FUND

THE ADVISER:  TEMPEST, ISENHART, CHAFEE, LANSDOWNE & ASSOC., INC.

Tempest, Isenhart, Chafee, Lansdowne & Assoc., Inc., acts as the investment adviser to the Fund under the supervision of the Trust's Board of Trustees. The Adviser's address is 1380 Lawrence Street, Suite 1050, Denver, Colorado 80204. The Adviser manages the investment and reinvestment of the assets of the Fund and continuously reviews, supervises and administers the Fund's investments. The Adviser is responsible for placing orders for the purchase and sale of the Fund's investments directly with brokers and dealers selected by it in its discretion.

The Adviser utilizes a team management system for the Fund. The Adviser's investment professional team has an average of more than 25 years of investment research and portfolio management experience. These individuals bring a broad base of experience, ideas, knowledge, and expertise to the Fund's management.

The team of analysts and portfolio managers provides management of the Fund. The Adviser's investment team is led by H. David Lansdowne, CFA, President and Chief Executive Officer of Tempest, Isenhart, and its Chief Investment Officer since 1988. The Fund's other key investment management team include: Robert J. Alder, CFA, J. Jeffrey Dohse, Barbara Grummel and Greg H. Thompson, CFA.

Mr. Lansdowne earned both his B.S. (1969) and his M.B.A. from the University of Denver in 1972. He was awarded the Chartered Financial Analyst (CFA) designation in 1977. Mr. Lansdowne joined Tempest, Isenhart in 1983 as Director of Research. He began his career as an Investment Officer with Colorado National Bank in Denver. He joined United Capital Management, a subsidiary of United Bank of Denver, where he was Vice President and Portfolio Manager, overseeing pension plans of Fortune 500 Companies. Immediately prior to joining Tempest, Isenhart, he was Senior Vice President and Director of Research for Financial Programs Mutual Funds and for their subsidiary for privately-managed accounts, Financial Trust Company.

Mr. Alder earned his B.S. from the University of Colorado in 1969. He was awarded the Chartered Financial Analyst (CFA) designation in 1977. His investment management career began in 1969 as a portfolio manager and analyst with the Trust Investment Division of the First National Bank of Denver. In 1977, he joined the Trust Investment Division of Colorado National Bank and became head of the department in 1982. In 1987, he was instrumental in creating Colorado National Bank's wholly-owned registered investment advisory subsidiary, Colorado Capital Advisors and was President of that subsidiary until 1993, when he joined Tempest, Isenhart in his current capacity as Executive Vice President.

Mr. Dohse earned his B.S. from Culver-Stockton College in Canton, Missouri, in 1963 and his M.B.A. from Loyola University in Chicago in 1971. He worked in the investment industry for 15 years before joining Tempest, Isenhart in 1983. He began his career with American National Bank & Trust Company in Chicago as a management trainee involved in all facets of bank and trust investments. He then joined the United Bank of Denver as Investment Officer, managing trust portfolios. Prior to joining Tempest, Isenhart, Mr. Dohse was a Vice President and Portfolio Manager at IntraWest Bank of Denver, with responsibility for various investment management portfolios.

Ms. Grummel earned her B.S. from the University of Colorado in 1979. She worked for the National Association of Securities Dealers, N. Donald and Company and the underwriting and asset management divisions of Merrill Lynch. Prior to joining Tempest, Isenhart she was Executive Vice President with Lord Abbett and Company, the New York based mutual fund group, where her responsibilities included state-specific municipal bond fund management, individual fixed income portfolio management and new business development. Ms. Grummel is the lead portfolio manager for the Aristata Quality Bond Fund.

Mr. Thompson earned his B.S. from the University of Wyoming in 1967 and his M.B.A. from the University of Denver in 1972. He was awarded the Chartered Financial Analyst designation in 1988. He joined Tempest, Isenhart in 1987. His previous positions include three years as a Financial Analyst with Standard & Poor's Compustat Services, Inc. in Englewood, Colorado and twelve years with Page T. Jenkins, a Denver proprietorship. He was an Investment Manager and Security Analyst with Jenkins, conducting research and managing securities and mineral portfolios for the firm.

For the advisory services it provides to the Funds, Tempest, Isenhart receives from the Fund a monthly fee, based on average daily net assets, at the annual rate of 0.50%

ADVISER'S FIXED INCOME PERFORMANCE

Although the Adviser has not previously managed a registered investment company, it has been providing investment advisory services to clients since 1976. Substantially all of the initial investors in the Fund were previously participants in unregistered commingled pools created and administered by the Colorado State Bank & Trust ("CSB&T"). Tempest Isenhart acted as the investment adviser to those commingled pools since their origination in late 1976. Tempest, Isenhart was unaffiliated with CSB&T at the time it managed the commingled pools and remains unaffiliated with CSB&T.

Below are actual investment returns of the unregistered commingled taxable bond pools managed by the Adviser, which have been converted into the Fund. The unregistered commingled pools have been managed with investment objectives, policies and strategies substantially similar to those to be employed by the Adviser in managing the Fund. The Adviser's fixed income performance is a weighted average of the unregistered commingled fixed income pools managed by the Adviser and is calculated in accordance with SEC guidelines net of anticipated Fund fees and expenses.

The unregistered commingled pools were not subject to certain investment limitations, diversification requirements, and other restrictions imposed by the 1940 Act and the Internal Revenue Code which, if applicable, may have adversely affected performance. Portfolio management strategies used on the unregistered commingled pools and those for the Fund may vary. This performance does not represent historical performance of the Aristata Quality Bond Fund which is newly organized and has no performance of its own. This performance should not be interpreted as indicative of future performance of the Fund, which may be higher or lower than that shown. Past performance is not a guarantee of future results. The commingled pool performance is not necessarily representative of the past performance of the portfolio managers acting individually or as a team.


                Assets Included in               Adviser's                Lehman
              Adviser's Fixed Income          Fixed Income              Gov't/Corp.
    Year(1)         Performance               Performance(2)             Index(3)
    -------         -----------               --------------             --------
    1976(4)           $968,179               4.94%     4.99%               6.00%
    1977            $1,445,191               2.01%     2.16%               3.00%
    1978            $2,009,274              -2.80%    -2.65%               1.20%
    1979            $2,420,222              -6.10%    -5.96%               2.30%
    1980            $3,454,650              -5.39%    -5.24%               3.10%
    1981            $5,447,729               3.60%     3.76%               7.30%
    1982            $8,763,872              34.69%    34.89%              31.10%
    1983            $9,312,049               7.42%     7.58%               8.00%

                                                                      6

                Assets Included in               Adviser's                  Lehman
              Adviser's Fixed Income          Fixed Income              Gov't/Corp.
    Year(1)         Performance               Performance(2)              Index(3)
    -------         -----------               --------------              --------

    1984           $12,254,388              14.77%    14.94%              15.00%
    1985           $15,825,978              28.51%    28.69%              21.30%
    1986           $21,717,302              20.63%    20.81%              15.60%
    1987           $21,136,741              -4.17%    -4.02%               2.30%
    1988           $23,312,790              10.18%    10.35%               7.60%
    1989           $30,805,533              21.23%    21.41%              14.00%
    1990           $29,695,223               2.84%     3.00%               8.30%
    1991           $32,838,982              19.30%    19.48%              16.10%
    1992           $35,641,126               8.45%     8.61%               7.60%
    1993           $39,889,055              13.49%    13.66%              11.20%
    1994           $39,788,637              -6.26%    -6.12%              -3.50%
    1995           $46,617,593              20.90%    21.07%              19.30%
    1996           $48,554,576               2.33%     2.48%               2.90%
    1997           $56,284,947               8.36%     8.52%               9.80%

For 5 Years Ended 1997                       7.36%     7.52%               7.64%
For 10 Years Ended 1997                      9.75%     9.91%               9.14%
Since Inception (August 31, 1976)            8.75%     8.91%               9.55%

(1)  All periods are ended December 31.
(2) Annual total return is represented for each year and compounded annual return is presented for each period, net of expenses, in accordance with SEC guidelines. The performance information in the first column is a weighted average of the unregistered commingled pools managed by the Adviser and has been restated to reflect a total expense ratio of 0.80% which is the gross expense ratio that the Fund is expected to incur during the current fiscal year and which reflects a management fee of .50% of net assets. Performance information in the second column has been restated to reflect a total expense ration of 0.65% which reflects voluntary fee waivers and/or expense reimbursements. These waivers and/or reimbursements may be modified or terminated at any time.
(3) Annual total return is presented for each year. The Lehman Gov't./Corp. Index reflects the investment of income dividends and capital gain distributions, if any, but does not reflect fees, brokerage commissions, or other expenses of investing.
(4)  Data for the period August 31, 1976 to December 31, 1976.

THE ADMINISTRATOR AND DISTRIBUTOR

ALPS Mutual Funds Services, Inc. is the Administrator and Distributor for the Fund. ALPS is located at 370 17th Street, Suite 3100, Denver, Colorado 80202. As Distributor, ALPS sells shares of the Fund on behalf of the Trust. As Administrator, ALPS provides certain administrative services necessary for the Fund's operations including: (i) coordination of the services performed by the Fund's investment adviser, transfer agent, custodian, independent accountants and legal counsel; regulatory compliance, including the compilation of information for documents such as reports to, and filings with, the SEC and state securities commissions; and preparation of proxy statements and shareholder reports for the Fund; (ii) general supervision relative to the compilation of data required for the preparation of periodic reports distributed to the Fund's Officers and Board of Trustees; and (iii) furnishing office space and certain facilities required for conducting the business of the Fund. Other costs borne by the administrator include custodian and transfer agent fees and expenses; Trustees' fees and expenses; audit fees and expenses; and expenses of preparation and distribution to existing shareholders of reports and prospectuses. For these services, ALPS receives a fee from the Fund, computed daily and payable monthly, at the annual rate of the greater of $90,000 or 0.20% of the Fund's average daily net assets. ALPS also serves as administrator and distributor of other mutual funds.

SERVICE ORGANIZATIONS

Various banks, trust companies, broker-dealers or other financial organizations (collectively, "service organizations") also may provide administrative services for the Funds, such as maintaining shareholder accounts and records at a fee of up to an annual rate of 0.25% of Fund average daily net assets serviced. The Glass-Steagall Act and other applicable laws provide that, among other things, banks may not engage in the business of underwriting, selling or distributing securities. There is currently no precedent prohibiting banks from performing administrative and shareholder servicing functions as service organizations. However, judicial or administrative decisions or interpretations of such laws, as well as changes in either Federal or state regulations relating to the permissible activities of banks and their subsidiaries or affiliates, could prevent a bank service organization from continuing to perform all or part of its servicing activities. If a bank were prohibited from so acting, its shareholder clients would be permitted to remain shareholders of the Fund and alternative means for continuing the servicing of such shareholders would be sought. It is not expected that shareholders would suffer any adverse financial consequences as a result of any of these occurrences. The Adviser and the Administrator also may pay service organizations from time to time for rendering services to shareholders.

OTHER EXPENSES

The Fund bears all costs of its operations other than expenses specifically assumed by ALPS or the Adviser. The costs borne by the Fund include legal and certain accounting expenses; insurance premiums; expenses incurred in acquiring or disposing of the Fund's portfolio securities; expenses of registering and qualifying the Fund's shares for sale with the SEC and with various state securities commissions; expenses of maintaining the Fund's legal existence and of shareholders' meetings; and expenses of preparation and distribution of proxies to existing shareholders. The Fund bears its own expenses associated with its establishment as a series of the Trust; these expenses are amortized over a five-year period from the commencement of the Fund's operations. Expenses of the Trust directly attributable to the Fund are charged to that Fund; other expenses are allocated proportionately among all of the Funds in the Trust in relation to the net assets of each Fund.


THE INVESTMENT POLICIES AND PRACTICES OF THE FUND

The Fund follows its own investment policies and practices, including certain investment restrictions. The "Investment Restrictions" section of the SAI contains specific investment restrictions (the "Investment Restrictions") which govern the Fund's investments. Except for the Fund's investment objective, which is a fundamental policy that may not be changed without a majority vote of shareholders of the Fund, and those restrictions specifically identified as fundamental, all other investment policies and practices described in this Prospectus and in the SAI are not fundamental, and may therefore be changed by the Board of Trustees without shareholder approval.

The Adviser selects investments and makes investment decisions based on the investment objective and policies of the Fund.

In selecting debt securities for the Fund, the Adviser seeks to select those instruments that appear best calculated to achieve the Fund's investment objective within the credit and risk tolerances established for the Fund. In accordance with those policies, the Fund may purchase commercial paper rated in one of the two highest rating categories by an NRSRO, corporate debt securities rated in one of the four highest rating categories by an NRSRO, mortgage- and asset-backed securities rated in one of the four highest rating categories by an NRSRO, and other debt instruments which are of comparable quality in the Adviser's opinion. It is the intention of the Funds, unless otherwise indicated, that with respect to the Fund's policies that are the result of the application of law, the Fund will take advantage of the flexibility provided by rules or interpretations of the SEC currently in existence or promulgated in the future or changes to such laws.

For temporary defensive purposes, during times of unusual market conditions, the Fund may without limitation hold cash or cash equivalents. Cash items may include short-term items such as rated commercial paper, certificates of deposit, bankers acceptances, obligations of the United States Government or its agencies or instrumentalities or repurchase agreements collateralized by eligible investments.

The types of securities and investment practices used by the Fund are described in greater detail at "DESCRIPTION OF SECURITIES AND INVESTMENT PRACTICES."


INVESTMENT RESTRICTIONS

The Fund may not:

     1. With respect to 75% of its assets, invest in securities of any one issuer (other than the U.S. Government, its agencies and instrumentalities) if, immediately after and as a result of such investment, the current market value of the holdings of the Fund in the securities of such issuer exceeds 5% of the Fund's total assets;

     2. Invest in the securities of companies primarily engaged in any one industry (other than the U.S. Government, its agencies and instrumentalities) if, immediately after and as a result of such investment, the current market value of the aggregate holdings of the Fund in the securities of companies in such industry exceeds 25% of the Fund's total assets. However, an industry concentration in excess of such percentage limitation is permitted if it occurs incidentally as a result of changes in the market value of portfolio securities;

     3. Acquire the outstanding voting securities of any one issuer if, immediately after and as a result of such investment, the current market value of the holdings of the Fund in the securities of such issuer exceeds 10% of the market value of such issuers outstanding voting securities;

     4. Issue senior securities or borrow money, which includes entering into reverse repurchase agreements, except that the Fund may enter into reverse repurchase agreements or borrow money from banks for temporary or emergency purposes in aggregate amounts up to thirty percent of the value of the Fund's net assets; provided that while borrowings from banks exceed 5% of the Fund's net assets, any such borrowings and reverse repurchase agreements will be repaid before additional investments are made;

     5. Pledge more than 15% of its net assets to secure indebtedness; the purchase or sale of securities on a "when-issued" basis is not deemed to be a pledge of assets;

     6. Invest more than 15% of the value of the Fund's net assets in restricted or illiquid securities or instruments including, but not limited to, securities for which there are no readily available market quotations, dealer
(OTC) options, assets used to cover dealer options written by the Fund or repurchase agreements that mature in more than 7 days; and

     7. Lend more than 30% in value of the Fund's securities to brokers, dealers or other financial organizations. All such loans will be collateralized by cash or U.S. Government obligations or high-grade debt obligations that are maintained at all times in an amount equal to at least 102% of the current value of the loaned securities.

The Fund does not currently intend to engage in securities lending, including investments in repurchase agreements, during the current fiscal year.

Investment Restrictions 2, 4 and 7 are fundamental policies and may be changed only when permitted by law and approved by the holders of a majority of the Fund's outstanding voting securities. If a percentage limitation on investments by the Fund stated above or in the Statement of Additional Information is adhered to at the time of an investment, a later increase or decrease in percentage resulting from changes in asset values will not be deemed to violate the limitation except in the case of the limitations on borrowing and illiquid investments. The Fund is not required to sell a security if its rating is reduced or discontinued after purchase, but the Fund may consider doing so.


PORTFOLIO TRANSACTIONS

Pursuant to the Investment Advisory Contract, the Adviser places orders for the purchase and sale of portfolio investments for the Fund's accounts with dealers selected by it in its discretion. In effecting purchases and sales of debt securities for the account of the Fund, the Adviser will seek the best execution of the Fund's orders. Purchases and sales of portfolio debt securities for the Fund are generally placed by the Adviser with primary market makers for these securities on a net basis, without any brokerage commission being paid by the Fund. Trading of portfolio debt securities does, however, involve transaction costs. Transactions with dealers serving as primary market makers reflect the spread between the bid and asked prices. The Adviser may allocate purchase and sales orders for portfolio securities to dealers that are affiliated with the Adviser or Distributor, if the Adviser believes the quality of the transaction and spreads are comparable to what they would be with other qualified firms. Subject to the policy of seeking best overall price and execution, sales of shares of the Fund may be considered by the Adviser in the selection of broker or dealer firms for the Fund's portfolio transactions.


FUND SHARE VALUATION

The net asset value per share of the Fund is calculated at 4:00 p.m. (Eastern time), Monday through Friday, on each day the New York Stock Exchange is open for trading, which excludes the following business holidays: New Year's Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. The net asset value per share of the Fund is computed by dividing the value of the Fund's net assets (i.e., the value of the assets less the liabilities) by the total number of the Fund's outstanding shares. All expenses, including fees paid to the Adviser and ALPS, are accrued daily and taken into account for the purpose of determining the net asset value.

Securities listed on an exchange or over-the-counter are valued on the basis of the last sale prior to the time the valuation is made. If there has been no sale since the immediately previous valuation, then the average of the last bid and asked prices is used. Quotations are taken from the exchange where the security is primarily traded. Portfolio securities which are primarily traded on foreign exchanges may be valued with the assistance of pricing services and are generally valued at the preceding closing values of such securities on their respective exchanges, except that when an occurrence subsequent to the time a foreign security is valued is likely to have changed such value, then the fair value of those securities will be determined by consideration of other factors by or under the direction of the Board of Trustees. Securities for which market quotations are not readily available are valued at fair value as determined in good faith by or at the direction of the Board of Trustees. Notwithstanding the above, bonds and other fixed-income securities are valued by using market quotations and may be valued on the basis of prices provided by a pricing service approved by the Board of Trustees. All assets and liabilities initially expressed in foreign currencies will be converted into U.S. dollars at the mean between the bid and asked prices of such currencies against U.S. dollars as last quoted by any major bank. Further information with respect to the valuation of the Fund's assets is included in the Statement of Additional Information.


MINIMUM PURCHASE REQUIREMENTS

The minimum initial investment in the Fund is $2,000; including an IRA investment. Any subsequent investments must be at least $50, including an IRA investment. All initial investments should be accompanied by a completed Purchase Application. A Purchase Application accompanies this Prospectus. A separate application is required for an IRA. The Fund reserves the right to reject any purchase order.


PURCHASE OF FUND SHARES

Shares of the Fund may be purchased through an authorized broker, service organization or investment adviser, or directly from the Fund, using any of the methods described below. Orders for the purchase of shares will be executed at the net asset value per share next determined after an order has been received in good form. All funds received are invested in full and fractional shares of the Fund. Certificates for shares are not issued. ALPS serves as Transfer Agent pursuant to a Transfer Agent Agreement dated March 15, 1994. ALPS maintains records of each shareholder's holdings of Fund shares, and each shareholder receives a statement of transactions, holdings and dividends. The Trust reserves the right to reject any purchase.

An initial investment in the Fund must be preceded or accompanied by a completed, signed application. Orders for the purchase of shares will be executed at the net asset value per share (the "public offering price") next determined after an order has been received. Orders transmitted to the Fund in proper form prior to 4:00 p.m., Eastern Time will become effective that day.

Investments may be made using any of the following methods:

THROUGH AN AUTHORIZED BROKER, INVESTMENT ADVISER, OR SERVICE ORGANIZATION

Shares are available to new and existing shareholders through authorized brokers, investment advisers and service organizations. To make an investment using this method, simply complete a Purchase Application and contact your broker, investment adviser or service organization with instructions as to the amount you wish to invest. Your broker will then contact the Fund to place the order on your behalf on that day. In addition, shares in the Fund may be purchased by forwarding an application directly to the Distributor. Authorized brokers, investment advisers and service organizations may impose additional requirements and charges for the services rendered.

Orders received by your broker or service organization for the Funds in proper order prior to the determination of net asset value and transmitted to the Fund prior to the close of its trading (which is currently 4:00 p.m., Eastern time), will become effective that day. Brokers who receive orders are obligated to transmit them promptly. You should receive written confirmation of your order within a few days of receipt of instructions from your broker.

DIRECTLY WITH THE FUND

BY MAIL. Make your check payable to the Aristata Quality Bond Fund and mail it, along with the Purchase Application (if your purchase is an initial investment), to the address indicated on the Purchase Application. Purchases made by check are not permitted to be redeemed until payment of the purchase has been collected, which may take up to fifteen calendar days. Third party and foreign checks will not be accepted. Please include the Fund name and your account number on all checks.

BY BANK TRANSFER. Bank transfer allows you to transfer money from your bank account via the Automated Clearing House (ACH) network to your Fund account. First, an account must be established with the Fund. Your Purchase Application must indicate your desire to have this option. Next, a deposit account must be opened, or already be open, at a bank providing bank transfer services and you must arrange for this service to be provided. Once you have completed this process, you can initiate a bank transfer by contacting a representative from your bank, providing the required information for the bank, and authorizing the transfer to take place. Please allow two or three days after the authorization for the transfer to occur.

BY WIRE. Investments may be made directly through the use of wire transfers of Federal funds. In most cases, your bank will either be a member of the Federal Reserve Banking System or have a relationship with a bank that is. Your bank will normally charge you a fee for handling the transaction. To purchase shares by a Federal funds wire, please first contact ALPS at 1-800 644-8595. An account must be established with the Fund prior to any wire transfer. You can initiate a wire transfer by contacting a representative from your bank, providing the required information for the bank, and authorizing the transfer to take place. Federal Funds should be wired to:

     State Street Bank & Trust Co.
     ABA# 011000028
     Aristata Bond Fund
     Credit DDA# 22404081
     (Account Registration)
     (Account Number)

AUTOMATIC INVESTMENT PROGRAM. The Automatic Investment Program offers a simple way to maintain a regular investment program. You may arrange automatic transfers (minimum $50 per transaction) from your bank account to your Fund account on a periodic basis by simply completing the Automatic Investment Plan section of your Purchase Application. When you participate in this program, the minimum initial investment in each Portfolio is $250. You may change the amount of your automatic investment, skip an investment, or stop the Automatic Investment Program by calling the Fund at (800) 644-8595 at least three Business Days prior to your next scheduled investment date.

The Fund may in its discretion discontinue, suspend or change the practice of accepting orders by any of the methods described above. Orders for the purchase of shares are subject to acceptance by the Fund. The Fund reserves the right to suspend the sale of shares, or to reject any purchase order, including orders in connection with exchanges, for any reason.


REDEMPTION OF FUND SHARES

Shareholders may redeem their shares, in whole or in part, on each day the Fund is valued (see "FUND SHARE VALUATION"). Shares will be redeemed at the net asset value next determined after a redemption request in good form has been received by the Fund.

A redemption may be a taxable transaction on which gain or loss may be recognized. See "DIVIDENDS, DISTRIBUTIONS AND FEDERAL INCOME TAX" for more information.

Where the shares to be redeemed have been purchased by check, the payment of redemption proceeds may be delayed until the purchasing check has cleared, which may take up to 15 calendar days. Shareholders may avoid this delay by investing through wire transfers of Federal funds. During the period prior to the time the shares are redeemed, dividends on the shares will continue to accrue and be payable and the shareholder will be entitled to exercise all other beneficial rights of ownership.

Once the shares are redeemed, the Fund will ordinarily send the proceeds by check to the shareholder at the address of record on the next business day. The Fund may, however, take up to seven days to make payment. This will not be the customary practice. Also, if the New York Stock Exchange is closed (or when trading is restricted) for any reason other than the customary weekend or holiday closing or if an emergency condition as determined by the SEC merits such action, the Fund may suspend redemptions or postpone payment dates.

To ensure acceptance of your redemption request, it is important to follow the procedures described below. Although the Fund has no present intention to do so, the Fund reserves the right to refuse or to limit the frequency of any telephone, wire or bank transfer redemptions. Of course, it may be difficult to place orders by telephone during periods of severe market or economic change, and a shareholder should consider alternative methods of communications. The Fund may modify or terminate its services and provisions at any time. If the Fund terminates any particular service, it will do so only after giving written notice to shareholders. Redemption by mail will always be available to shareholders.

You may redeem your shares using any of the following methods:

THROUGH AN AUTHORIZED BROKER, SERVICE ORGANIZATION OR INVESTMENT ADVISER

You may redeem your shares by contacting your authorized broker, service organization or investment adviser and instructing him or her to redeem your shares. He or she will then contact ALPS and place a redemption trade on your behalf.

DIRECTLY WITH THE FUND

BY MAIL. You may redeem your shares by sending a letter directly to ALPS. To be accepted, a letter requesting redemption must include: (i) the Fund name and account registration from which you are redeeming shares; (ii) your account number; (iii) the amount to be redeemed; (iv) the signatures of all registered owners; and (v) for redemptions exceeding $1,000, a signature guarantee by any eligible guarantor institution, including a member of a national securities exchange, or a commercial bank or trust company, broker-dealer, credit union or savings association. Corporations, partnerships, trusts or other legal entities will be required to submit additional documentation.

BY TELEPHONE. If you have established the telephone redemption privilege on your Purchase Application, you may redeem your shares by calling the Fund at
(800) 644-8595. You should be prepared to give the telephone representative the following information: (i) your account number, social security number and account registration; (ii) the Fund name from which you are redeeming shares; and (iii) the amount to be redeemed. The conversation may be recorded to protect you and the Fund. The Fund employs reasonable procedures to confirm that instructions communicated by telephone are genuine. If the Fund fails to employ such reasonable procedures, it may be liable for any loss, damage or expense arising out of any telephone transactions purporting to be on a shareholder's behalf. In order to assure the accuracy of instructions received by telephone, the Fund requires some form of personal identification prior to acting upon instructions received by telephone, records telephone instructions and provides written confirmation to investors of such transactions. Telephone redemptions will be suspended for a period of 10 days following a telephone address change.

You may instruct the Fund to send your redemption proceeds via federal wire ($1,000 minimum per transaction) or bank transfer to your personal bank. Your instructions should include: (i) your account number, social security number and account registration; (ii) the Fund name from which you are redeeming shares; and (iii) the amount to be redeemed. Wire and bank transfer redemptions can be made only if the privilege has been established on your Purchase Application and you have attached a copy of a voided check or a letter summarizing the wiring instructions of the account where proceeds are to be wired. Your bank may charge you a fee for receiving a wire payment on your behalf.

The above-mentioned service "By Telephone" is not available for IRAs.

SYSTEMATIC WITHDRAWAL PLAN. An owner of $10,000 or more of the Fund may elect to have periodic redemptions from his or her account to be paid on a monthly, quarterly, semi-annual or annual basis by simply completing the Systematic Withdrawal Plan section of the Purchase Application. The minimum periodic withdrawal is $100. A sufficient number of shares to make the scheduled redemption will normally be redeemed on the fifth or twentieth day of the selected month(s). Depending on the size of the payment requested and fluctuation in the net asset value, if any, of the shares redeemed, redemptions for the purpose of making such payments may reduce or even exhaust the account. A shareholder may request that these payments be sent to a predesignated bank or other designated party. If a shareholder participates in the Systematic Withdrawal Plan, all dividends will automatically be reinvested.

EXCHANGE OF FUND SHARES

The Fund offers two convenient ways to exchange shares in one Fund for shares in another Fund in the Trust. Before engaging in an exchange transaction, a shareholder should read carefully the Prospectus describing the Fund into which the exchange will occur, which is available without charge and can be obtained by writing to ALPS at the address listed on the cover of this Prospectus. A shareholder may not exchange shares of one Fund for shares of another Fund if the new Fund is not qualified for sale in the state of the shareholder's residence. Please call the Fund at (800) 644-8595 for questions regarding state registration. The minimum amount for an initial and subsequent exchange is $50. The Trust may terminate or amend the terms of the exchange privilege at any time upon at least 60 days' prior written notice to shareholders of any modification or termination of the exchange privilege.

A new account opened by exchange must be established with the same name(s), address and social security number as the existing account. All exchanges will be made based on the net asset value next determined following receipt of the request by a Fund in good order.

An exchange is taxable as a sale of a security on which a gain or loss may be recognized. See "DIVIDENDS, DISTRIBUTIONS AND FEDERAL INCOME TAX" for more information. Shareholders will receive written confirmation of the exchange following completion of the transaction.

EXCHANGE BY MAIL. To exchange Fund shares by mail, simply send a letter of instruction to the Fund. The letter of instruction must include: (i) your account number; (ii) the Fund from and the Fund into which you wish to exchange your investment; (iii) the dollar or share amount you wish to exchange; and (iv) the signatures of all registered owners or authorized parties; (v) for exchanges exceeding $1,000, a signature guarantee by an eligible guarantor institution, including a member of a national securities exchange, or by a commercial bank or trust company, broker/dealer, credit union or savings association.

EXCHANGE BY TELEPHONE. If you have established the telephone exchange privilege on your Purchase Application, you may exchange Fund shares by telephone by simply calling the Fund at (800) 644-8595. You should be prepared to give the telephone representative the following information: (i) your account number, social security or tax identification number and account registration; (ii) the name of the Fund from and the Fund into which you wish to transfer your investment; and (iii) the dollar or share amount you wish to exchange. The conversation may be recorded to protect you and the Funds. Telephone exchanges will be suspended for a period of ten days following a telephone address change. See "REDEMPTION OF FUND SHARES - By Telephone" for a discussion of telephone transactions generally.


INDIVIDUAL RETIREMENT ACCOUNTS

The Fund may be used as a funding medium for IRAs. In addition, an IRA may be established through a custodial account with the Fund. Completion of a special application is required in order to create such an account, and the minimum initial investment for an IRA is $2000. Contributions to IRAs are subject to prevailing amount limits set by the Internal Revenue Service. For more information and IRA information, call the Funds at 1-800 644-8595. Additional account level fees may be imposed for IRA accounts.


DIVIDEND AND TAX INFORMATION

The Fund intends to qualify as a regulated investment company for each taxable year pursuant to the provisions of Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"). By so qualifying and electing, the Fund generally will not be subject to Federal income tax to the extent that it distributes investment company taxable income and net realized capital gains in the manner required under the Code.

The Fund intends to distribute to its shareholders substantially all of its investment company taxable income (which includes, among other items, dividends and interest and the excess, if any, of net short-term capital gains (generally including any net option premium income) over net long-term capital losses). The Fund will declare distributions of net investment income daily and pay those dividends monthly. The Fund intends to distribute, at least annually, substantially all net capital gains (the excess of net long-term capital gains over net short-term capital losses). In determining amounts of capital gains to be distributed, any capital loss carryovers from prior years will be applied against capital gains.

The amount declared each day as a dividend may be based on projections of estimated monthly net investment income and may differ from the actual investment income determined in accordance with generally accepted accounting principles. An adjustment will be made to the dividend each month to account for any difference between the projected and actual monthly investment income.

On or before March 2, 1998, common trust and collective investment fund assets managed by the Adviser contributed assets to the Fund in exchange for shares of the Fund. This transfer may result in adverse tax consequences under certain circumstances to either the investors transferring shares from a common trust or collective investment fund for shares of the Fund ("reorganizing shareholders") or to investors who acquire shares of the Fund after a transfer ("new shareholders"). As a result the Fund may have acquired some securities that have appreciated in value or depreciated in value from the date they were acquired. If appreciated securities are sold after the transfer, the amount of the gain would be taxable to new shareholders as well as to reorganizing shareholders. New shareholders would therefore incur a tax liability on distributions of capital gains realized by the Fund even though the value of their investment in the Fund may not have increased. The effect on shareholders who transferred into the Fund would be to reduce their potential liability for tax on capital gains by spreading it over a larger asset base. The opposite may occur if the Fund acquires securities having an unrealized capital loss. In that case, shareholders who transferred into the Fund will be unable to utilize the loss to offset gains, but, because the transfer will not result in any gains, the inability of shareholders who transferred into the Fund to utilize unrealized losses will have no immediate tax effect. For new shareholders, to the extent that unrealized losses are realized by the Fund, new shareholders may benefit by any reduction in net tax liability attributable to the losses.

For all distributions, the shareholder may elect in writing, not less than five full business days prior to the record date, to receive such distributions in cash. Dividends declared in, and attributable to, the preceding period will be paid within five business days after the end of the period. Unless the shareholder chooses to receive dividend and/or capital gain distributions in cash, distributions will be automatically reinvested in additional shares of the Fund at net asset value. If you elect to receive distributions in cash and checks (1) are returned and marked as "undeliverable" or (2) remain uncashed for six months, your cash election will be changed automatically and your future dividend and capital gains distributions will be reinvested in the Fund at the per share net asset value determined as of the date of payment of the distribution. In addition, any undeliverable checks or checks that remain uncashed for six months will be canceled and will be reinvested in the Fund at the per share net asset value determined as of the date of cancellation.

Investors who redeem all or a portion of Fund shares prior to a dividend payment date will be entitled on the next dividend payment date to all dividends declared but unpaid on those shares at the time of their redemption.

Distributions of net investment company taxable income (regardless of whether derived from dividends, interest or short-term capital gains) generally will be taxable to shareholders as ordinary income. Distributions of net long-term capital gains designated by the Fund as capital gain distributions will be taxable as long-term capital gains, regardless of how long a shareholder has held his Fund shares. Distributions are taxable in the same manner whether received in additional shares or in cash.

Earnings of the Fund not distributed on a timely basis in accordance with a calendar year distribution requirement are subject to a nondeductible 4% excise tax. To prevent imposition of this tax, the Fund intends to comply with this distribution requirement.

A distribution, including an "exempt-interest dividend," will be treated as paid on December 31 of the calendar year if it is declared by the Fund during October, November, or December of that year to shareholders of record in such a month and paid by the Fund during January of the following calendar year. Such distributions will be treated as received by shareholders (and therefore taxable) in the calendar year in which the distributions are declared, rather than the calendar year in which the distributions are received.

Special tax rules may apply to the Fund's acquisition of financial futures contracts, forward contracts, and options on futures contracts. Such rules may, among other things, affect whether gains and losses from such transactions are considered to be short-term or long-term, may have the effect of deferring losses and/or accelerating the recognition of gains or losses, and, for purposes of qualifying as a regulated investment company, may limit the extent to which the Fund may be able to engage in such transactions.

The Fund's distributions with respect to a given taxable year may exceed the current and accumulated earnings and profits of the Fund available for distribution. In that event, distributions in excess of such earnings and profits would be characterized as a return of capital to shareholders for Federal income tax purposes, thus reducing each shareholder's cost basis in his or her Fund shares. Distributions in excess of a shareholder's cost basis in his or her shares would be treated as a gain realized from a sale of such shares.

Any gain or loss realized by a shareholder upon the sale or other disposition of shares of the Fund, or upon receipt of a distribution in complete liquidation of the Fund, generally will be a capital gain or loss which will be long-term or short-term generally depending upon the shareholder's holding period of the shares. A loss realized by a shareholder on a redemption, sale, or exchange of shares of the Fund with respect to which capital gain dividends have been paid will be characterized as a long-term capital loss to the extent of such capital gain dividends.

The Fund may be required to withhold for Federal income tax ("backup withholding") 31% of the distributions and the proceeds of redemptions payable to shareholders who fail to provide a correct taxpayer identification number or to make required certifications, or where the Fund or shareholder has been notified by the Internal Revenue Service that the shareholder is subject to backup withholding. Most corporate shareholders and certain other shareholders specified in the Code are exempt from backup withholding. Backup withholding is not an additional tax. Any amounts withheld may be credited against the shareholder's U.S. Federal income tax liability.

Shareholders will be notified annually by the Fund as to the Federal tax status of distributions made by the Fund in which they invest. Depending on the residence of the shareholder for tax purposes, distributions also may be subject to state and local taxes, including withholding taxes. Foreign shareholders may, for example, be subject to special withholding requirements. Special tax treatment, including a penalty on certain pre-retirement distributions, is accorded to accounts maintained as IRAs. Shareholders should consult their own tax advisers as to the Federal, state and local tax consequences of ownership of shares of the Fund in their particular circumstances.


DESCRIPTION OF SECURITIES AND INVESTMENT PRACTICES

U.S. GOVERNMENT SECURITIES. U.S. Government securities are obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities. U.S. Treasury bills, which have a maturity of up to one year, are direct obligations of the United States and are the most frequently issued marketable U.S. Government security. The U.S. Treasury also issues securities with longer maturities in the form of notes and bonds.

U.S. Government agency and instrumentality obligations are debt securities issued by U.S. Government-sponsored enterprises and Federal agencies. Some obligations of agencies are supported by the full faith and credit of the United States or by U.S. Treasury guarantees, such as mortgage-backed certificates, which may be guaranteed by the Government National Mortgage Association; others, such as obligations of the Federal Home Loan Banks, Federal Farm Credit Bank, Bank for Cooperatives, Federal Intermediate Credit Banks and the Federal Land Bank, are guaranteed by the right of the issuer to borrow from the U.S. Treasury; others, such as obligations of the Federal National Mortgage Association, are supported by discretionary authority of the U.S. Government to purchase certain obligations of the agency or instrumentality; and others, such as obligations of the Student Loan Marketing Association and the Tennessee Valley Authority, are backed only by the credit of the agency or instrumentality issuing the obligation. In the case of obligations not backed by the full faith and credit of the United States, the investor must look principally to the agency issuing or guaranteeing the obligation for ultimate repayment.

Although U.S. Government securities generally do not involve the credit risks associated with other types of fixed income securities, the market values of U.S. Government Securities do go up and down as interest rates change. Thus, for example, the value of an investment in a Fund that holds U.S. Government securities may fall during times of rising interest rates. Yields on U.S. Government Securities tend to be lower than those on corporate securities of comparable maturities.

BANK OBLIGATIONS. These obligations include negotiable certificates of deposit and bankers' acceptances. The Fund limits its bank investments to dollar-denominated obligations of U.S. or foreign banks which have more than $1 billion in total assets at the time of investment and, in the case of U.S. banks, are members of the Federal Reserve System or are examined by the Comptroller of the Currency, or whose deposits are insured by the Federal Deposit Insurance Corporation.

COMMERCIAL PAPER. Commercial paper includes short-term unsecured promissory notes, variable rate demand notes and variable rate master demand notes issued by domestic bank holding companies, corporations and financial institutions (and foreign counterparts of the above), as well as similar instruments issued by foreign and domestic government agencies and instrumentalities. The Fund may purchase commercial paper rated in one of the two highest categories by an NRSRO, or if unrated, of comparable quality in the Adviser's opinion.

CORPORATE DEBT SECURITIES. The Fund's investments in U.S. dollar-denominated corporate debt securities of domestic issuers are limited to corporate debt securities (corporate bonds, debentures, notes and other similar corporate debt instruments) which meet the previously disclosed minimum ratings and maturity criteria (see "HIGHLIGHTS") or, if unrated, are in the Adviser's opinion comparable in quality to rated investment grade corporate debt securities in which the Fund may invest. See "THE INVESTMENT POLICIES AND PRACTICES OF THE FUNDS."

REPURCHASE AGREEMENTS. The Fund may enter into repurchase agreements collateralized by securities issued by the U.S. Government and its agencies. A repurchase agreement is a transaction in which the seller of a security commits itself at the time of the sale to repurchase that security from the buyer at a mutually agreed-upon time and price. These agreements may be considered to be loans by the purchaser collateralized by the underlying securities. These agreements will be fully collateralized and the collateral will be marked-to-market daily. The Fund will enter into repurchase agreements only with dealers, domestic banks or financial institutions which, in the opinion of the Adviser, present minimal credit risks in accordance with guidelines adopted by the Board of Trustees. See "INVESTMENT RESTRICTIONS." In the event of default by the seller under the repurchase agreement, a Fund may have problems in exercising its rights to the underlying securities and may experience time delays in connection with the disposition of such securities.

REVERSE REPURCHASE AGREEMENTS. The Fund may borrow funds by selling portfolio securities to financial institutions such as banks and broker/dealers and agreeing to repurchase them at a mutually specified date and price ("reverse repurchase agreements"). Reverse repurchase agreements involve the risk that the market value of the securities sold by the Fund may decline below the repurchase price. The Fund will pay interest on amounts obtained pursuant to a reverse repurchase agreement. While reverse repurchase agreements are outstanding, the Fund will maintain in a segregated account cash or other liquid assets (as determined by the Board) of an amount at least equal to the market value of the securities, plus accrued interest, subject to the agreement.

LOANS OF PORTFOLIO SECURITIES. To increase current income the Fund may lend its portfolio securities up to 5% of the Fund's total assets to brokers, dealers and financial institutions, provided certain conditions are met, including the condition that each loan is secured continuously by collateral maintained on a daily mark-to-market basis in an amount at least equal to the current market value of the securities loaned. For further information, see the SAI.

VARIABLE AND FLOATING RATE DEMAND AND MASTER DEMAND NOTES. The Fund may, from time to time, buy variable or floating rate demand notes issued by corporations, bank holding companies and financial institutions and similar instruments issued by government agencies and instrumentalities. These securities will typically have a maturity over one year but carry with them the right of the holder to put the securities to a remarketing agent or other entity at designated time intervals and on specified notice. The obligation of the issuer of the put to repurchase the securities may be backed by a letter of credit or other obligation issued by a financial institution. The purchase price is ordinarily par plus accrued and unpaid interest. Generally, the remarketing agent will adjust the interest rate every seven days (or at other specified intervals) in order to maintain the interest rate at the prevailing rate for securities with a seven-day or other designated maturity. The Fund's investment in demand instruments which provide that the Fund will not receive the principal note amount within seven days' notice, in combination with the Fund's other investments in illiquid instruments, will be limited to an aggregate total of 15% of the Fund's net assets.

The Fund may also buy variable rate master demand notes. The terms of these obligations permit the Fund to invest fluctuating amounts at varying rates of interest pursuant to direct arrangements between the Fund, as lender, and the borrower. These instruments permit weekly and, in some instances, daily changes in the amounts borrowed. The Fund has the right to increase the amount under the note at any time up to the full amount provided by the note agreement, or to decrease the amount, and the borrower may repay up to the full amount of the note without penalty. The note may or may not be backed by bank letters of credit. Because the notes are direct lending arrangements between the Fund and borrower, it is not generally contemplated that they will be traded, and there is no secondary market for them, although they are redeemable (and, thus, immediately repayable by the borrower) at principal amount, plus accrued interest, at any time. In connection with any such purchase and on an ongoing basis, the Adviser will consider the earning power, cash flow and other liquidity ratios of the issuer, and its ability to pay principal and interest on demand, including a situation in which all holders of such notes make demand simultaneously. While master demand notes, as such, are not typically rated by credit rating agencies, a Fund may, under its minimum rating standards, invest in them only if, at the time of an investment, the issuer meets the criteria set forth in the immediately preceding pages of this Prospectus for commercial paper obligations. The Fund may continue to hold variable rate master demand notes if the creditworthiness of the issuers declines below the minimum standards established by the Fund for investing in such notes.

FORWARD COMMITMENTS AND WHEN-ISSUED SECURITIES. The Fund may purchase when-issued securities and make contracts to purchase securities for a fixed price at a future date beyond customary settlement time if the Fund holds, and maintains until the settlement date in a segregated account, cash or other liquid assets in an amount sufficient to meet the purchase price, or if the Fund enters into offsetting contracts for the forward sale of other securities it owns. Purchasing securities on a when-issued basis and forward commitments involve a risk of loss if the value of the security to be purchased declines prior to the settlement date, which risk is in addition to the risk of decline in value of the Fund's other assets. No income accrues on securities purchased on a when-issued basis prior to the time delivery of the securities is made, although the Fund may earn interest on securities it has deposited in the segregated account because it does not pay for the when-issued securities until they are delivered. Investing in when-issued securities has the effect of (but is not the same as) leveraging the Fund's assets. Although the Fund would generally purchase securities on a when-issued basis or enter into forward commitments with the intention of actually acquiring securities, the Fund may dispose of a when-issued security or forward commitment prior to settlement, if the Adviser deems it appropriate to do so. The Fund may realize short-term profits or losses upon such sales.

MORTGAGE-RELATED SECURITIES. Mortgage pass-through securities are securities representing interests in "pools" of mortgages in which payments of both interest and principal on the securities are made monthly, in effect "passing through" monthly payments made by the individual borrowers on the residential mortgage loans which underlie the securities (net of fees paid to the issuer or guarantor of the securities). Early repayment of principal on mortgage pass-through securities (arising from prepayments of principal due to sale of the underlying property, refinancing, or foreclosure, net of fees and costs which may be incurred) may expose a Fund to a lower rate of return upon reinvestment of principal. Also, if a security subject to prepayment has been purchased at a premium, in the event of prepayment the value of the premium would be lost. Like other fixed-income securities, when interest rates rise, the value of a mortgage-related security generally will decline and generally may also increase the inherent volatility of the mortgage-related security by effectively converting short-term debt instruments into long-term debt instruments; however, when interest rates decline, the value of mortgage-related securities with prepayment features may not increase as much as other fixed-income securities. In recognition of this prepayment risk to investors, the Public Securities Association (the "PSA") has standardized the method of measuring the rate of mortgage loan principal prepayments. The PSA formula, the Constant Prepayment Rate (the "CPR") or other similar models that are standard in the industry will be used by a Fund in calculating maturity for purposes of its investment in mortgage-related securities. Because the average life of mortgage-related securities may lengthen with increases in interest rates, the portfolio-weighted average life of the securities in which a Fund is invested may at times lengthen due to this effect. Under these circumstances, the Adviser may, but is not required to, sell securities in order to maintain an appropriate portfolio-weighted average life.

Payment of principal and interest on some mortgage pass-through securities (but not the market value of the securities themselves) may be guaranteed by the full faith and credit of the U.S. Government in the case of securities guaranteed by the Government National Mortgage Association ("GNMA"); or guaranteed by agencies or instrumentalities of the U.S. Government in the case of securities guaranteed by the Federal National Mortgage Association ("FNMA") or the Federal Home Loan Mortgage Corporations ("FHLMC"), which are supported only by the discretionary authority of the U.S. Government to purchase the agency's obligations. Mortgage pass-through securities created by non-governmental issuers (such as commercial banks, savings and loan institutions, private mortgage insurance companies, mortgage bankers and other secondary market issuers) may be supported by various forms of insurance or guarantees, including individual loan, title, pool and hazard insurance, and letters of credit, which may be issued by governmental entities, private insurers or the mortgage poolers.

The Fund may also invest in investment grade Collateralized Mortgage Obligations ("CMOs") which are hybrid instruments with characteristics of both mortgage-backed bonds and mortgage pass-through securities. CMOs may be collateralized by whole mortgage loans but are more typically collateralized by portfolios of mortgage pass-through securities guaranteed by GNMA, FHLMC or FNMA. CMOs are structured into multiple classes, with each class bearing a different stated maturity. Monthly payments of principal, including prepayments, are first returned to investors holding the shortest maturity class; investors holding the longer maturity classes receive principal only after the first class has been retired. To the extent a particular CMO is issued by an investment company, a Fund's ability to invest in such CMOs will be limited. See "INVESTMENT RESTRICTIONS" in the SAI.

Assumptions generally accepted by the industry concerning the probability of early payment may be used in the calculation of maturities for debt securities that contain put or call provisions, sometimes resulting in a calculated maturity different than the stated maturity of the security.

The Adviser expects that governmental, government-related or private entities may create mortgage loan pools and other mortgage-related securities offering mortgage pass-through and mortgage-collateralized investments in addition to those described above. As new types of mortgage-related securities are developed and offered to investors, the Adviser will, consistent with a Fund's investment objectives, policies and quality standards, consider making investments in such new types of mortgage-related securities. The Fund will invest in new types of mortgage-related securities posing materially different risks from existing types only after such securities have been described and their ratings disclosed in the prospectus.

OTHER ASSET-BACKED SECURITIES. Other asset-backed securities (unrelated to mortgage loans) have been offered to investors, such as Certificates for Automobile Receivables ("CARS"). CARS represent undivided fractional interests in a trust ("trust") whose assets consist of a pool of motor vehicle retail installment sales contracts and security interest in the vehicles securing the contracts. Payments of principal and interest on CARS are "passed through" monthly to certificate holders and are guaranteed up to certain amounts and for a certain time period by a letter of credit issued by a financial institution unaffiliated with the trustee or originator of the trust. Underlying sales contracts are subject to prepayment, which may reduce the overall return to certificate holders. If the letter of credit is exhausted, certificate holders may also experience delays in payment or losses on CARS if the full amounts due on underlying sales contracts are not realized by the trust because of unanticipated legal or administrative costs of enforcing the contracts, or because of depreciation, damage or loss of the vehicles securing the contracts, or other factors. For asset-backed securities, the industry standard uses a principal prepayment model, the "ABS Model," which is similar to the PSA identified previously under the first paragraph of "Mortgage-Related Securities." Either the PSA model, the ABS model or other similar models that are standard in the industry will be used by the Fund in calculating maturity for purposes of its investment in asset-backed securities.

ZERO COUPON SECURITIES. The Fund may invest in "zero coupon" fixed income securities. These securities accrue interest at a specified rate, but do not pay interest in cash on a current basis. The Fund is required to distribute the income on these securities to Fund shareholders as the income accrues, even though the Fund is not receiving the income in cash on a current basis. Thus the Fund may have to sell other investments to obtain cash to make income distributions at times when the Adviser would not otherwise deem it advisable to do so. The market value of zero coupon securities is often more volatile than that of non-zero coupon fixed income securities of comparable quality and maturity.

ILLIQUID INVESTMENTS. It is the policy of the Fund that illiquid securities whose transfer is restricted by law (including certain securities unregistered under federal securities law) and other illiquid securities (including repurchase agreements of more than seven days' duration, variable and floating rate demand and master demand notes not requiring receipt of the principal note amount within seven days' notice and securities of foreign issuers that are not listed on a recognized domestic or foreign securities exchange) may not constitute, at the time of purchase or at any time, more than 15% of the value of the total net assets of the Fund in which they are held. Securities with restrictions on resale but that have a readily available market are not deemed illiquid for purposes of this limitation.

The foregoing investment restrictions and those described in the SAI as fundamental are policies of the Fund which may be changed only when permitted by law and approved by the holders of a majority of the Fund's outstanding voting securities as described under "OTHER INFORMATION - Voting."

If a percentage restriction on investment policies or the investment or use of assets set forth in this Prospectus are adhered to at the time a transaction is effected, later changes in percentage resulting from changing values will not be considered a violation.


RISKS OF INVESTING IN THE FUND

CERTAIN RISK CONSIDERATIONS

The price per share of each of the Fund will fluctuate with changes in value of the investments held by the Fund. For example, the value of the Fund's shares will generally fluctuate inversely with the movements in interest rates. Shareholders of the Fund should expect the value of their shares to fluctuate with changes in the value of the securities owned by the Fund. There is, of course, no assurance that the Fund will achieve its investment objectives or be successful in preventing or minimizing the risk of loss that is inherent in investing in particular types of investment products. In order to attempt to minimize that risk, the Adviser monitors developments in the economy, the securities markets, and with each particular issuer. Also, as noted earlier, the Fund is managed within certain limitations that restrict the amount of the Fund's investment in any single issuer.

The Adviser and the Trust's service providers rely upon their existing information systems to provide investment management and administrative services, respectively, to the Trust. The costs of maintaining and upgrading such information systems to comply with the impact of the Year 2000 is an operational and financial responsibility of the Adviser and the other service providers, respectively. The Trust is in the process of assessing and formulating any responses to any material issues, if any, relating to Year 2000 with the Adviser and all other major service providers. However, no assurance can be given that these steps will be sufficient to avoid any material adverse impact to the Trust.


OTHER INFORMATION

CAPITALIZATION

Financial Investors Trust was organized as a Delaware business trust on November 30, 1993 and currently consists of five separately managed portfolios. The Board of Trustees may establish additional portfolios in the future. The capitalization of the Funds consists solely of an unlimited number of shares of beneficial interest with a par value of $0.001 each. When issued, shares of the Funds are fully paid, non-assessable and freely transferable.

VOTING

Shareholders have the right to vote in the election of Trustees and on any and all matters on which, by law or under the provisions of the Declaration of Trust, they may be entitled to vote. The Fund is not required to hold regular annual meetings of shareholders and does not intend to do so.

The Declaration of Trust provides that the holders of not less than two-thirds of the outstanding shares of the Fund may remove a person serving as Trustee either by declaration in writing or at a meeting called for such purpose. The Trustees are required to call a meeting for the purpose of considering the removal of a person serving as Trustee if requested in writing to do so by the holders of not less than 10% of the outstanding shares of the Fund and in connection with such meeting to comply with the shareholders' communications provisions of Section 16(c) of the Act. See "OTHER INFORMATION - Voting Rights" in the SAI.

Shares entitle their holders to one vote per share (with proportionate voting for fractional shares). As used in the Prospectus, the phrase "vote of a majority of the outstanding shares" of the Fund means the vote of the lesser of: (1) 67% of the shares of a Fund present at a meeting if the holders of more than 50% of the outstanding shares are present in person or by proxy; or (2) more than 50% of the outstanding shares of a Fund.

PERFORMANCE INFORMATION

The Fund may, from time to time, include its yield and total return in advertisements or reports to shareholders or prospective investors. The methods used to calculate the yield and total return of the Fund are mandated by the SEC.

Quotations of "yield" for the Fund will be based on the investment income per share during a particular 30-day (or one month) period (including dividends and interest), less expenses accrued during the period ("net investment income"), and will be computed by dividing net investment income by the maximum public offering price per share on the last day of the period.

Quotations of yield and effective yield reflect only the Fund's performance during the particular period on which the calculations are based. Yield and effective yield for the Fund will vary based on changes in market conditions, the level of interest rates and the level of the Fund's expenses, and no reported performance figure should be considered an indication of performance which may be expected in the future.

Quotations of average annual total return for the Fund will be expressed in terms of the average annual compounded rate of return of a hypothetical investment in the Fund over periods of 1, 5 and 10 years (up to the life of the Fund), reflect the deduction of a proportional share of Fund expenses (on an annual basis), and assume that all dividends and distributions are reinvested when paid.

Performance information for the Fund may be compared to various unmanaged indices, such as those indices prepared by Lipper Analytical Services, Morningstar, and other entities or organizations which track the performance of investment companies. Any performance information should be considered in light of the Fund's investment objectives and policies, characteristics and quality of the Fund and the market conditions during the time period indicated, and should not be considered to be representative of what may be achieved in the future. For a description of the methods used to determine yield and total return for Fund, see the SAI.

ACCOUNT SERVICES

All transactions in shares of the Fund will be reflected in a monthly statement for each shareholder. In those cases where another organization or its nominee is the shareholder of record of shares purchased for its customer, the Fund has been advised that the statement may be transmitted to the customer at the discretion of such organization.

ALPS acts as the Fund's transfer agent. The Fund compensates ALPS, pursuant to a Services Agreement, for providing personnel and facilities to perform dividend disbursing and transfer agency-related services for the Fund.

SHAREHOLDER INQUIRIES

All shareholder inquiries should be directed to the Fund at 370 17th Street, Suite 3100, Denver, CO 80202.

General and Account Information: (800) 644-8595.

APPENDIX

KEY TO MOODY'S BOND RATINGS

Aaa Bonds that are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge". Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most likely to impair the fundamentally strong position of such issues.

Aa Bonds that are rated Aa are judged to be of high quality by all standards. Together with the Aaa group, they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present that make the long-term risks appear somewhat larger than in Aaa securities.

A Bonds that are rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present that suggest a susceptibility to impairment some time in the future.

Baa Bonds that are rated Baa are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate, and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

Ba Bonds that are rated Ba are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

B Bonds that are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or maintenance of other terms of the contract over any long period of time may be small.

Caa Bonds that are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

Ca Bonds that are rated Ca represent obligations that are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

C Bonds that are rated C are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

KEY TO S & P'S BOND RATINGS

AAA Debt rated "AAA" has the highest rating assigned by Standard & Poor's Capacity to pay interest and repay principal is extremely strong.

AA Debt rated "AA" has a very strong capacity to pay interest and repay principal and differs from the highest rated issues only in small degree.

A Debt rated "A" has a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

BBB Debt rated "BBB" is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher rated categories.

BB Debt rated "BB" has less near-term vulnerability to default than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial or economic conditions which could lead to inadequate capacity to meet timely interest and principal payments. The "BB" rating category is also used for debt subordinated to senior debt that is assigned an actual or implied "BBB-" rating.

B Debt rated "B" has greater vulnerability to default but currently has the capacity to meet interest payments and principal repayments. Adverse business, financial or economic conditions will likely impair capacity or willingness to pay interest and repay principal. The "B" rating category is also used for debt subordinated to senior debt that is assigned an actual or implied "BB-" rating.

CCC Debt rated "CCC" has a currently identifiable vulnerability to default, and is dependent upon favorable business, financial and economic conditions to meet timely payment of interest and repayment of principal. In the event of adverse business, financial or economic conditions, it is not likely to have the capacity to pay interest and repay principal. The "CCC" rating category is also used for debt subordinated to senior debt that is assigned an actual or implied "B" or "B-" rating.

CC The rating "CC" typically is applied to debt subordinated to senior debt that is assigned an actual or implied "CCC" rating.

C The rating "C" typically is applied to debt subordinated to senior debt which is assigned an actual or implied "CCC-" debt rating. The "C" rating may be used to cover a situation where a bankruptcy petition has been filed, but debt service payments are continued.

CI The rating "CI" is reserved for income bonds on which no interest is being paid.

D Debt rated "D" is in payment default. The "D" rating category is used when interest payments or principal payments are not made on the date due even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period. The "D" rating also will be used upon the filing of a bankruptcy petition if debt service payments are jeopardized.

                                 INVESTMENT ADVISER
                Tempest, Isenhart, Chafee, Lansdowne & Assoc., Inc.
                          1380 Lawrence Street, Suite 1050
                               Denver, Colorado 80204

                   ADMINISTRATOR, DISTRIBUTOR AND TRANSFER AGENT
                          ALPS Mutual Funds Services, Inc.
                            370 17th Street, Suite 3100
                                 Denver, CO  80202

                                     CUSTODIAN
                               Fifth Third Bank, N.A.

                              INDEPENDENT ACCOUNTANTS
                                 Deloitte & Touche


                             FOR MORE INFORMATION CALL
                                   1-800-644-8595




THESE FUNDS ARE NOT INSURED BY TEMPEST, ISENHART, COLORADO STATE BANK & TRUST,
                           THE FDIC OR ANY OTHER INSURER.

[LOGO]                                        COLORADO QUALITY
ARISTATA                                       TAX-EXEMPT FUND
MUTUAL FUNDS                                     PROSPECTUS
A CLASS ABOVE                                 FEBRUARY 22, 1998


[GRAPHIC]

ARISTATA COLORADO QUALITY TAX-EXEMPT FUND
370 17th Street
Suite 3100
Denver, CO 80202
General & Account Information: (800) 644-8595



                TEMPEST, ISENHART, CHAFEE, LANSDOWNE & ASSOC., INC.
             Investment Adviser ("Tempest, Isenhart" or the "Adviser")
                          ALPS MUTUAL FUNDS SERVICES, INC.
        Administrator, Distributor and Sponsor ("ALPS" or the "Distributor")

This prospectus describes the Aristata Colorado Quality Tax-exempt Fund (the"Fund"), managed by Tempest, Isenhart, Chafee, Lansdowne & Assoc., Inc., a Colorado corporation. The Fund is a separate investment fund of Financial Investors Trust (the "Trust"), a Delaware business trust and registered management investment company. The Fund's investment objective is to seek to provide as high a level of current income exempt from Colorado and Federal income taxes as is consistent with the preservation of capital by investing in municipal obligations which pay interest exempt from Colorado State and Federal income taxes. Shares of the Fund are sold to the public by the Distributor as an investment vehicle for individuals, institutions, corporations and fiduciaries. Investments in shares of the Fund involve risk, including possible loss of principal. The net asset value of the Fund will fluctuate as market conditions change.

This Prospectus sets forth concisely the information a prospective investor should know before investing in the Fund and should be read and retained for information about the Fund.

A Statement of Additional Information (the "SAI"), dated February 22, 1998, containing additional and more detailed information about the Fund, has been filed with the Securities and Exchange Commission (the "SEC") and is hereby incorporated by reference into this Prospectus. It is available without charge and can be obtained by writing or calling the Fund at the address and information number printed above.

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

February 22, 1998

                                  TABLE OF CONTENTS

                                                                            Page

HIGHLIGHTS . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .3

FUND EXPENSES. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .5

THE FUND . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .5

MANAGEMENT OF THE FUND . . . . . . . . . . . . . . . . . . . . . . . . . . .6

THE INVESTMENT POLICIES AND PRACTICES OF THE FUND. . . . . . . . . . . . . .7

INVESTMENT RESTRICTIONS. . . . . . . . . . . . . . . . . . . . . . . . . . .8

PORTFOLIO TRANSACTIONS . . . . . . . . . . . . . . . . . . . . . . . . . . .8

FUND SHARE VALUATION . . . . . . . . . . . . . . . . . . . . . . . . . . . .8

MINIMUM PURCHASE REQUIREMENTS. . . . . . . . . . . . . . . . . . . . . . . .9

PURCHASE OF FUND SHARES. . . . . . . . . . . . . . . . . . . . . . . . . . .9

REDEMPTION OF FUND SHARES. . . . . . . . . . . . . . . . . . . . . . . . . 10

EXCHANGE OF FUND SHARES. . . . . . . . . . . . . . . . . . . . . . . . . . 12

DIVIDEND AND TAX INFORMATION . . . . . . . . . . . . . . . . . . . . . . . 12

DESCRIPTION OF SECURITIES AND INVESTMENT PRACTICES . . . . . . . . . . . . 16

RISKS OF INVESTING IN THE FUND . . . . . . . . . . . . . . . . . . . . . . 17

OTHER INFORMATION. . . . . . . . . . . . . . . . . . . . . . . . . . . . . 19

APPENDIX . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 22

HIGHLIGHTS

INVESTMENT OBJECTIVE AND POLICIES OF THE FUND

The investment objective of the Aristata Colorado Quality Tax-exempt Fund is to seek to provide investors with as high a level of current income exempt from Colorado and Federal income taxes as is consistent with the preservation of capital by investing in municipal obligations which pay interest exempt from Colorado State and Federal income taxes. There is a risk in any investment program, including the risk of changing economic and market conditions, and there is no assurance the Fund will achieve its investment objective.

The Fund seeks to achieve its investment objective by investing primarily in Colorado Obligations ("Colorado Obligations"). "Quality" Colorado Obligations are considered to be those obligations rated in one of the four highest categories by a nationally recognized statistical rating organization, such as Moody's Investors Service ("Moody's") or Standard & Poor's Corporation ("S&P") or, if unrated, are determined to be of comparable quality by the Adviser (see the Appendix to this Prospectus). The Fund may invest up to 15% of its total assets in such unrated securities. If the rating on a security in the Fund's portfolio changes, the Fund will consider this change in its evaluation of the security's overall investment merits. A change in a security's rating, however, does not automatically require the Fund to sell the security. For a description of the various rating categories, please see "APPENDIX - DESCRIPTION OF RATINGS" in this Prospectus and the SAI.

As used in the Prospectus and the Statement of Additional Information, the term "Colorado Obligations" means obligations, including those of certain non-Colorado issuers, of any maturity which pay interest that, in the opinion of bond counsel or other appropriate counsel, is exempt from regular Federal income taxes and not subject to Colorado income taxes. Although exempt from regular Federal income tax, interest paid on certain types of Colorado Obligations, and dividends which the Fund might pay from this interest, are preference items as to the Federal alternative minimum tax; for further information, see "DIVIDEND AND TAX INFORMATION." As a fundamental policy, at least 80% of the Fund's net assets will be invested in Colorado Obligations the income paid upon which will not be subject to the alternative minimum tax; accordingly, the Fund can invest up to 20% of its net assets in obligations which are subject to the Federal alternative minimum tax. The Fund may refrain entirely from purchasing these types of Colorado Obligations. (SEE "DIVIDEND AND TAX INFORMATION.")

The non-Colorado bonds or other Obligations the interest on which is exempt under present law from regular Federal and Colorado income taxes are those issued by or under the authority of Guam, the Northern Mariana Islands, Puerto Rico and the Virgin Islands. As a Colorado-oriented fund, at least 65% of the Fund's total assets will be invested in Colorado Obligations of Colorado issuers. It is possible, although not currently anticipated, that up to 35% of the Fund's total assets could be in municipal obligations of a state, territory or local government other than Colorado.

Colorado Obligations are a type of municipal obligation. Municipal obligations are issued by or on behalf of states, territories and possessions of the United States and their political subdivisions, agencies and instrumentalities to obtain funds for various public purposes. The two principal classifications of municipal obligations are "notes" and "bonds." Municipal notes are generally used to provide for short-term capital needs and generally have maturities of one year or less while municipal bonds have extended maturities. Municipal notes include: project notes, which sometimes carry a U.S. Government guarantee; tax anticipation notes; revenue anticipation notes; bond anticipation notes; construction loan notes and floating and variable rate demand notes. Municipal obligations include municipal lease/purchase agreements that are similar to installment purchase contracts for property or equipment. The purposes for which municipal obligations such as bonds are issued include the construction of a wide range of public facilities such as airports, highways, bridges, schools, hospitals, housing, mass transportation, streets and water sewer works. Other public purposes for which municipal obligations may be issued include the refunding of outstanding obligations, the obtaining of funds for general operating expenses and the obtaining of funds to lend to other public institutions and facilities.

The Fund will invest substantially all of its assets in investment grade securities. Investment grade municipal obligations are securities rated in one of the four highest rating categories of a nationally recognized rating service, such as Moody's S&P or Fitch Investors Services, L.P. ("Fitch"), and also include unrated securities that the Adviser considers comparable in quality to securities that have been rated investment grade. The four highest rating categories are Aaa, Aa, A and Baa for Moody's and AAA, AA, A and BBB for both S&P and Fitch. Although securities rated in the fourth highest rating category are considered investment grade, they are generally more vulnerable to adverse economic conditions than securities rated in the three highest categories and are considered to have some speculative characteristics.

The Fund has no restrictions on the maturity of municipal obligations in which it may invest. The Fund attempts to invest in municipal obligations with maturities that, in the Adviser's judgment, will provide as high a level of current income as is consistent with prudent investing. The Adviser will also consider current market conditions when determining the securities it wants to buy and whether to hold securities currently in the Fund's portfolio.

The Fund may invest more than 25% of its total assets in municipal obligations in particular market segments, including, but not limited to, hospital revenue bonds, housing agency bonds, tax-exempt industrial development revenue bonds, transportation bonds, or pollution control revenue bonds. An economic, business, political or other change that affects one security may also affect other securities in the same market segment, thereby potentially increasing market risk. Examples of changes that may affect certain market segments include proposed legislation affecting the financing of a project, shortages or price increases of needed materials, or declining markets or needs for the projects.

Under normal market conditions, the Fund invests its assets as described above. For temporary defensive purposes, however, the Fund may invest up to 100% of its total assets in taxable obligations, including (i) commercial paper rated at least P-1 by Moody's, A-1 by S&P, or F-1 by Fitch; (ii) obligations issued or guaranteed by the full faith and credit of the U.S. government; or (iii) with respect to the Fund, municipal securities of a state, territory or local government other than its respective state (Colorado) or territory.

INVESTMENT RISKS

The price per share of the Fund will fluctuate with changes in value of the investments held by the Fund. Additionally, there can be no assurance that the Fund will achieve its investment objectives or be successful in preventing or minimizing the risk of loss that is inherent in investing in particular types of investment products. Because there are no restrictions on the maturity of any individual assets in which the Fund will invest, an investment in the Fund carries some risk of volatility in principal value. The value of the securities in which the Fund may invest will fluctuate inversely with movements in interest rates, therefore, the market values of fixed-income securities generally increase when rates decline and generally decrease when interest rates rise.

The Fund is classified as a "non-diversified" investment company under the Investment Company Act of 1940 (the "1940 Act"). The Fund also intends to qualify as a "regulated investment company" under the Internal Revenue Code (the "Code"). One of the tests for such qualification under the Code is, in general, that at the end of each fiscal quarter of the Fund, (i) at least 50% of the market value of the Fund's assets is represented by cash and cash items (including receivables), U.S. Government securities, the securities of other regulated investment companies and other securities, with such other securities of any one issuer limited for the purposes of this calculation to an amount not greater than 5% of the value of the Fund's total assets and not greater than 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of its total assets is invested in the securities of any one issuer (other than U.S. Government securities or the securities of other regulated investment companies). If the Fund had elected to register under the 1940 Act as a "diversified" investment company, it would have to meet the same test as to 75% of its assets. The Fund may therefore not have as much diversification among securities, and thus diversification of risk, as if it had made this election under the 1940 Act. In general, the more the Fund invests in the securities of specific issuers, the more the Fund is exposed to risks associated with investments in those issuers. The Fund's assets, being primarily or entirely Colorado issues, are accordingly subject to economic and other conditions affecting Colorado. (See "RISKS OF INVESTING IN THE FUND-CONSIDERATIONS REGARDING INVESTMENTS IN COLORADO OBLIGATIONS.")

The foregoing is a summary of risks; see "RISKS OF INVESTING IN THE FUND" in this Prospectus.

FUND EXPENSES

The purpose of the following table is to assist the shareholder in understanding the various costs and expenses that an investor in the Fund will bear, either directly or indirectly. The Fund's costs and expenses are based upon estimates of the operating expenses for the Fund's initial fiscal year.

FEE TABLE

SHAREHOLDER TRANSACTIONS EXPENSES

Maximum Sales Load Imposed on Purchases                     None
   (as a percentage of offering price)

Maximum Sales Load Imposed on Reinvested                    None
   Dividends (as a percentage of offering price)

Deferred Sales Load                                         None
   (as a percentage of redemption proceeds)

Redemption Fees                                             None

Exchange Fees                                               None


ANNUAL FUND OPERATING EXPENSES
(as a percentage of average net assets)

Management Fees (after waivers)*                            0.02%
12b-1 Fees                                                  None
Other Expenses                                              0.43%

Total Portfolio Operating Expenses (after waivers and
  reimbursements)*                                          0.45%

----------------
*Management Fees consisting of investment advisory fees (before waivers and reimbursements) would be .50%. The fee waivers and reimbursements reflected in the table are voluntary and may be modified or terminated at any time without the Fund's consent. Total Portfolio Operating Expenses (before waivers and reimbursements) would have been 0.93%.

Example:

You would pay the following expenses on a $1,000 investment, assuming (1) 5% gross annual return, (2) redemption at the end of each time period, (3) that operating expenses are the same as described above, and (4) reinvestment of all dividends and distributions:

     1 Year    $ 5
     3 Years   $16

THIS ASSUMED 5% ANNUAL RETURN AND THE EXPENSES SHOWN SHOULD NOT BE CONSIDERED INDICATIONS OF ACTUAL OR EXPECTED PERFORMANCE OR OPERATING EXPENSES OF ANY FUND, BOTH OF WHICH MAY VARY SIGNIFICANTLY.


THE FUND

The Fund is a separate investment fund or portfolio, commonly known as a mutual fund. The Fund is a portfolio of a Delaware business trust organized under the laws of the State of Delaware as an open-end management investment company on November 30, 1993. The Trust's Board of Trustees oversees the overall management of the Fund and elects the officers of the Trust.

MANAGEMENT OF THE FUND

THE ADVISER:  TEMPEST, ISENHART, CHAFEE, LANSDOWNE & ASSOC., INC.

Tempest, Isenhart, Chafee, Lansdowne & Assoc., Inc., acts as the investment adviser to the Fund under the supervision of the Trust's Board of Trustees. The Adviser's address is 1380 Lawrence Street, Suite 1050, Denver, Colorado 80204. The Adviser manages the investment and reinvestment of the assets of the Fund and continuously reviews, supervises and administers the Fund's investments. The Adviser is responsible for placing orders for the purchase and sale of the Fund's investments directly with brokers and dealers selected by it in its discretion.

The Adviser utilizes a team management system for the Fund. The Adviser's investment professional team has an average of more than 25 years of investment research and portfolio management experience. These individuals bring a broad base of experience, ideas, knowledge, and expertise to the Fund's management.

The team of analysts and portfolio managers provides management of the Fund. The Adviser's investment team is led by H. David Lansdowne, CFA, President and Chief Executive Officer of Tempest, Isenhart, and its Chief Investment
Officer since 1988. The Fund's other key investment management team include:
Robert J. Alder, CFA, J. Jeffrey Dohse, Barbara Grummel and Greg H. Thompson,
CFA.

Mr. Lansdowne earned both his B.S. (1969) and his M.B.A. from the University of Denver in 1972. He was awarded the Chartered Financial Analyst (CFA) designation in 1977. Mr. Lansdowne joined the Adviser in 1983 as Director of Research. He began his career as an Investment Officer with Colorado National Bank in Denver. He joined United Capital Management, a subsidiary of United Bank of Denver, where he was Vice President and Portfolio Manager, overseeing pension plans of Fortune 500 Companies. Immediately prior to joining Tempest, Isenhart, he was Senior Vice President and Director of Research for Financial Programs mutual funds and for their subsidiary for privately-managed accounts, Financial Trust Company.

Mr. Alder earned his B.S. from the University of Colorado in 1969. He was awarded the Chartered Financial Analyst (CFA) designation in 1977. His investment management career began in 1969 as a portfolio manager and analyst with the Trust Investment Division of the First National Bank of Denver. In 1977, he joined the Trust Investment Division of Colorado National Bank and became head of the department in 1982. In 1987, he was instrumental in creating Colorado National Bank's wholly-owned registered investment advisory subsidiary, Colorado Capital Advisors and was President of that subsidiary until 1993, when he joined the Adviser in his current capacity as Executive Vice President.

Mr. Dohse earned his B.S. from Culver-Stockton College in Canton, Missouri, in 1963 and his M.B.A. from Loyola University in Chicago in 1971. He worked in the investment industry for 15 years before joining Tempest, Isenhart in 1983. He began his career with American National Bank & Trust Company in Chicago as a management trainee involved in all facets of bank and trust investments. He then joined the United Bank of Denver as Investment Officer, managing trust portfolios. Prior to joining the Adviser, Mr. Dohse was a Vice President and Portfolio Manager at IntraWest Bank of Denver, with responsibility for various investment management portfolios.

Ms. Grummel earned her B.S. from the University of Colorado in 1979. She worked for the National Association of Securities Dealers, N. Donald and Company and the underwriting and asset management divisions of Merrill Lynch. Prior to joining the Adviser, she was Executive Vice President with Lord Abbett and Company, the New York based mutual fund group, where her responsibilities included state-specific municipal bond fund management, individual fixed income portfolio management and new business development. Ms. Grummel is the lead portfolio manager for the Aristata Colorado Quality Tax-exempt Fund.

Mr. Thompson earned his B.S. from the University of Wyoming in 1967 and his M.B.A. from the University of Denver in 1972. He was awarded the Chartered Financial Analyst designation in 1988. He joined the Adviser, in 1987. His previous positions include three years as a Financial Analyst with Standard & Poor's Compustat Services, Inc. in Englewood, Colorado and twelve years with Page T. Jenkins, a Denver proprietorship. He was an Investment Manager and Security Analyst with Jenkins, conducting research and managing securities and mineral portfolios for the firm.

For the advisory services it provides to the Funds, the Adviser receives from the Fund a monthly fee, based on average daily net assets, at the annual rate of 0.50%.

Although the Adviser has not previously managed a registered investment company, it has been providing investment advisory services to clients since 1976. Substantially all of the initial investors in the Fund were previously participants in an unregistered commingled fund created and administered by the Colorado State Bank & Trust ("CSB&T"). Tempest, Isenhart acted as the Adviser to that commingled fund since its origination in late 1976. The Adviser was unaffiliated with CSB&T at the time it managed the commingled fund and remains unaffiliated with CSB&T.

THE ADMINISTRATOR AND DISTRIBUTOR

ALPS Mutual Funds Services, Inc. is the Administrator and Distributor for the Fund. ALPS is located at 370 17th Street, Suite 3100, Denver, Colorado 80202. As Distributor, ALPS sells shares of the Fund on behalf of the Trust. As Administrator, ALPS provides certain administrative services necessary for the Fund's operations including: (i) coordination of the services performed by the Fund's investment adviser, transfer agent, custodian, independent accountants and legal counsel; regulatory compliance, including the compilation of information for documents such as reports to, and filings with, the SEC and state securities commissions; and preparation of proxy statements and shareholder reports for the Fund; (ii) general supervision relative to the compilation of data required for the preparation of periodic reports distributed to the Fund's Officers and Board of Trustees; and (iii) furnishing office space and certain facilities required for conducting the business of the Fund. Other costs borne by the administrator include custodian and transfer agent fees and expenses; Trustees' fees and expenses; audit fees and expenses; and expenses of preparation and distribution to existing shareholders of reports and prospectuses. For these services, ALPS receives a fee from the Fund, computed daily and payable monthly, at the annual rate of the greater of $60,000 or 0.20% of the Fund's average daily net assets. ALPS also serves as administrator and distributor of other mutual funds.

SERVICE ORGANIZATIONS

Various banks, trust companies, broker-dealers or other financial organizations (collectively, "Service Organizations") also may provide administrative services for the Fund, such as maintaining shareholder accounts and records at a fee of up to an annual rate of 0.25% of Fund's average daily net assets serviced. The Glass-Steagall Act and other applicable laws provide that, among other things, banks may not engage in the business of underwriting, selling or distributing securities. There is currently no precedent prohibiting banks from performing administrative and shareholder servicing functions as service organizations. However, judicial or administrative decisions or interpretations of such laws, as well as changes in either Federal or state regulations relating to the permissible activities of banks and their subsidiaries or affiliates, could prevent a bank service organization from continuing to perform all or part of its servicing activities. If a bank were prohibited from so acting, its shareholder clients would be permitted to remain shareholders of the Fund and alternative means for continuing the servicing of such shareholders would be sought. It is not expected that shareholders would suffer any adverse financial consequences as a result of any of these occurrences. The Adviser and Administrator also may pay service organizations from time to time for rendering services to shareholders.

OTHER EXPENSES

The Fund bears all costs of its operations other than expenses specifically assumed by ALPS or the Adviser. The costs borne by the Fund include legal and certain accounting expenses; insurance premiums; expenses incurred in acquiring or disposing of the Fund's portfolio securities; expenses of registering and qualifying the Fund's shares for sale with the SEC and with various state securities commissions; expenses of maintaining the Fund's legal existence and of shareholders' meetings; and expenses of preparation and distribution of proxies to existing shareholders. The Fund bears its own expenses associated with its establishment as a series of the Trust; these expenses are amortized over a five-year period from the commencement of the Fund's operations. Expenses of the Trust directly attributable to the Fund are charged to that Fund; other expenses are allocated proportionately among all of the Funds in the Trust in relation to the net assets of each Fund.


THE INVESTMENT POLICIES AND PRACTICES OF THE FUND

The Fund follows its own investment policies and practices, including certain investment restrictions. The "Investment Restrictions" section of the SAI contains specific investment restrictions (the "Investment Restrictions") which govern the Fund's investments. Except for the Fund's investment objective, which is a fundamental policy that may not be changed without a majority vote of shareholders of the Fund, and those restrictions specifically identified as fundamental, all other investment policies and practices described in this Prospectus and in the SAI are not fundamental, and may therefore be changed by the Board of Trustees without shareholder approval.

The Adviser selects investments and makes investment decisions based on the investment objectives and policies of the Fund.

The types of securities and investment practices used by the Fund are described in greater detail at "DESCRIPTION OF SECURITIES AND INVESTMENT PRACTICES."


INVESTMENT RESTRICTIONS

The Fund may not:

     1. Acquire the outstanding voting securities of any one issuer if, immediately after and as a result of such investment, the current market value of the holdings of the Fund in the securities of such issuer exceeds 10% of the market value of such issuers outstanding voting securities;

     2. Borrow money, which includes entering into reverse repurchase agreements, except that the Fund may enter into reverse repurchase agreements or borrow money from banks for temporary or emergency purposes in aggregate amounts up to thirty percent of the value of the Fund's net assets; provided that while borrowings from banks exceed 5% of the Fund's net assets, any such borrowings and reverse repurchase agreements will be repaid before additional investments are made;

     3. Pledge more than 15% of its net assets to secure indebtedness; the purchase or sale of securities on a "when-issued" basis is not deemed to be a pledge of assets;

     4. Invest more than 15% of the value of the Fund's net assets in restricted or illiquid securities or instruments including, but not limited to, securities for which there are no readily available market quotations, dealer
(OTC) options, assets used to cover dealer options written by the Fund or repurchase agreements that mature in more than 7 days; and

     5. Make loans except that the Fund may invest in Colorado Obligations which it is permitted to buy. The Fund will not lend its portfolio securities.

Investment Restrictions 2 and 5 above are fundamental policies and may be changed only when permitted by law and approved by the holders of a majority of the Fund's outstanding voting securities. If a percentage limitation on investments by the Fund stated above or in the Statement of Additional Information is adhered to at the time of an investment, a later increase or decrease in percentage resulting from changes in asset values will not be deemed to violate the limitation except in the case of the limitations on borrowing and illiquid investments. The Fund is not required to sell a security if its rating is reduced or discontinued after purchase, but the Fund may consider doing so.

It is the intention of the Fund, unless otherwise indicated, that with respect to the Fund's policies that are the result of the application of law, the Fund will take advantage of the flexibility provided by rules or interpretations of the SEC currently in existence or promulgated in the future or changes to such laws.


PORTFOLIO TRANSACTIONS

Pursuant to the Investment Advisory Contract, the Adviser places orders for the purchase and sale of portfolio investments for the Fund's accounts with dealers selected by it in its discretion. In effecting purchases and sales of debt securities for the account of the Fund, the Adviser will seek the best execution of the Fund's orders. Purchases and sales of portfolio debt securities for the Fund are generally placed by the Adviser with primary market makers for these securities on a net basis, without any brokerage commission being paid by the Fund. Trading of portfolio debt securities does, however, involve transaction costs. Transactions with dealers serving as primary market makers reflect the spread between the bid and asked prices. The Adviser may allocate purchase and sales orders for portfolio securities to dealers that are affiliated with the Adviser or Distributor, if the Adviser believes the quality of the transaction and spreads are comparable to what they would be with other qualified firms. Subject to the policy of seeking best overall price and execution, sales of shares of the Fund may be considered by the Adviser in the selection of broker or dealer firms for a Fund's portfolio transactions.


FUND SHARE VALUATION

The net asset value per share of the Fund is calculated at 4:00 p.m. Eastern time, Monday through Friday, on each day the New York Stock Exchange is open for trading, which excludes the following business holidays: New Year's Day,

Martin Luther King Jr.'s Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. The net asset value per share of the Fund is computed by dividing the value of the Fund's net assets (i.e., the value of the assets less the liabilities) by the total number of the Fund's outstanding shares. All expenses, including fees paid to the Adviser and ALPS, are accrued daily and taken into account for the purpose of determining the net asset value.

Securities listed on an exchange or over-the-counter are valued on the basis of the last sale prior to the time the valuation is made. If there has been no sale since the immediately previous valuation, then the average of the last bid and asked prices is used. Quotations are taken from the exchange where the security is primarily traded. Portfolio securities which are primarily traded on foreign exchanges may be valued with the assistance of pricing services and are generally valued at the preceding closing values of such securities on their respective exchanges, except that when an occurrence subsequent to the time a foreign security is valued is likely to have changed such value, then the fair value of those securities will be determined by consideration of other factors by or under the direction of the Board of Trustees. Securities for which market quotations are not readily available are valued at fair value as determined in good faith by or at the direction of the Board of Trustees. Notwithstanding the above, bonds and other fixed-income securities are valued by using market quotations and may be valued on the basis of prices provided by a pricing service approved by the Board of Trustees. All assets and liabilities initially expressed in foreign currencies will be converted into U.S. dollars at the mean between the bid and asked prices of such currencies against U.S. dollars as last quoted by any major bank. Further information with respect to the valuation of the Fund's assets is included in the Statement of Additional Information.


MINIMUM PURCHASE REQUIREMENTS

The minimum initial investment in the Fund is $2,000. Any subsequent investments must be at least $50. All initial investments should be accompanied by a completed Purchase Application. A Purchase Application accompanies this Prospectus. A separate application is required for an IRA. The Fund reserves the right to reject any purchase order.


PURCHASE OF FUND SHARES

Shares of the Fund may be purchased through an authorized broker, service organization or investment adviser, or directly from the Fund, using any of the methods described below. Orders for the purchase of shares will be executed at the net asset value per share next determined after an order has been received in good form. All funds received are invested in full and fractional shares of the Fund. Certificates for shares are not issued. ALPS serves as Transfer
Agent pursuant to a Transfer Agent Agreement dated March 15, 1994. ALPS maintains records of each shareholder's holdings of Fund shares, and each shareholder receives a statement of transactions, holdings and dividends. The Trust reserves the right to reject any purchase.

An initial investment in the Fund must be preceded or accompanied by a completed, signed application. Orders for the purchase of shares will be executed at the net asset value per share (the "public offering price") next determined after an order has been received. Orders transmitted to the Fund in proper form prior to 4:00 p.m., Eastern Time will become effective that day.

Investments may be made using any of the following methods:

THROUGH AN AUTHORIZED BROKER, INVESTMENT ADVISER OR SERVICE ORGANIZATION

Shares are available to new and existing shareholders through authorized brokers, Service Organizations and investment advisers. To make an investment using this method, simply complete a Purchase Application (if your purchase is an initial investment) and contact your broker or investment adviser with instructions as to the amount you wish to invest. Your broker will then contact the Fund to place the order on your behalf. Authorized brokers, Service Organizations and investment advisers may impose additional requirements and charges for the services rendered.

Orders received by your broker or Service Organization for the Fund in proper order prior to the determination of net asset value and transmitted to the Fund prior to the close of its trading (which is currently 4:00 p.m. Eastern time), will become effective that day. Brokers who receive orders are obligated to transmit them promptly. You should receive written confirmation of your order within a few days of receipt of instructions from your broker.

DIRECTLY WITH THE FUND

BY MAIL. Make your check payable to the Aristata Colorado Quality Tax-exempt Fund and mail it, along with the Purchase Application (if your purchase is an initial investment), to the address indicated on the Purchase Application. Purchases made by check are not permitted to be redeemed until payment of the purchase has been collected, which may take up to fifteen calendar days. Third party and foreign checks will not be accepted. Please include the Fund name and your account number on all checks.

BY BANK TRANSFER. Bank transfer allows you to transfer money from your bank account via the Automated Clearing House (ACH) network to your Fund account. First, an account must be established with the Fund. Your Purchase Application must indicate your desire to have this option. Next, contact a representative from your bank to arrange for bank transfer services. A deposit account must be opened, or already be open at a bank providing bank transfer services and you must arrange for this service to be provided. Once you have completed this process, you can initiate a bank transfer by contacting a representative from your bank, providing the required information for the bank, and authorizing the transfer to take place. Please allow two or three days after the authorization for the transfer to occur.

BY WIRE. Investments may be made directly through the use of wire transfers of Federal funds. In most cases, your bank will either be a member of the Federal Reserve Banking System or have a relationship with a bank that is. Your bank will normally charge you a fee for handling the transaction. To purchase shares by a Federal funds wire, please first contact ALPS at 1-800 644-8595. An account must be established with the Fund prior to any wire transfer. You can initiate a wire transfer by contacting a representative from your bank, providing the required information for the bank, and authorizing the transfer to take place. Federal Funds should be wired to:

     State Street Bank & Trust Co.
     ABA# 011000028
     Aristata Colorado Quality Tax-exempt Fund
     Credit DDA# 22404081
     (Account Registration)
     (Account Number)

AUTOMATIC INVESTMENT PROGRAM. The Automatic Investment Program offers a simple way to maintain a regular investment program. You may arrange automatic transfers (minimum $50 per transaction) from your bank account to your Fund account on a periodic basis by simply completing the Automatic Investment Plan section of your Purchase Application. When you participate in this program, the minimum initial investment in each Portfolio is $250. You may change the amount of your automatic investment, skip an investment, or stop the Automatic Investment Program by calling the Fund at (800) 644-8595 at least three Business Days prior to your next scheduled investment date.

The Fund may in its discretion discontinue, suspend or change the practice of accepting orders by any of the methods described above. Orders for the purchase of shares are subject to acceptance by the Fund. The Fund reserves the right to suspend the sale of shares, or to reject any purchase order, including orders in connection with exchanges, for any reason.


REDEMPTION OF FUND SHARES

Shareholders may redeem their shares, in whole or in part, on each day the Fund is valued (see "FUND SHARE VALUATION"). Shares will be redeemed at the net asset value next determined after a redemption request in good form has been received by the Fund.

A redemption may be a taxable transaction on which gain or loss may be recognized. See "DIVIDEND TAX INFORMATION" for more information.

Where the shares to be redeemed have been purchased by check, the payment of redemption proceeds may be delayed until the purchasing check has cleared, which may take up to 15 calendar days. Shareholders may avoid this delay by investing through wire transfers of Federal funds. During the period prior to the time the shares are redeemed, dividends on the shares will continue to accrue and be payable and the shareholder will be entitled to exercise all other beneficial rights of ownership.

Once the shares are redeemed, the Fund will ordinarily send the proceeds by check to the shareholder at the address of record on the next business day. The Fund may, however, take up to seven days to make payment. This will not be the customary practice. Also, if the New York Stock Exchange is closed (or when trading is restricted) for any reason other than the customary weekend or holiday closing or if an emergency condition as determined by the SEC merits such action, the Fund may suspend redemptions or postpone payment dates.

To ensure acceptance of your redemption request, it is important to follow the procedures described below. Although the Fund has no present intention to do so, the Fund reserves the right to refuse or to limit the frequency of any telephone, wire or bank transfer redemptions. Of course, it may be difficult to place orders by telephone during periods of severe market or economic change, and a shareholder should consider alternative methods of communications. The Fund may modify or terminate its services and provisions at any time. If the Fund terminates any particular service, it will do so only after giving written notice to shareholders. Redemption by mail will always be available to shareholders.

You may redeem your shares using any of the following methods:

THROUGH AN AUTHORIZED BROKER, INVESTMENT ADVISER, OR SERVICE ORGANIZATION

You may redeem your shares by contacting your authorized broker, service organization or investment adviser and instructing him or her to redeem your shares. He or she will then contact ALPS and place a redemption trade on your behalf.

DIRECTLY WITH THE FUND

BY MAIL. You may redeem your shares by sending a letter directly to ALPS. To be accepted, a letter requesting redemption must include: (i) the Fund name and account registration from which you are redeeming shares; (ii) your account number; (iii) the amount to be redeemed; (iv) the signatures of all registered owners; and (v) for redemptions exceeding $1,000, a signature guarantee by any eligible guarantor institution, including a member of a national securities exchange, or a commercial bank or trust company, broker-dealer, credit union or savings association. Corporations, partnerships, trusts or other legal entities will be required to submit additional documentation.

BY TELEPHONE. If you have established the telephone redemption privilege on your Purchase Application, you may redeem your shares by calling the Fund at
(800) 644-8595. You should be prepared to give the telephone representative the following information: (i) your account number, social security number and account registration; (ii) the Fund name from which you are redeeming shares; and (iii) the amount to be redeemed. The conversation may be recorded to protect you and the Fund. The Fund employs reasonable procedures to confirm that instructions communicated by telephone are genuine. If the Fund fails to employ such reasonable procedures, it may be liable for any loss, damage or expense arising out of any telephone transactions purporting to be on a shareholder's behalf. In order to assure the accuracy of instructions received by telephone, the Fund requires some form of personal identification prior to acting upon instructions received by telephone, records telephone instructions and provides written confirmation to investors of such transactions. Telephone redemptions will be suspended for a period of 10 days following a telephone address change.

You may instruct the Fund to send your redemption proceeds via federal wire ($1,000 minimum per transaction) or bank transfer to your personal bank. Your instructions should include: (i) your account number, social security number and account registration; (ii) the Fund name from which you are redeeming shares; and (iii) the amount to be redeemed. Wire and bank transfer redemptions can be made only if the privilege has been established on your Purchase Application and you have attached a copy of a voided check or a letter summarizing the wiring instructions of the account where proceeds are to be wired. Your bank may charge you a fee for receiving a wire payment on your behalf.

SYSTEMATIC WITHDRAWAL PLAN. An owner of $10,000 or more of the Fund may elect to have periodic redemptions from his or her account to be paid on a monthly, quarterly, semi-annual or annual basis by simply completing the Systematic Withdrawal Plan section of the Purchase Application. The minimum periodic withdrawal is $100. A sufficient number of shares to make the scheduled redemption will normally be redeemed on the fifth or twentieth day of the selected month(s). Depending on the size of the payment requested and fluctuation in the net asset value, if any, of the shares redeemed, redemptions for the purpose of making such payments may reduce or even exhaust the account. A shareholder may request that these payments be sent to a predesignated bank or other designated party. If a shareholder participates in the Systematic Withdrawal Plan, all dividends will automatically be reinvested.

EXCHANGE OF FUND SHARES

The Fund offers two convenient ways to exchange shares in one Fund for shares in another Fund in the Trust. Before engaging in an exchange transaction, a shareholder should read carefully the Prospectus describing the Fund into which the exchange will occur, which is available without charge and can be obtained by writing to ALPS at the address listed on the cover of this Prospectus. A shareholder may not exchange shares of one Fund for shares of another Fund if the new Fund is not qualified for sale in the state of the shareholder's residence. Please call the Fund at (800) 644-8595 for questions regarding state registration. The minimum amount for an initial and subsequent exchange is $50. The Trust may terminate or amend the terms of the exchange privilege at any time upon at least 60 days' prior written notice to shareholders of any modification or termination of the exchange privilege.

A new account opened by exchange must be established with the same name(s), address and social security number as the existing account. All exchanges will be made based on the net asset value next determined following receipt of the request by a Fund in good order.

An exchange is taxable as a sale of a security on which a gain or loss may be recognized. See "DIVIDEND AND TAX INFORMATION" for more information. Shareholders will receive written confirmation of the exchange following completion of the transaction.

EXCHANGE BY MAIL. To exchange Fund shares by mail, simply send a letter of instruction to the Fund. The letter of instruction must include: (i) your account number; (ii) the Fund from and the Fund into which you wish to exchange your investment; (iii) the dollar or share amount you wish to exchange; and (iv) the signatures of all registered owners or authorized parties; (v) for exchanges exceeding $1,000, a signature guarantee by an eligible guarantor institution, including a member of a national securities exchange, or by a commercial bank or trust company, broker/dealer, credit union or savings association.

EXCHANGE BY TELEPHONE. If you have established the telephone exchange privilege on your Purchase Application, you may exchange Fund shares by telephone by simply calling the Fund at (800) 644-8595. You should be prepared to give the telephone representative the following information: (i) your account number, social security or tax identification number and account registration; (ii) the name of the Fund from and the Fund into which you wish to transfer your investment; and (iii) the dollar or share amount you wish to exchange. The conversation may be recorded to protect you and the Funds. Telephone exchanges will be suspended for a period of ten days following a telephone address change. See "REDEMPTION OF FUND SHARES - By Telephone" for a discussion of telephone transactions generally.


DIVIDEND AND TAX INFORMATION

GENERAL INFORMATION

The Fund intends to qualify as a regulated investment company for each taxable year pursuant to the provisions of Subchapter M of the Code. By so qualifying and electing, the Fund generally will not be subject to Federal income tax to the extent that it distributes investment company taxable income and net realized capital gains in the manner required under the Code.

The Fund intends to distribute to its shareholders substantially all of its investment company taxable income (which includes, among other items, dividends and interest and the excess, if any, of net short-term capital gains (generally including any net option premium income) over net long-term capital losses). The Fund will declare distributions of net investment income daily and pay those dividends monthly. The Fund intends to distribute, at least annually, substantially all net capital gains (the excess of net long-term capital gains over net short-term capital losses). In determining amounts of capital gains to be distributed, any capital loss carryovers from prior years will be applied against capital gains.

The amount declared each day as a dividend may be based on projections of estimated monthly net investment income and may differ from the actual investment income determined in accordance with generally accepted accounting principles. An adjustment will be made to the dividend each month to account for any difference between the projected and actual monthly investment income.

On or before March 2, 1998, common trust fund assets managed by the Adviser contributed assets to the Fund in exchange for shares of the Fund. This transfer may result in adverse tax consequences under certain circumstances to either the investors transferring shares from a common trust or collective investment fund for shares of the Fund ("reorganizing shareholders") or to investors who acquire shares of the Fund after a transfer ("new shareholders"). As a result, the Fund acquired some securities that have appreciated in value or depreciated in value from the date they were acquired. If appreciated securities are sold after the transfer, the amount of the gain would be taxable to new shareholders as well as to reorganizing shareholders. New shareholders would therefore incur a tax liability on distributions of capital gains realized by the Fund even though the value of their investment in the Fund may not have increased. The effect on shareholders who transferred into the Fund would be to reduce their potential liability for tax on capital gains by spreading it over a larger asset base. The opposite may occur if the Fund acquires securities having an unrealized capital loss. In that case, shareholders who transferred into the Fund will be unable to utilize the loss to offset gains, but, because the transfer will not result in any gains, the inability of shareholders to utilize unrealized losses will have no immediate tax effect. For new shareholders, to the extent that unrealized losses are realized by the Fund, new shareholders may benefit by any reduction in net tax liability attributable to the losses.

For all distributions, the shareholder may elect in writing, not less than five full business days prior to the record date, to receive such distributions in cash. Dividends declared in, and attributable to, the preceding period will be paid within five business days after the end of the period. Unless the shareholder chooses to receive dividend and/or capital gain distributions in cash, distributions will be automatically reinvested in additional shares of the Fund at net asset value. If you elect to receive distributions in cash and checks (1) are returned and marked as "undeliverable" or (2) remain uncashed for six months, your cash election will be changed automatically and your future dividend and capital gains distributions will be reinvested in the Fund at the per share net asset value determined as of the date of payment of the distribution. In addition, any undeliverable checks or checks that remain uncashed for six months will be canceled and will be reinvested in the Fund at the per share net asset value determined as of the date of cancellation.

Investors who redeem all or a portion of Fund shares prior to a dividend payment date will be entitled on the next dividend payment date to all dividends declared but unpaid on those shares at the time of their redemption.

Distributions of net investment company taxable income (regardless of whether derived from dividends, interest or short-term capital gains) generally will be taxable to shareholders as ordinary income. Distributions of net long-term capital gains designated by the Fund as capital gain distributions will be taxable as long-term capital gains, regardless of how long a shareholder has held his Fund shares. Distributions are taxable in the same manner whether received in additional shares or in cash.

Earnings of the Funds not distributed on a timely basis in accordance with a calendar year distribution requirement are subject to a nondeductible 4% excise tax. To prevent imposition of this tax, the Fund intends to comply with this distribution requirement.

A distribution, including an "exempt-interest dividend," will be treated as paid on December 31 of the calendar year if it is declared by the Fund during October, November, or December of that year to shareholders of record in such a month and paid by the Fund during January of the following calendar year. Such distributions will be treated as received by shareholders (and therefore taxable) in the calendar year in which the distributions are declared, rather than the calendar year in which the distributions are received.

The Fund's distributions with respect to a given taxable year may exceed the current and accumulated earnings and profits of the Fund available for distribution. In that event, distributions in excess of such earnings and profits would be characterized as a return of capital to shareholders for Federal income tax purposes, thus reducing each shareholder's cost basis in his or her Fund shares. Distributions in excess of a shareholder's cost basis in his or her shares would be treated as a gain realized from a sale of such shares.

Any gain or loss realized by a shareholder upon the sale or other disposition of shares of the Fund, or upon receipt of a distribution in complete liquidation of the Fund, generally will be a capital gain or loss which will be long-term or short-term generally depending upon the shareholder's holding period of the shares. A loss realized by a shareholder on a redemption, sale, or exchange of shares of the Fund with respect to which capital gain dividends have been paid will be characterized as a long-term capital loss to the extent of such capital gain dividends.

The Fund may be required to withhold for Federal income tax ("backup withholding") 31% of the distributions and the proceeds of redemptions payable to shareholders who fail to provide a correct taxpayer identification number or to make required certifications, or where the Fund or shareholder has been notified by the Internal Revenue Service that the shareholder is subject to backup withholding. Most corporate shareholders and certain other shareholders specified in the Code are exempt from backup withholding. Backup withholding is not an additional tax. Any amounts withheld may be credited against the shareholder's U.S. Federal income tax liability.

Shareholders will be notified annually by the Fund as to the Federal tax status of distributions made by the Fund in which they invest. Depending on the residence of the shareholder for tax purposes, distributions also may be subject to state and local taxes, including withholding taxes. Foreign shareholders may, for example, be subject to special withholding requirements. Special tax treatment, including a penalty on certain pre-retirement distributions, is accorded to accounts maintained as IRAs. Shareholders should consult their own tax advisers as to the Federal, state and local tax consequences of ownership of shares of the Fund in their particular circumstances.

INFORMATION ON TEX-EXEMPT DISTRIBUTIONS

Net interest income on obligations exempt from federal income tax, when distributed to shareholders and designated by the Fund as exempt-interest dividends, will be exempt from regular federal income tax in the hands of the shareholders. Short-term capital gains are taxable to shareholders as ordinary income, whether received in cash or reinvested. Long-term capital gain distributions to shareholders will be treated as taxable long-term capital gain, whether received in shares of the Fund or in cash, regardless of how long a shareholder has held his shares. It is not likely that the Fund will retain undistributed capital gains; however, in such an event, a shareholder must include in income, as long-term capital gain, his share of undistributed long-term capital gain designated by the Fund. Under such circumstances, the shareholder may claim a refundable credit against the tax for his proportionate share of any capital gain tax paid by the Fund.

Under present law, capital gains are subject to a maximum tax rate of 28%.

With respect to bonds (including other securities) purchased after April 1993, the amount of any "market discount" (generally the amount by which the cost is less than the face amount of the bond) is taxed as ordinary income. This means that most "capital appreciation" on these bonds will now be distributed to, and taxed to, the shareholders as ordinary interest income (rather than as capital gains).

Under Section 55 of the Code, the alternative minimum tax now applies to all taxpayers, including corporations, and increases a taxpayer's tax liability only to the extent it exceeds the taxpayer's regular income tax (less certain credits) for the year. The alternative minimum tax is equal to 26% (or in some cases, 28%) in the case of individuals (20% for corporations) of the excess of the taxpayer's taxable excess, which is the amount by which alternative minimum taxable income exceeds the applicable exemption amount. The exemption is $45,000 for spouses filing a joint return, $33,750 for a single taxpayer, and $22,500 for a married taxpayer filing a separate return, or for a trust or estate. The exemption is phased out at the rate of $.25 for each dollar by which a taxpayer's alternative taxable income exceeds a predetermined amount.

"Alternative minimum taxable income" is a taxpayer's taxable income (i) determined with specified adjustments for the alternative minimum tax and (ii) increased by "items of tax preference." The types of income constituting "items of tax preference" include otherwise allowable tax-exempt interest on private activity bonds issued after August 7, 1986 (except bonds issued by charities qualifying under Section 501(c)(3) of the Code).

Under the Code any loss on the sale or exchange of shares in the Fund held by a shareholder for six months or less will be disallowed to the extent the shareholder received exempt-interest dividends with respect to those shares.

Distributions from the Fund's non-exempt investment income and from any net realized short-term gain will be taxable to shareholders as ordinary income, whether received in cash or in additional shares of the Fund. Under the Code, interest on indebtedness incurred or continued to purchase or carry shares of the Fund will not be deductible to the extent that the Fund's distributions are exempt from federal income tax.

Subject to modification by Regulations to be published, written notice concerning the federal income tax status of distributions will be mailed within 60 days after the close of the year to shareholders of the Fund annually in accordance with applicable provisions of the Code.

Regulated investment companies will be subject to a non-deductible excise tax equal to 4% of the excess of the amount required to be distributed for the calendar year over the distributed amount for the calendar year. The Fund intends to avoid the imposition of this excise tax, and will therefore distribute during each calendar year at least 98% of its ordinary income for such calendar year and 98% of its capital gain net income for the one year period ending on October 31 of the calendar year.

UNLESS A SHAREHOLDER INCLUDES HIS TAXPAYER IDENTIFICATION NUMBER (SOCIAL SECURITY NUMBER FOR INDIVIDUALS) IN THE GENERAL AUTHORIZATION FORM AND CERTIFIES THAT HE IS NOT SUBJECT TO BACKUP WITHHOLDING, THE FUND IS REQUIRED TO WITHHOLD AND REMIT TO THE U.S. TREASURY 31% OF NON-EXEMPT DISTRIBUTIONS AND OTHER REPORTABLE PAYMENTS TO THE SHAREHOLDER.

Persons who may be "substantial users" (or "related persons" of substantial users) of facilities financed by industrial development bonds should consult their tax advisers before purchasing Fund shares.

The limitations on the deduction of miscellaneous itemized deductions do not apply to publicly offered regulated investment companies. The Investment Adviser intends to use its best efforts to ensure that the Fund qualifies as a publicly offered regulated investment company for the purposes of the foregoing provision.

With respect to the Fund, dividends derived from interest excludable from gross income under Internal Revenue Code (the "Code") Section 103 on obligations issued by states or political subdivisions thereof and which are designated by a Fund as "exempt-interest dividends" are not subject to the regular Federal income tax. The Fund will be qualified to designate and pay exempt-interest dividends if, at the close of each quarter of its taxable year, at least 50% of the value of its total assets consists of securities on which the interest payments are exempt from Federal income tax under Code Section 103. To the extent that the Fund's dividends distributed to shareholders are derived from earnings on interest income exempt from Federal income tax and are designated as "exempt-interest dividends" by that Fund, they will be excludable from a shareholder's gross income for regular Federal income tax purposes. Other dividends paid by the Fund, if any, will be taxable to shareholders.

The Fund may derive interest on temporary taxable investments and realize capital gains or losses from its portfolio transactions, including the sale of securities. Dividends derived from such interest, short-term capital gains, and long-term capital gains, respectively, will be taxable to shareholders as described above, whether such distributions are made in cash or in additional shares of the Fund. In addition, a sale of shares in the Fund (including a redemption of such shares and an exchange of shares between Funds) may be a taxable event and may result in a taxable gain or loss to the shareholder. It is possible that a portion of the distributions of the Fund may constitute taxable rather than tax-exempt income in the hands of a shareholder. A loss realized by a shareholder on the redemption, sale, or exchange of shares of the Fund with respect to which exempt-interest dividends have been paid will be disallowed to the extent of the exempt-interest dividends received if such shares have been held by the shareholder for six months or less.

Tax-exempt interest from certain private activity bonds and exempt-interest dividends attributable to that interest income constitute an item of tax preference under the alternative minimum tax. Therefore, if the Fund invests in such private activity bonds, certain shareholders may become subject to the alternative minimum tax on that part of the

Fund's exempt-interest dividends derived from interest income on such bonds. See the SAI for further information about the tax consequences for certain types of investors of a Fund investing in private activity bonds.

The entire amounts of exempt-interest dividends received from the Fund by most corporations will be part of an adjustment in computing alternative minimum taxable income.

There could be retroactive revocation of the tax-exempt status of certain municipal obligations after their issuance. In addition, in connection with budget and tax reform efforts, proposals may be made or adopted which would change the tax treatment arising from an investment in the Fund. It is not possible to predict the precise impact of any of these events, but they may affect the value of the securities in the Fund's portfolio.

Shareholders should be aware that redeeming shares of the Fund after tax-exempt interest income has been accrued by the Fund but before that income has been declared as a dividend may be disadvantageous. This is because the gain, if any, on the redemption will be taxable, even though such gain may be attributable in part to the accrued tax-exempt interest which, if distributed to the shareholder as a dividend rather than as a redemption proceed, might have qualified as an exempt-interest dividend.

Deductions for interest expense incurred (or deemed incurred) to acquire or carry shares of the Fund may be subject to limitations that reduce or eliminate such deductions. In addition, under rules issued by the Internal Revenue Service for determining when borrowed funds are considered used for the purposes of purchasing or carrying particular assets, the purchase of shares may be considered to have been made with borrowed funds, even though the borrowed funds are not directly traceable to the purchase of shares.

Up to 85% of an individual's social security benefits and certain railroad benefits may be subject to Federal income tax. Along with other factors, total tax-exempt income, including exempt-interest dividends, is used to calculate the portion of such benefits that are taxed.

The treatment for state, local and municipal tax purposes of distributions of exempt-interest dividends from the Fund will vary according to the laws of the state and local taxing authorities. Exempt-interest dividends and other dividends may be subject to state and local taxation. Investors should consult with their tax advisers as to the availability of any exemptions from such taxes. Persons who may be "substantial users" (or "related persons" of substantial users) of facilities financed by private activity bonds may suffer adverse tax consequences from investing in the Fund and, therefore, should consult their tax advisers before purchasing Fund shares. In some instances, a state or city may exempt from tax the portion of the distribution from a Fund that represents interest received on obligations of that state or its political subdivisions. Under the laws of certain other states and cities, the entire amount of any such distribution may be taxable. Shareholders will be notified annually of the Federal income tax status of distributions and the percentage of municipal obligation interest income received, with its source indicated. The interest on most private activity bonds is subject to the Federal alternative minimum tax and, except under unusual market conditions, the Fund will invest at least 80% of its net assets in securities that pay interest that is exempt (except for certain corporate shareholders) from the Federal alternative minimum tax.

COLORADO INCOME TAXES

Individuals, trusts, estates, and corporations who are holders of shares of the Fund and who are subject to Colorado income tax will not be subject to Colorado tax on distributions from the Fund to the extent that such distributions qualify as either (1) exempt interest dividends of a regulated investment company under
Section 852(b)(5) of the Code, which are derived from interest on tax-exempt obligations of the State of Colorado or any of its political subdivisions; or
(2) distributions derived from interest on obligations of the United States or its possessions included in federal adjusted gross income.

To the extent that distributions on shares of the Fund are attributable to sources of income not described in the preceding sentences, including capital gains, such distributions will not be exempt from Colorado income tax.

There are no municipal income taxes in Colorado. As intangibles, shares in the Fund will be exempt from Colorado property taxes.


DESCRIPTION OF SECURITIES AND INVESTMENT PRACTICES

COLORADO MUNICIPAL OBLIGATIONS. The Obligations in which the Fund invests include but are not limited to municipal bonds, floating rate and variable rate municipal obligations, participation interest in municipal bonds, tax-exempt asset-backed certificates, tax-exempt commercial paper, short-term municipal notes, standby commitments, general obligation bonds, revenue bonds, stripped municipal bonds, Mello-Roos Community Facility Act Bonds, and callable and putable bonds. The Adviser expects that governmental, government-related or private entities may create other tax-exempt investments in addition to those described above. As new types of tax-exempt vehicles are developed, the Adviser will, consistent with the Fund's investment objective and policies, consider these vehicles for investment by the Fund.

Because the Fund will concentrate its investments in Colorado Municipal Obligations, it may be adversely affected by political, economic or regulatory factors that may impair the ability of Colorado issuers to pay interest on or to repay the principal of their debt obligations.

Obligations of issuers of Colorado Municipal Obligations are subject to the provisions of bankruptcy, insolvency and other laws affecting the rights and remedies of creditors, such as the Federal Bank Reform Act of 1978. In addition, the obligations of such issuers may become subject to the laws enacted in the future by Congress or the Colorado legislatures or by referenda extending the time for payment or principal and/or interest, or imposing other constraints upon enforcement of such obligations or upon municipalities to levy taxes. There is also the possibility that, as a result of legislation or other conditions, the power or ability of any issuer to pay, when due, the principal of and interest on its Obligations may be materially affected. Additional considerations relating to the risks of investing in Colorado Municipal Obligations are presented in the SAI.

WHEN-ISSUED AND DELAYED DELIVERY PURCHASES. The Fund may buy Colorado Obligations on a when-issued or delayed delivery basis when it has the intention of acquiring them. The Colorado Obligations so purchased are subject to market fluctuation and no interest accrues to the Fund until delivery and payment take place; their value at the delivery date may be less than the purchase price. The Fund cannot enter into when-issued commitments exceeding in the aggregate 15% of the market value of the Fund's total assets, less liabilities, other than the obligations created by when-issued commitments. If the Fund chooses to dispose of the right to acquire a when-issued obligation prior to its acquisition, it could, as with the disposition of any other portfolio holding, incur a gain or loss due to market fluctuation; any such gain would be a taxable short-term gain. The Fund places an amount of assets equal in when-issued or delayed delivery securities being purchased in a segregated account with the Custodian, which is marked to market every business day. See the Statement of Additional Information for further information.

CERTIFICATES OF PARTICIPATION. The Fund may invest in municipal lease obligations, primarily through certificates of participation ("COPs"). COPs are widely used by state and local governments to finance the purchase of property and function much like installment purchase agreements. COPs are created when long-term lease revenue obligations are issued by a governmental corporation to pay for the acquisition of property or facilities. The property or facilities acquired are then leased to a municipality and the lease payments are used to repay interest and principal on the obligations issued to buy the property. After all of the lease payments have been made, according to the terms of the lease, the municipality gains ownership of the property for a nominal sum. This lease format is generally not subject to constitutional limitations on the issuance of state debt. This, COPs may enable a governmental issuer to increase government liabilities beyond constitutional debt limits.

FORWARD COMMITMENTS AND WHEN-ISSUED SECURITIES. The Fund may purchase when-issued securities and make contracts to purchase securities for a fixed price at a future date beyond customary settlement time if the Fund holds, and maintains until the settlement date in a segregated account, cash or other liquid assets in an amount sufficient to meet the purchase price, or if the Fund enters into offsetting contracts for the forward sale of other securities it owns. Purchasing securities on a when-issued basis and forward commitments involve a risk of loss if the value of the security to be purchased declines prior to the settlement date, which risk is in addition to the risk of decline in value of the Fund's other assets. No income accrues on securities purchased on a when-issued basis prior to the time delivery of the securities is made, although the Fund may earn interest on securities it has deposited in the segregated account because it does not pay for the when-issued securities until they are delivered. Investing in when-issued securities has the effect of (but is not the same as) leveraging the Fund's assets. Although the Fund would generally purchase securities on a when-issued basis or enter into forward commitments with the intention of actually acquiring securities, the Fund may dispose of a when-issued security or forward commitment prior to settlement, if the Adviser deems it appropriate to do so. The Fund may realize short-term profits or losses upon such sales.

ILLIQUID INVESTMENTS. It is the policy of the Fund that illiquid securities whose transfer is restricted by law (including certain securities unregistered under federal securities law) and other illiquid securities (including repurchase agreements of more than seven days' duration, variable and floating rate demand and master demand notes not requiring receipt of the principal note amount within seven days' notice and securities of foreign issuers that are not listed on a recognized domestic or foreign securities exchange) may not constitute, at the time of purchase or at any time, more than 15% of the value of the total net assets of the Fund in which they are held. Securities with restrictions on resale but that have a readily available market are not deemed illiquid for purposes of this limitation.


RISKS OF INVESTING IN THE FUND

Certain Risk Considerations

The price per share of the Fund will fluctuate with changes in value of the investments held by the Fund. For example, the value of the Fund's shares will generally fluctuate inversely with the movements in interest rates. Shareholders of the Fund should expect the value of their shares to fluctuate with changes in the value of the securities owned by the Fund. There is, of course, no assurance that the Fund will achieve its investment objectives or be successful in preventing or minimizing the risk of loss that is inherent in investing in particular types of investment products. In order to attempt to minimize that risk, the Adviser monitors developments in the economy, the securities markets, and with each particular issuer. Also, as noted earlier, the Fund is managed within certain limitations that restrict the amount of the Fund's investment in any single issuer.

The Adviser and the Trust's service providers rely upon their existing information systems to provide investment management and administrative services, respectively, to the Trust. The costs of maintaining and upgrading such information systems to comply with the impact of the Year 2000 is an operational and financial responsibility of the Adviser and the other service providers, respectively. The Trust is in the process of assessing and formulating any responses to any material issues, if any, relating to Year 2000 with the Adviser and all other major service providers. However, no assurance can be given that these steps will be sufficient to avoid any material adverse impact to the Trust.

CONSIDERATIONS REGARDING INVESTMENTS IN COLORADO OBLIGATIONS. Because the Fund will be highly concentrated in the securities of Colorado State and municipal issuers, the Fund will not be diversified. Investment in a non-diversified fund could, therefore, entail greater risks than investment in a "diversified" fund, including a risk of greater fluctuations in yield and share price. There are risks to investment in the Fund posed by the economic strength of and pending legal actions against, the State of Colorado. It is not currently possible to assess the impact of such economic factors and cases or current legislation and policies on the long-term ability of Colorado state and municipal issuers to pay interest or repay principal on their obligations.

The value of the Colorado Obligations in which the Fund invests will fluctuate depending in large part on changes in prevailing interest rates. If the prevailing interest rates go up after the Fund buys Colorado Obligations, the value of these obligations will normally go down; if these rates go down, the value of these obligations will normally go up. Changes in value and yield based on changes in prevailing interest rates may have different effects on short-term Colorado Obligations than on long-term obligations. Long-term obligations (which often have higher yields) may fluctuate in value more than short-term ones. For this reason, the Fund may, to achieve a defensive position, shorten the average maturity of its portfolio.

The following is a discussion of the general factors that might influence the ability of Colorado issuers to repay principal and interest when due on the Colorado Obligations contained in the portfolio of the Fund. Such information is derived from sources that are generally available to investors and is believed by the Fund to be accurate, but has not been independently verified and may not be complete.

Because of limitations contained in the state constitution, the State of Colorado issues no general obligation bonds secured by the full faith and credit of the state. Several agencies and instrumentalities of state government are authorized by statute to issue bonds secured by revenues from specific projects and activities. Additionally, the state currently is authorized to issue short-term revenue anticipation notes.

There are approximately 2,000 units of local government in Colorado, including counties, statutory cities and towns, home-rule cities and counties, school districts and a variety of water, irrigation, and other special districts and special improvement districts, all with various constitutional and statutory authority to levy taxes and incur indebtedness. The major source of revenue for funding such indebtedness is the ad valorem property tax, which presently is levied and collected solely at the local level, although the state is also authorized to levy such taxes. There is a statutory restriction on the amount of annual increases in taxes that can be levied by the various taxing jurisdictions in Colorado without electoral approval.

On November 3, 1992, an amendment to the Constitution of the State of Colorado was approved and went into effect. In general, the effect of the amendment is to limit the ability of the State and local governments to increase revenues and expenditures, issue debt and enter into other financial obligations and raise taxes. At the date of this Prospectus, it is not possible to predict how the amendment will affect the various issuers of existing and future Colorado Obligations, but in general it could reduce the tax coverage for Colorado Obligations, limit the ability of municipalities to issue new obligations and could impair the liquidity of Colorado Obligations. In addition, the various provisions of the amendment may result in legislation and have resulted in litigation that may have effects on Colorado Obligations that cannot now be predicted. The principal provisions of the amendment and other matters relating to it are summarized in the SAI.

Colorado's economy is diversified and the state has become the services center for the Rocky Mountain region. The state's economy includes agriculture, manufacturing (especially high technology activities), construction, tourism (ski resorts and national parks) and mining (primarily oil production). Colorado has recovered from economic difficulties experienced during the past several years, which caused state government revenue shortfalls at that time.

Employment in Colorado is diversified among services, trade, government and manufacturing. Employment growth in Colorado has exceeded that of the United States as a whole since 1989.

It can be expected that federal deficit reduction measures will have significant direct and indirect impact on the economy of that state as a whole and on specific localities with a large presence of federal activity. As a result of all these factors, there can be no assurance that further economic difficulties and their impact on state and local government finances will not adversely affect the market value of the Colorado Obligations held by the Fund or the ability of the respective obligors to pay debt service on certain of such obligations. Obligations of non-Colorado issuers are subject to the risks of general economic and other factors affecting those issuers.


OTHER INFORMATION

CAPITALIZATION

Financial Investors Trust was organized as a Delaware business trust on November 30, 1993 and currently consists of five separately managed portfolios. The Board of Trustees may establish additional portfolios in the future. The capitalization of the Funds consists solely of an unlimited number of shares of beneficial interest with a par value of $0.001 each. When issued, shares of the Funds are fully paid, non-assessable and freely transferable.

VOTING

Shareholders have the right to vote in the election of Trustees and on any and all matters on which, by law or under the provisions of the Declaration of Trust, they may be entitled to vote. The Fund is not required to hold regular annual meetings of shareholders and does not intend to do so.

The Declaration of Trust provides that the holders of not less than two-thirds of the outstanding shares of the Fund may remove a person serving as Trustee either by declaration in writing or at a meeting called for such purpose. The Trustees are required to call a meeting for the purpose of considering the removal of a person serving as Trustee if requested in writing to do so by the holders of not less than 10% of the outstanding shares of the Fund and in connection with such meeting to comply with the shareholders' communications provisions of Section 16(c) of the Act. See "OTHER INFORMATION - Voting Rights" in the SAI.

Shares entitle their holders to one vote per share (with proportionate voting for fractional shares). As used in the Prospectus, the phrase "vote of a majority of the outstanding shares" of the Fund means the vote of the lesser of: (1) 67% of the shares of a Fund present at a meeting if the holders of more than 50% of the outstanding shares are present in person or by proxy; or (2) more than 50% of the outstanding shares of a Fund.

PERFORMANCE INFORMATION

The Fund may, from time to time, include its yield, taxable equivalent yield and total return in advertisements or reports to shareholders or prospective investors. The methods used to calculate the yield, taxable equivalent yield and total return of the Fund are mandated by the SEC.

Quotations of "yield" for the Fund will be based on the investment income per share during a particular 30-day (or one month) period (including dividends and interest), less expenses accrued during the period ("net investment income"), and will be computed by dividing net investment income by the maximum public offering price per share on the last day of the period.

Quotations of yield and effective yield reflect only the Fund's performance during the particular period on which the calculations are based. Yield and effective yield for the Fund will vary based on changes in market conditions, the level of interest rates and the level of the Fund's expenses, and no reported performance figure should be considered an indication of performance which may be expected in the future.

Quotations of average annual total return for the Fund will be expressed in terms of the average annual compounded rate of return of a hypothetical investment in the Fund over periods of 1, 5 and 10 years (up to the life of the Fund), reflect the deduction of a proportional share of Fund expenses (on an annual basis), and assume that all dividends and distributions are reinvested when paid.

Performance information for the Fund may be compared to various unmanaged indices, such as those indices prepared by Lipper Analytical Services, Morningstar, and other entities or organizations which track the performance of investment companies. Any performance information should be considered in light of the Fund's investment objectives and policies, characteristics and quality of the Fund and the market conditions during the time period indicated, and should not be considered to be representative of what may be achieved in the future. For a description of the methods used to determine yield and total return for Fund, see the SAI.

The Colorado Quality Tax-Exempt Fund may also advertise its "taxable equivalent yield." Taxable equivalent yield is the yield that an investment, subject to both Federal and Colorado personal income taxes, would need to earn in order to equal, on an after-tax basis, theyield on an investment exempt from such taxes (normally calculated assuming the maximum combined Federal and Colorado marginal tax rate). A taxable equivalent yield quotation for a Fund will be higher than the yield or the effective yield quotations for a Fund.

The Fund commenced operations on March 2, 1998 subsequent to the transfer of assets by an unregistered commingled pool to the Fund in exchange for shares of such Fund. The Fund will employ materially equivalent investment objectives, policies, restrictions and guidelines as those employed by the Adviser with respect to the predecessor unregistered commingled pool. The Fund's portfolio of investments on March 2, 1998 was the same as the portfolio of the corresponding unregistered commingled pool immediately prior to the transfer. The commingled pool performance is not necessarily representative of the past performance of the portfolio managers acting individually or as a team.

The commingled pool was not a registered investment company as it was exempt from registration under the Investment Company Act of 1940, as amended. Since, in a practical sense the commingled pool constitutes the "predecessor" of the Fund, the Trust calculates the performance of the Fund in accordance with SEC guidelines for periods commencing prior to the transfer of the commingled assets to the Fund by including the corresponding commingled pool total return adjusted to reflect the deduction of anticipated fees and expenses applicable to the Fund.

The quoted performance data includes the performance of the commingled pool for periods before the Trust's Registration Statement became effective. As noted above, the commingled pool was not registered under the 1940 Act and thus not subject to certain investment restrictions that are imposed by the 1940 Act and the Internal Revenue Code. If the commingled pool had been registered under the 1940 Act, the commingled pool performance might have been adversely affected.

                 Assets Included in                                    Lipper Intermediate
                 Adviser's Municipal        Adviser's Municipal      Municipal Index (Lehman
     Year(1)         Performance             Performance(2)          Index Prior to 1991)(3)
     -------         -----------             --------------          -----------------------
     1976(4)          $249,464               4.87%     5.03%
     1977             $262,787               7.25%     7.77%               Index Not
     1978             $833,728              -1.56%    -1.08%               Available
     1979             $854,732              -3.84%    -3.37%              Until 1979
     1980             $790,883             -19.35%   -18.95%                  -8.90%
     1981             $725,230             -10.22%    -9.79%                 -10.20%
     1982           $3,469,564              30.80%    31.41%                  40.90%
     1983           $5,126,081               5.22%     5.72%                   8.10%
     1984           $6,702,900               8.41%     8.92%                  10.60%
     1985          $11,636,383              23.42%    24.00%                  20.00%
     1986          $18,092,331              20.61%    21.18%                  19.30%
     1987          $18,170,711              -4.10%    -3.64%                   1.50%
     1988          $19,711,632              12.31%    12.84%                  10.20%
     1989          $19,893,827              13.65%    14.19%                  10.80%
     1990          $20,173,419               5.44%     5.94%                   7.60%
     1991          $21,055,078              11.31%    11.84%                  10.80%
     1992          $21,624,650               8.16%     8.68%                   7.50%
     1993          $23,382,449              10.15%    10.68%                   9.94%
     1994          $23,906,936              -3.24%    -2.79%                  -3.52%
     1995          $27,173,100              11.15%    11.68%                  12.86%
     1996          $25,234,140               3.93%     4.43%                   3.70%
     1997          $25,291,237               6.13%     6.64%                   7.08%

For 5 Years Ended 1997                       5.50%     6.00%                   5.86%
For 10 Years Ended l997                      7.79%     8.30%                   7.60%
Since Inception (August 31, 1976)            6.01%     6.52%                      NA

(1)  All periods are ended December 31.
(2) Annual total return is represented for each year and compounded annual return is presented for each period, net of expenses, in accordance with SEC guidelines. The performance in the first column has been restated to reflect a total expense ratio of .93% which is the gross expense ratio that the Fund is expected to incur during the current fiscal year and which reflects a management fee of .50% of net assets. Performance in the second column has been restated to reflect a total expense ratio of .45% which reflects voluntary fee waivers and/or expense reimbursements. These waivers and/or reimbursements may be modified or terminated at any time.
(3) For comparison, the Lehman Municipal Index of municipal bonds has a maturity and duration which approximated the predecessor commingled fund during the 1980s. Because the average maturity of the predecessor commingled fund was actively decreased during the 1980s, the appropriate benchmark was changed to the Lipper Intermediate Municipal Bond Index (a more comparable maturity and duration) after 1991 and then linked with the prior Lehman Index returns.
(4)  Data for the period August 31, 1976 to December 31, 1976.

ACCOUNT SERVICES

All transactions in shares of the Fund will be reflected in a monthly statement for each shareholder. In those cases where another organization or its nominee is the shareholder of record of shares purchased for its customer, the Fund has been advised that the statement may be transmitted to the customer at the discretion of such organization.

ALPS acts as the Fund's transfer agent. The Fund compensates ALPS, pursuant to a Services Agreement, for providing personnel and facilities to perform dividend disbursing and transfer agency-related services for the Fund.

SHAREHOLDER INQUIRIES

All shareholder inquiries should be directed to the Fund at 370 17th Street, Suite 3100, Denver, CO 80202.

General and Account Information: (800) 644-8595.

APPENDIX

KEY TO MOODY'S BOND RATINGS

Aaa Bonds that are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge". Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most likely to impair the fundamentally strong position of such issues.

Aa Bonds that are rated Aa are judged to be of high quality by all standards. Together with the Aaa group, they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present that make the long-term risks appear somewhat larger than in Aaa securities.

A Bonds that are rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present that suggest a susceptibility to impairment some time in the future.

Baa Bonds that are rated Baa are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate, and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

Ba Bonds that are rated Ba are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

B Bonds that are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or maintenance of other terms of the contract over any long period of time may be small.

Caa Bonds that are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

Ca Bonds that are rated Ca represent obligations that are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

C Bonds that are rated C are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

KEY TO S & P'S BOND RATINGS

AAA Debt rated "AAA" has the highest rating assigned by Standard & Poor's Capacity to pay interest and repay principal is extremely strong.

AA Debt rated "AA" has a very strong capacity to pay interest and repay principal and differs from the highest rated issues only in small degree.

A Debt rated "A" has a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

BBB Debt rated "BBB" is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher rated categories.

BB Debt rated "BB" has less near-term vulnerability to default than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial or economic conditions which could lead to inadequate capacity to meet timely interest and principal payments. The "BB" rating category is also used for debt subordinated to senior debt that is assigned an actual or implied "BBB-" rating.

B Debt rated "B" has greater vulnerability to default but currently has the capacity to meet interest payments and principal repayments. Adverse business, financial or economic conditions will likely impair capacity or willingness to pay interest and repay principal. The "B" rating category is also used for debt subordinated to senior debt that is assigned an actual or implied "BB-" rating.

CCC Debt rated "CCC" has a currently identifiable vulnerability to default, and is dependent upon favorable business, financial and economic conditions to meet timely payment of interest and repayment of principal. In the event of adverse business, financial or economic conditions, it is not likely to have the capacity to pay interest and repay principal. The "CCC" rating category is also used for debt subordinated to senior debt that is assigned an actual or implied "B" or "B-" rating.

CC The rating "CC" typically is applied to debt subordinated to senior debt that is assigned an actual or implied "CCC" rating.

C The rating "C" typically is applied to debt subordinated to senior debt which is assigned an actual or implied "CCC-" debt rating. The "C" rating may be used to cover a situation where a bankruptcy petition has been filed, but debt service payments are continued.

CI The rating "CI" is reserved for income bonds on which no interest is being paid.

D Debt rated "D" is in payment default. The "D" rating category is used when interest payments or principal payments are not made on the date due even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period. The "D" rating also will be used upon the filing of a bankruptcy petition if debt service payments are jeopardized.

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                                      LEFT BLANK




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                                          24

                                 INVESTMENT ADVISER
                Tempest, Isenhart, Chafee, Lansdowne & Assoc., Inc.
                          1380 Lawrence Street, Suite 1050
                               Denver, Colorado 80204

                   ADMINISTRATOR, DISTRIBUTOR AND TRANSFER AGENT
                          ALPS Mutual Funds Services, Inc.
                            370 17th Street, Suite 3100
                                 Denver, CO  80202

                                     CUSTODIAN
                               Fifth Third Bank, N.A.

                              INDEPENDENT ACCOUNTANTS
                                 Deloitte & Touche


                             FOR MORE INFORMATION CALL
                                   1-800-644-8595




THESE FUNDS ARE NOT INSURED BY TEMPEST, ISENHART, COLORADO STATE BANK & TRUST,
                           THE FDIC OR ANY OTHER INSURER.